As filed with the Securities and Exchange Commission on February 28, 2007
1933 Act Registration No. 33-96132
1940 Act Registration No. 811-9086

SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933	[X]
Pre-Effective Amendment No	[_]
Post-Effective Amendment No. 26	[X]

and/or

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940	[X]
Amendment No. 27	[X]

TD ASSET MANAGEMENT USA FUNDS INC.
(Exact Name of Registrant as Specified in Charter)

31 West 52nd Street, New York, New York 10019
(Address of Principal Executive Offices) (Zip Code)

Registrant’s Telephone Number, including Area Code:
(212) 806-3500

George Martinez, President
TD Asset Management USA Funds Inc.
100 Summer Street, Suite 1500
Boston, Massachusetts 02110
(Name and Address of Agent for Service)

Copies of communications to:

Margery K. Neale,Esq.
Willkie Farr & Gallagher LLP
787 Seventh Avenue
New York, N.Y. 10019

It is proposed that this filing will become effective (check appropriate box):

[X]	Immediately upon filing pursuant to paragraph (b)
[_]	On pursuant to paragraph (b)
[_]	60 days after filing pursuant to paragraph (a) (1)
[_]	On (date) pursuant to paragraph (a) (1)
[_]	75 days after filing pursuant to paragraph (a) (2)
[_]	On (date) pursuant to paragraph (a) (2) of Rule 485.

If appropriate, check the following box:

[ ]	This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

PROSPECTUS
February 28, 2007

TD Asset Management USA Funds Inc.

TDAM Money Market Portfolio
– Investor Class
  – Premium Class

TDAM U.S. Government Portfolio
– Investor Class

TDAM Municipal Portfolio
– Investor Class

TDAM California Municipal Money Market Portfolio
– Investor Class

TDAM New York Municipal Money Market Portfolio
– Investor Class

As with any mutual fund, the Securities and Exchange Commission (SEC) has not approved or disapproved any Portfolio’s shares or determined whether this prospectus is adequate or complete. Any representation to the contrary is a criminal offense.

TD ASSET MANAGEMENT USA FUNDS INC.

TABLE OF CONTENTS

RISK AND RETURN SUMMARY	1
Fund Overview	1
Investment Objectives	1
Investment Strategies	1
Principal Risks	3
Who May Want to Invest	4
Past Performance	4
Expenses	7

HOW TO BUY AND SELL SHARES	8
How to Buy Shares	9
How to Sell Shares	10
How to Exchange Between Portfolios	12

SHAREHOLDER INFORMATION	12
Statements and Reports to Shareholders	12
Pricing Your Shares	12
Dividends	13
Taxes	13
Frequent Purchases and Redemptions	15
Disclosure of Portfolio Holdings	15

PORTFOLIO MANAGEMENT	16
Investment Manager	16
Administrator	16
Distributor	16
Distribution (12b-1) Plan and Other Distribution Arrangements	16
Shareholder Servicing	17

ABOUT CALIFORNIA AND NEW YORK	17
California	17
New York	18

FINANCIAL HIGHLIGHTS	18

FOR MORE INFORMATION	25

TD ASSET MANAGEMENT USA FUNDS INC.

RISK AND RETURN SUMMARY

Fund Overview

The TDAM Money Market Portfolio (“Money Market Portfolio”), the TDAM U.S. Government Portfolio (“U.S. Government Portfolio”), the TDAM Municipal Portfolio (“Municipal Portfolio”), the TDAM California Municipal Money Market Portfolio (the “California Portfolio”) and the TDAM New York Municipal Money Market Portfolio (the “New York Portfolio”) (each a “Portfolio,” collectively, the “Portfolios”) are series of TD Asset Management USA Funds Inc. (the “Company”). The Company is registered as an open-end management investment company with the Securities and Exchange Commission under the Investment Company Act of 1940, as amended. This prospectus relates to the Investor Class of each of the Portfolios and the Premium Class of the Money Market Portfolio. Each Portfolio offers one or more other share classes through a separate prospectus.

Investment Objectives

Each of the Money Market Portfolio, the U.S. Government Portfolio and the Municipal Portfolio seeks maximum current income to the extent consistent with liquidity and preservation of capital and a stable price of $1.00 per share.

The California Portfolio seeks maximum current income that is exempt from regular federal and California State income taxes, to the extent consistent with liquidity and preservation of capital and a stable share price of $1.00 per share.

The New York Portfolio seeks maximum current income that is exempt from regular federal, New York State and City income taxes, to the extent consistent with liquidity and preservation of capital and a stable share price of $1.00 per share.

Although the Portfolios seek to preserve the value of your investment at $1 per share, you could lose money on your investment in a Portfolio. Your investment in a Portfolio is not insured or guaranteed by the Federal Deposit Insurance Corporation or any government agency.

Investment Strategies

Each Portfolio is a money market fund. Each Portfolio invests in high quality money market securities that the Investment Manager (as defined below) believes present minimal credit risk.

Generally, money market securities are short-term debt obligations issued by banks, corporations or governments. Money market securities may be backed by loans, receivables or other assets or may be unsecured, and may include repurchase agreements. In a repurchase agreement, a Portfolio acquires ownership of a security from a financial institution that agrees to repurchase the security later at a time and price that determine the yield during the Portfolio’s holding period. Particular types of money market securities are described in the Portfolios’ Statement of Additional Information (“SAI”).

The Money Market Portfolio has the flexibility to invest in a broad range of high quality money market securities. The U.S. Government Portfolio offers an added measure of safety by investing exclusively in obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities. However, not all of these obligations in which the U.S. Government Portfolio (and each other Portfolio of the Company) may invest are backed by the full faith and credit of the U.S. government, as discussed below under “U.S. Government Portfolio.” The Municipal Portfolio offers income exempt from federal taxes by investing primarily in municipal securities. The California Portfolio and the New York Portfolio invest in high quality municipal obligations issued by its corresponding state (California or New York), the state’s political subdivisions and other qualifying issuers believed by the Investment

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Manager to present minimal credit risk. The California Portfolio and the New York Portfolio are intended solely for California or New York residents, respectively.

As money market funds, the Portfolios comply with a range of federal regulations relating to quality, maturity, liquidity and diversification that are designed to promote price stability. Under the maturity standards, each Portfolio maintains an average portfolio maturity of 90 days or less (weighted by the relative values of its holdings), and generally does not invest in any securities with a remaining maturity of more than 397 days (approximately 13 months). Under the quality standards, each Portfolio invests only in securities that, at the time of purchase, are in the two highest short-term rating categories or are of equivalent quality in the judgment of the Portfolio’s Investment Manager.

Each Portfolio may invest in other investment companies consistent with its investment objective and strategies. Any such investments will be made solely in no-load money market funds.

Money Market Portfolio. The Money Market Portfolio invests in a broad spectrum of high quality U.S. dollar-denominated money market instruments. The Portfolio’s investments may include obligations issued by, or guaranteed by, U.S. or foreign governments, their agencies or instrumentalities, bank obligations, and corporate debt obligations of U.S. and foreign issuers, as well as repurchase agreements and other money market instruments. The Money Market Portfolio also invests in asset-backed securities and asset-backed commercial paper (collectively, “asset-backed securities”). Such securities directly or indirectly represent a participation interest in, or are secured by and are payable from, a stream of payments generated from particular assets, such as automobile and credit card receivables and home equity loans or other asset-backed securities collateralized by those assets. The credit quality of asset-backed securities is often improved in comparison to that of the underlying loans or receivables through credit enhancement and liquidity enhancement mechanisms. Forms of enhancement include letters of credit, surety bond guarantees, over-collateralization, excess spread protection, subordination of other classes of debt, early amortization and cash reserve accounts. Most programs utilize some or all of these forms of enhancement.

U.S. Government Portfolio. The U.S. Government Portfolio invests primarily in U.S. Treasury bills, notes, bonds and other obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities, and repurchase agreements backed by such obligations. The U.S. Government Portfolio normally invests at least 80% of its total assets in government securities. Some of the obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities are backed by the full faith and credit of the U.S. government, including, but not limited to, direct obligations issued by the U.S. Treasury, obligations of certain entities that may be chartered or sponsored by Acts of Congress, such as the Federal Housing Administration, the Government National Mortgage Association (“GNMA” or “Ginnie Mae”), the General Services Administration and the Maritime Administration. Obligations issued by other government entities that may be chartered or sponsored by Acts of Congress, called Government Sponsored Enterprises or “GSEs,” like obligations of Fannie Mae (Federal National Mortgage Association), Freddie Mac (Federal Home Loan Mortgage Corp.), the Federal Home Loan Bank, the Tennessee Valley Authority, the Student Loan Marketing Association (“SLMA” or “Sallie Mae”) and the Federal Farm Credit Bank are neither issued nor guaranteed by the U.S. Treasury and are not backed by the full faith and credit of the U.S. government. However, these issuers, except the Federal Farm Credit Bank, have the right to borrow limited amounts from the U.S. Treasury to meet their obligations. In contrast, the obligations of other issuers, like the Federal Farm Credit Bank, depend entirely upon their own resources to repay their debt obligations. In addition, a U.S. government guarantee of the securities owned by a Portfolio does not guarantee the net asset value of the Portfolio’s shares.

Municipal Portfolio, California Portfolio and New York Portfolio. The Municipal Portfolio invests primarily in a diversified portfolio of short-term, high quality, tax-exempt municipal obligations. The Municipal Portfolio normally invests at least 80% of its total assets in obligations issued or guaranteed by states, territories and possessions of the United States and the District of Columbia and their political subdivisions, agencies and instrumentalities (“municipal securities”). The income from these securities is exempt from regular federal income tax, but may be subject to the federal alternative minimum tax (“AMT”).

Each of the California Portfolio and the New York Portfolio normally will invest at least 80% of its total assets in municipal securities, including those issued by the Portfolio’s corresponding state or the state’s political

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subdivisions, authorities or instrumentalities, or by corporations established for a public purpose. These securities also may be issued by other qualified issuers, including the various territories and possessions of the United States, such as Puerto Rico. In the opinion of the issuer’s bond counsel, the income from these securities is exempt from the specific state’s personal income tax and federal income tax. However, this income may be subject to the AMT. When suitable tax-exempt securities of the specific state are unavailable, each of the California Portfolio and the New York Portfolio may invest up to 20% of its assets in securities issued by other states and their political subdivisions whose income is exempt from federal income tax but is subject to state personal income tax.

Municipal securities may be either “general obligation” or “revenue” securities; that is, they may be secured by a pledge of the issuing municipality’s full credit or rely only on the revenues of a particular project or other special revenue.

Each Portfolio may deviate from its investment policies and may adopt temporary defensive measures when significant adverse market, economic, political or other circumstances require immediate action in order to avoid losses. During such periods, each Portfolio may temporarily invest its assets, without limitation, in taxable money market investments. Interest income from temporary investments is taxable to shareholders as ordinary income. The effect of taking such a temporary defensive position is that the Portfolio may not achieve its investment objective.

Moreover, although each Portfolio does not currently intend to do so, on a regular basis it may invest more than 25% of its assets in municipal securities that are repayable out of revenue streams generated from economically related projects or facilities. Investment in municipal securities repayable from related revenue streams further concentrates the Portfolio’s risks.

Each Portfolio may purchase municipal securities together with the right to resell them to the seller at a specified price or yield within a certain period. Such a right, known as a stand-by commitment, allows the Portfolio to be fully invested in municipal securities while preserving liquidity. Particular securities and techniques, and their related risks, are described in the SAI.

Principal Risks

The income from each Portfolio will vary with changes in prevailing interest rates. In addition, each Portfolio’s investments are subject to “credit risk,” which is the risk that an issuer will be unable, or will be perceived to be unable, to repay its obligations at maturity. Funds that invest primarily in high quality securities generally are subject to less credit risk than funds that invest in lower quality securities. The U.S. Government Portfolio reduces credit risk by investing exclusively in U.S. government and agency securities. However, as discussed above, not all of these securities in which the U.S. Government Portfolio (and each other Portfolio of the Company) may invest are backed by the full faith and credit of the U.S. government. There is no guarantee that the U.S. government will support securities not backed by its full faith and credit. Accordingly, although these securities historically have involved little risk of loss of principal if held to maturity, they may involve more risk than securities backed by the U.S. government’s full faith and credit.

The value of asset-backed securities may be affected by the credit risk of the servicing agent for the pool, the originator of the loans or receivables, or the financial institution(s) providing the credit support. In addition to credit risk, asset-backed securities and other securities with early redemption features are subject to pre-payment risk. During periods of declining interest rates, prepayment of loans underlying asset-backed securities can be expected to accelerate or an issuer may retire an outstanding bond early to reduce interest costs. A Portfolio’s ability to maintain positions in such securities will be affected by reductions in the principal amount of such securities resulting from prepayments, and its ability to reinvest the returns of principal at comparable yields is subject to generally prevailing interest rates at that time.

Although each Portfolio seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in a Portfolio. An investment in a Portfolio is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

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California Portfolio and New York Portfolio. The yields of California or New York municipal securities depend on, among other things, conditions in that state’s municipal securities markets and debt securities markets generally, the size of a particular offering, the maturity of the obligation and the rating of the issue.

Each of the California Portfolio or New York Portfolio’s “non-diversified” status allows it to invest more than 5% of its assets in a single issuer. As a result, these Portfolios are riskier than other types of money market funds that require greater diversification among issuers. These Portfolios are more vulnerable to unfavorable developments within that state than funds that invest in municipal securities of many states because they invest primarily in securities issued by a single state and its municipalities.

Who May Want to Invest

The Portfolios may be appropriate for the following investors:

•	Investors looking to earn income at current money market rates from a high quality portfolio.
•	Investors looking for a liquid investment that preserves capital.
•	Investors pursuing a short-term investment goal.

In addition:

•	The Municipal Portfolio may be appropriate for investors looking for income that is exempt from regular federal income tax.
•	The California Portfolio may be appropriate for investors looking to earn income that is exempt from regular federal and California State income taxes.
•	The New York Portfolio may be appropriate for investors looking to earn income that is exempt from regular federal and New York State and City income taxes.

Past Performance

The following bar charts illustrate the risks of investing in the Investor Class of each Portfolio by showing changes in its respective performance from year to year. The returns for Premium Class shares of the Money Market Portfolio will vary from the returns of Investor Class shares of the Money Market Portfolio as a result of differences in expenses applicable to each Class. The table below shows average annual total returns of the Investor Class of each Portfolio. Of course, past performance is not necessarily an indication of how a Portfolio will perform in the future.

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YEAR-BY-YEAR ANNUAL TOTAL RETURN

As of 12/31 each year

Money Market Portfolio - Investor Class

U.S. Government Portfolio - Investor Class

Municipal Portfolio - Investor Class

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YEAR-BY-YEAR ANNUAL TOTAL RETURN as of 12/31 each year

California Portfolio - Investor Class

New York Portfolio - Investor Class

For the periods covered by the bar chart, the highest and lowest quarterly returns were 1.52% (for the quarter ended 9/30/00) and 0.09%% (for the quarter ended 3/31/04) for the Money Market Portfolio - Investor Class, 1.48% (for the quarter ended 12/30/00) and 0.07% (for the quarter ended 6/30/04) for the U.S. Government Portfolio - Investor Class, 0.93% (for the quarter ended 12/31/00) and 0.06% (for the quarter ended 3/31/04) for the Municipal Portfolio - Investor Class, 0.66% (for the quarter ended 9/30/06) and 0.06% (for the quarter ended 9/30/03) for the California Portfolio - Investor Class, and 0.71% (for the quarter ended 12/31/06) and 0.06% (for the quarter ended 9/30/03) for the New York Portfolio - Investor Class, respectively.

AVERAGE ANNUAL TOTAL RETURN as of 12/31/06(1)

Fund	1 Year	5 Years	10 Years	Since Inception (2)
Money Market Portfolio – Investor Class	4.29%	1.87%	3.34%	3.42%
Money Market Portfolio – Premium Class	N/A	N/A	N/A	3.98%
U.S. Government Portfolio – Investor Class	4.17%	1.77%	3.23%	3.31%
Municipal Portfolio – Investor Class	2.55%	1.19%	2.04%	2.09%
California Portfolio – Investor Class	2.53%	1.20%	N/A	1.43%
New York Portfolio – Investor Class	2.55%	1.20%	N/A	1.47%

(1)	As of 12/31/06, 7-day yields for the Money Market Portfolio - Investor Class, the U.S. Government Portfolio - Investor Class, the Municipal Portfolio - Investor Class, the California Portfolio - Investor Class, and the New York Portfolio - Investor Class were 4.50%, 4.39%, 2.80%, 2.79% and 2.74%, respectively. As of 12/31/06, 7-day effective yields for the Money Market Portfolio - Investor Class, the U.S. Government Portfolio - Investor Class, the Municipal Portfolio - Investor Class, the California Portfolio - Investor Class, and the New York Portfolio - Investor Class were 4.60%, 4.49%, 2.84%, 2.83% and 2.78%, respectively. As of 12/31/06, the tax-equivalent 7-day yield for the Municipal Portfolio - Investor Class, the California Portfolio - Investor Class, and the New York Portfolio - Investor Class were 4.31%, 5.01% and 4.78%, respectively, and the tax-equivalent 7-day effective yield for the Municipal Portfolio - Investor Class, the California Portfolio - Investor Class, and the New York Portfolio - Investor Class were 4.37%, 5.08% and 4.85%, respectively. For current yield information, please call 1-800-669-3900.

(2)	The inception date for the Investor Class of the Money Market Portfolio, the U.S. Government Portfolio and Municipal Portfolio is December 20, 1995. The inception date for the Investor Class of the California Portfolio and New York Portfolio is September 1, 2000. The inception date for the Premium Class of Money Market Portfolio is February 27, 2006.

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Expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolios.

	Money Market Portfolio – Investor Class	Money Market Portfolio – Premium Class	U.S. Government Portfolio – Investor Class	Municipal Portfolio – Investor Class	California Portfolio – Investor Class	New York Portfolio – Investor Class
Shareholder Transaction Fees
(fees paid directly from
your investment)(1)

Maximum Sales Charge (Load)
Imposed on Purchases	None	None	None	None	None	None

Annual Operating Expenses
(expenses deducted
from Portfolio assets)

Management Fees(2)	0.08%	0.08%	0.10%	0.10%	0.10%	0.10%
Distribution (12b-1) Fees	0.45%	0.365%	0.45%	0.45%	0.45%	0.45%
Shareholder Servicing Fees(2)	0.25%	0.05%	0.25%	0.25%	0.25%	0.25%
Other Expenses(3)	0.12%	0.07%	0.13%	0.15%	0.15%	0.18%

Total Annual Operating Expenses(2)	0.90%	0.565%	0.93%	0.95%	0.95%	0.98%

(1)	Certain financial institutions and broker-dealers that are not affiliates of the Portfolios’ Investment Manager may impose service fees in connection with the sale of Portfolio shares, no part of which may be received by the Portfolio, the Investment Manager or affiliates of the Investment Manager. These fees may differ according to the type of account held by the investor. In addition, you may be subject to a $5.00 fee by National Investor Services Corp. (“NISC” or the “Transfer Agent”) if you sell less than $5,000 worth of Premium Class shares of the Money Market Portfolio.

(2)	The table is based on the annual operating expenses of each Portfolio for its fiscal year ended October 31, 2006.

(3)	“Other Expenses” includes Transfer Agency fees of 0.10% for the Investor Class of each Portfolio, and 0.05% for the Premium Class of the Money Market Portfolio.

Example

This Example is intended to help you compare the cost of investing in a Portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in a Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Portfolio’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 YEAR	3 YEARS	5 YEARS	10 YEARS
Money Market Portfolio — Investor Class	$92	$287	$498	$1,108
Money Market Portfolio — Premium Class	$58	$181	$316	$708
U.S. Government Portfolio — Investor Class	$95	$296	$515	$1,143
Municipal Portfolio — Investor Class	$97	$303	$525	$1,166
California Portfolio — Investor Class	$97	$303	$525	$1,166
New York Portfolio — Investor Class	$100	$312	$542	$1,201

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HOW TO BUY AND SELL SHARES

Investors may purchase shares of the Portfolios through an account with TD Ameritrade, Inc. (“TD AMERITRADE”), an affiliate of the Investment Manager, or certain other authorized financial institutions, such as federal or state-chartered banks, trust companies, savings and loan associations or savings banks, or broker-dealers that have entered into a selling or dealer agreement with the Portfolios’ principal underwriter (collectively, “Financial Intermediaries”).

If you would like to purchase shares of a Portfolio through TD AMERITRADE and you are not already a customer, you need to open a TD AMERITRADE brokerage account by completing and signing a TD AMERITRADE New Account Application. To request an application, please visit TD AMERITRADE online at www.tdameritrade.com or call 1-800-669-3900. Mail it, together with your check to TD AMERITRADE, Inc., P.O. Box 2209, Omaha, NE 68103-2209. Once your account is open, please call
1-800-669-3900 to either change your investment vehicle or to make a direct purchase.

Investment and Balance Minimums. For the Premium Class of shares of the Money Market Portfolio, there is a $100,000 minimum for initial purchases ($15,000 for retirement accounts and $25,000 for TD AMERITRADE customers with brokerage account balances of at least $100,000) and a $5,000 minimum for subsequent purchases ($2,000 for retirement accounts). The Premium Class of the Money Market Portfolio has a minimum balance requirement of $20,000 ($15,000 for retirement accounts) for each shareholder account. The Money Market Portfolio may waive these requirements at any time in its discretion. The Investor Class of the Portfolios is not subject to these minimums.

Automatic Sweep. The Investor Class shares of the Money Market Portfolio remains available as a sweep option for customers with accounts as of January 7, 2004 and had more than $100,000 in the Class. The Investor Class of each of the other Portfolios remains available as a sweep option for customers with accounts as of the same date without regard to Portfolio balance amounts. The Portfolios are not available as a sweep option for new customers except to the extent that cash balances in your TD AMERITRADE brokerage account exceed $100,000. If you previously selected a Portfolio for automatic sweep and are eligible after January 7, 2004 and wish to retain a Portfolio as your designated sweep investment, the continued use of the Portfolio for this purpose is subject to the terms and conditions of your TD AMERITRADE brokerage account agreement, and TD AMERITRADE may change the eligibility criteria for this sweep investment feature or terminate this feature as an option. In addition, sweep accounts may be subject to minimum purchase and minimum balance requirements established by TD AMERITRADE or the Financial Intermediary, through which you purchase shares. Please call 1-800-934-4448 for more details. Even if you may no longer use a Portfolio for automatic sweep, you may make a direct purchase of shares in accordance with this prospectus. The Premium Class of the Money Market Portfolio is not available as a sweep option.

If you are eligible to continue to designate a Portfolio as your sweep investment and have set up your brokerage account with TD AMERITRADE or another Financial Intermediary for automatic sweep into a Portfolio, free credit balances in your brokerage account will be invested or “swept” automatically each business day into the Portfolio you have selected (“Selected Portfolio”), subject to applicable minimum investment requirements. This feature keeps your money working for you while it is not invested in other securities. “Free credit balances” refers to any settled or cleared funds in your TD AMERITRADE brokerage account that are available for payment or investment.

TD AMERITRADE Cash Management Services. For those TD AMERITRADE customers who qualify, TD AMERITRADE provides additional cash management services. You should contact a TD AMERITRADE Account Officer for more details. To set up TD AMERITRADE cash management services, you should complete the appropriate section of the TD AMERITRADE new account application.

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How to Buy Shares

The Portfolios are open for business on days when the New York Stock Exchange (“NYSE”) is open for regular trading and the Federal Reserve Bank of New York (the “Fed”) is open (a “Portfolio Business Day”). In addition, the Portfolios may elect, in their discretion, if it is determined to be in shareholders’ best interest, to be open on days when the NYSE is open but the Fed is closed or to be open on days when the Fed is open but the NYSE is closed, except for Good Friday. Currently, the NYSE is closed on weekends and certain holidays. A Portfolio may close early on any Portfolio Business Day on which the Bond Market Association (“BMA”) recommends that bond markets close early. In addition, Portfolio shares cannot be purchased by Federal Reserve wire on federal holidays on which wire transfers are restricted.

Shares are purchased at the next net asset value (“NAV”) per share calculated after an order and payment are received by a Portfolio. There is no sales charge to buy shares of a Portfolio.

Each Portfolio reserves the right to suspend the offering of shares for a period of time and to reject any specific purchase order, including certain purchase orders by exchange.

Customers of TD AMERITRADE

You may purchase shares of a Portfolio by way of a direct purchase as set forth below or through the automatic sweep investment feature.

Direct Purchases. A TD AMERITRADE brokerage customer may purchase shares of any of the Portfolios by placing an order directly with a TD AMERITRADE Client Service Representative at 1-800-669-3900. Checks should be made payable to “TD AMERITRADE, Inc.” and you should write your TD AMERITRADE account number on the check. The check will be deposited to your TD AMERITRADE brokerage account. Shares of a Portfolio will be purchased on the business day following clearance of the check.

Whether by mail, telephone or electronically, please indicate your wish to buy shares of a Portfolio and provide the following information:

•	your TD AMERITRADE account number
•	the Portfolio and Class
•	the dollar amount you wish to invest or share amount you wish to purchase

By Automatic Sweep. For those TD AMERITRADE customers who qualify for the automatic sweep feature, free credit balances in your TD AMERITRADE brokerage account will be automatically invested the next business day in the Selected Portfolio you have chosen, subject to applicable minimum investment requirements established by TD AMERITRADE and any changes to the eligibility criteria. Checks deposited to your TD AMERITRADE brokerage account will be automatically invested in the Selected Portfolio after allowing three business days for clearance and shares of the Selected Portfolio will be purchased on the next business day. Net proceeds from securities transactions in your brokerage account will be automatically invested on the settlement date. Dividends and interest payments from investments in your brokerage account will be automatically invested in the Selected Portfolio on the day after they are credited to your account.

Customers of Financial Intermediaries

Shares may be purchased and redeemed through Financial Intermediaries. Financial Intermediaries may receive payments as a processing agent from the Transfer Agent. In addition, Financial Intermediaries may charge their customers a fee for their services, no part of which is received by a Portfolio.

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Investors who purchase shares through a Financial Intermediary will be subject to the procedures of their Financial Intermediary, which may include charges, limitations, investment minimums, cut-off times and restrictions. Any such charges imposed by a Financial Intermediary would reduce the return on an investment in a Portfolio. Investors should acquaint themselves with their Financial Intermediary’s procedures and should read this prospectus in conjunction with any material and information provided by their Financial Intermediary. Investors who purchase shares of a Portfolio through a Financial Intermediary may or may not be the shareholder of record. Financial Intermediaries are responsible for promptly transmitting purchase, redemption and other requests to the Portfolios.

Certain shareholder services, such as periodic investment programs, may not be available to customers of certain Financial Intermediaries. Shareholders should contact their Financial Intermediary for further information. The Portfolios may confirm purchases and redemptions of a Financial Intermediary’s customers directly to the Financial Intermediary, which in turn will provide its customers with confirmation and periodic statements. The Portfolios are not responsible for the failure of any Financial Intermediary to carry out its obligations to its customer.

Your Financial Intermediary will establish and maintain your account and be the stockholder of record. In the event that a Portfolio holds a stockholders’ meeting, your Financial Intermediary, as record holder, will vote your shares in accordance with your instructions. If you do not give your Financial Intermediary voting instructions, your Financial Intermediary may vote your shares proportionately in accordance with the votes cast by other shareholders for whom your Financial Intermediary acts. If you wish to transfer your account, you may only transfer it to another financial institution or broker-dealer that acts as a Financial Intermediary. For more information on purchasing shares, please contact your Financial Intermediary directly.

How to Sell Shares

You may sell (redeem) your shares on a Portfolio Business Day.

Customers of TD AMERITRADE

To sell (redeem) shares of a Portfolio, TD AMERITRADE customers may use any of the methods outlined below. Portfolio shares are redeemed at the next NAV calculated after receipt by the Portfolio of a redemption request in proper form.

With every request to sell shares, you will need to include the following information:

•	your TD AMERITRADE account number
•	the Portfolio and Class
•	the dollar or share amount you wish to sell

Payment. The proceeds of the redemption of your Portfolio shares ordinarily will be credited to your brokerage account the following business day after receipt by the Portfolio of a redemption request in proper form, but not later than seven calendar days after an order to sell shares is received. If you purchased shares by check, proceeds from a subsequent redemption may be held in your brokerage account to allow for clearance of the check (which may take up to ten calendar days). Each Portfolio reserves the right to make redemption payments in whole or in part in securities or other property, valued for this purpose as they are valued in computing the Portfolio’s NAV per share.

You may be charged a $5.00 fee by the Transfer Agent if you sell less than $5,000 worth of shares of the Premium Class of the Money Market Portfolio.

Direct Redemptions. A TD AMERITRADE brokerage customer may redeem shares of any of the Portfolios by placing an order directly with a TD AMERITRADE Client Service Representative at 1-800-669-3900. TD AMERITRADE customers may also redeem shares by mailing a letter of instruction with the information indicated above, signed by one of the registered account holders in the exact form specified on the account to any TD AMERITRADE office or online at http://www.tdameritrade.com if other than a sweep position.

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Redemptions. In the case of a Selected Portfolio selected as a sweep option, shares of your Selected Portfolio may be sold to satisfy a debit balance in your TD AMERITRADE brokerage account. To the extent that there are not a sufficient number of shares of your Selected Portfolio to satisfy any such debit, shares that you own of the other Portfolios or any other money market portfolio of the Company may be sold. In addition, shares may be sold to settle securities transactions in your TD AMERITRADE brokerage account if on the day before settlement there is insufficient cash in the account to settle the net transactions. Your brokerage account, as of the close of business each business day, will be scanned for debits and pending securities settlements, and after application of any available cash or cash equivalent in the account to the debits, a sufficient number of shares may be sold the following business day to satisfy any remaining debits. Shares may also be sold to provide the cash collateral necessary to meet your margin obligations to TD AMERITRADE.

Customers of Financial Intermediaries

Shareholders who have invested through a Financial Intermediary should redeem their shares through the Financial Intermediary. Your Financial Intermediary may allow you to make redemption requests by mail, by telephone and/or electronically. Each Financial Intermediary is responsible for promptly submitting redemption requests to the Portfolios’ Transfer Agent. For your protection, a Portfolio may request documentation for large redemptions or other unusual activity in your account.

Your Financial Intermediary may impose a minimum account balance requirement. If so, your Financial Intermediary reserves the right to close your account if it falls below the required minimum balance. Please consult your Financial Intermediary for more information.

The Portfolios may adopt other policies from time to time requiring mandatory redemption of shares in certain circumstances.

For more information on selling shares, please contact your Financial Intermediary directly.

Due to the cost of maintaining smaller accounts, the Money Market Portfolio, with respect to the Premium Class shares, reserves the right to redeem, upon not less than 60 days’ written notice, all shares in a shareholder’s account that falls below the applicable minimum account balance due to redemptions. In addition, each Portfolio’s shares may be subject to redemption should the brokerage account in which they are held be closed or if your account fails to meet requirements established by TD AMERITRADE or a Financial Intermediary, including requirements relating to minimum account balances. Please call
1-800-669-3900 for more details.

If you have cash management services features in your TD AMERITRADE brokerage account and you withdraw cash from your TD AMERITRADE brokerage account by way of a check or ATM/VISA(R) Check Card, shares of your Selected Portfolio may be sold to satisfy any resulting debit balance. Holders of the ATM/VISA(R) Check Card will not be liable for unauthorized withdrawals resulting in redemptions of Portfolio shares that occur after TDAM is notified of the loss, theft or unauthorized use of the Card. Further information regarding the rights of holders of the ATM/VISA(R) Check Card is set forth in the TD AMERITRADE cash management services agreement provided to each customer who has cash management services in his or her TD AMERITRADE brokerage account. ATM cash withdrawals may be made through participating financial institutions. Although TD AMERITRADE does not charge for ATM withdrawals, institutions may charge a fee in connection with their services.

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How to Exchange Between Portfolios

Shares of each of the Portfolios may be exchanged for shares of the same class of any other Portfolio. An exchange involves the redemption of the Class of shares of the Portfolio which you hold and the purchase of the corresponding Class of shares of another Portfolio at their respective NAVs after receipt of an exchange request in proper form. Each Portfolio reserves the right to reject specific exchange orders and, on 60 days’ prior written notice, to suspend, modify or terminate exchange privileges. There is no sales charge on shares you receive in an exchange.

Customers of TD AMERITRADE

TD AMERITRADE customers may change their designated Selected Portfolio to another Portfolio offered by this prospectus at any time without charge. To effect an exchange, call a TD AMERITRADE Client Service Representative with instructions to move your money from one Portfolio to another, or you may mail written instructions to TD AMERITRADE, Inc., P.O. Box 2209, Omaha, NE 68103-2209. Your letter should reference your TD AMERITRADE brokerage account number, the Portfolio(s) and Class(es) from which you are exchanging and the Portfolio(s) and Class(es) into which you are exchanging. At least one registered account holder should sign this letter.

Customers of Financial Intermediaries

Shareholders who have invested through a Financial Intermediary may place exchange orders through their Financial Intermediary.

For more information on exchanging shares, please contact your Financial Intermediary directly.

SHAREHOLDER INFORMATION

Statements and Reports to Shareholders

The Portfolios do not issue share certificates but record your holdings in non-certificated form. Your Portfolio activity is reflected in your brokerage account statement. The Portfolios provide you with audited annual and unaudited semi-annual financial statements. To reduce expenses, only one copy of most financial reports is mailed to you if you hold shares of more than one Portfolio under the same account name and tax identification number. Moreover, only one copy of each of the annual and semi-annual financial statements and prospectus of the Portfolios, and any proxy statement or information statement relating to the Portfolios, will be sent to a single household without regard to the number of shareholders residing at such household, unless you request otherwise by calling or by sending a written request to your Financial Intermediary. Your Financial Intermediary will begin sending separate copies to your household within 30 days of receipt of your request.

Pricing Your Shares

The price of a Portfolio share on any given day is its NAV. Each Portfolio calculates its NAV per share each Portfolio Business Day as of the close of regular trading on the NYSE, generally 4:00 p.m. (Eastern time). Each Portfolio’s shares are purchased and sold at the next NAV per share calculated after an order and, in the case of purchase orders, payment is received by the Portfolio in the manner described under “How to Buy and Sell Shares.”

Note: The time at which transactions and shares are priced and the time until which orders are accepted may be changed in case of an emergency or if the NYSE closes at a time other than 4:00 p.m. (Eastern time).

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To the extent that portfolio securities are traded in other markets on days when the NYSE or the Fed is closed, a Portfolio’s NAV may be affected on days when investors do not have access to the Portfolio to purchase or redeem shares. In addition, trading in some of a Portfolio’s securities may not occur on days when the Portfolio is open for business.

Like most money market funds, each Portfolio values its portfolio securities at amortized cost, which means that they are valued at their acquisition cost (as adjusted for amortization of premium or discount) rather than at current market value. This method of valuation minimizes the effect of changes in a security’s market value and helps each Portfolio to maintain a stable $1.00 share price. The Board of Directors has adopted procedures pursuant to which the NAV of a Portfolio, as determined under the amortized cost method, is monitored in relation to the market value of the Portfolio.

Dividends

On each day that the NAV of a Portfolio is determined, such Portfolio’s net investment income will be declared at 4:00 p.m. (Eastern time) as a daily dividend to shareholders of record. Dividends begin to accrue on the business day that an order and payment are received by a Portfolio. All expenses are accrued daily and are deducted before declaration of dividends to investors. Net capital gains, if any, realized by a Portfolio will be distributed at least annually.

Dividends are declared daily and are reinvested monthly. Dividends and distributions from a Portfolio will be reinvested in additional full and fractional shares of the same Portfolio at the NAV next determined after their payable date. You may elect to receive any monthly dividend in cash by submitting a written election to your Financial Intermediary prior to the posting date of the specific month to which the election to receive cash relates.

Taxes

Dividends derived from taxable interest and short-term capital gains generally are taxable to a shareholder as ordinary income even though they are reinvested in additional Portfolio shares. Distributions of net long-term capital gains, if any, realized by a Portfolio are taxable to individual shareholders of a Portfolio as long-term capital gains (at a maximum rate of 15% for taxable years beginning on or before December 31, 2010), regardless of the length of time the shareholder may have held shares in the Portfolio at the time of the distribution. Due to the nature of the Portfolios’ investments, the corporate shareholders will not be eligible for the dividends-received deduction with respect to dividends paid by a Portfolio. In addition, dividends paid by a Portfolio will not qualify for the 15% maximum tax rate applicable to certain dividends.

Dividends and other distributions by a Portfolio are generally treated under the Internal Revenue Code as received by the shareholders at the time the dividend or distribution is made. However, any dividend or distribution declared by a Portfolio in October, November or December of any calendar year and payable to shareholders of record on a specified date in such a month shall be deemed to have been received by each shareholder on December 31 of such calendar year and to have been paid by the Portfolio not later than such December 31, provided such dividend is actually paid by the fund during January of the following calendar year.

U.S. Government Portfolio. All or some of the dividends received from the U.S. Government Portfolio may be exempt from individual state and/or local income taxes. You should consult with your tax adviser in this regard.

Municipal Portfolio, California Portfolio and New York Portfolio — Federal Income Tax. Each of the Municipal Portfolio, the California Portfolio and the New York Portfolio intend to declare and distribute dividends exempt from regular federal income tax. Shareholders of any such Portfolio will not be required to include the “exempt-interest” portion of dividends paid by the Portfolio in their gross income for federal income tax purposes. However, shareholders will be required to report the receipt of exempt-interest dividends on their federal income tax returns. Exempt-interest dividends may be subject to state or local income taxes or give rise to a federal AMT liability. Exempt-interest dividends also may affect the amount of social security benefits subject to federal income tax and may have other collateral federal income tax consequences.

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Dividends representing taxable net investment income (such as net interest income from temporary investments in obligations of the U.S. government, and any net short-term capital gains) are taxable to shareholders as ordinary income.

Interest on indebtedness which is incurred to purchase or carry shares of a Portfolio will not be deductible for federal income tax purposes to the extent such interest relates to the exempt-interest dividends received from the Portfolio.

Market discount recognized on taxable and tax-exempt securities is also taxable as ordinary income and is not treated as excludable income.

To the extent that exempt-interest dividends are derived from certain private activity bonds (some of which were formerly referred to as industrial development bonds) issued after August 7, 1986, they will be treated as an item of tax preference and may, therefore, be subject to both the individual and corporate AMT. All exempt-interest dividends will be included in determining a corporate shareholder’s “adjusted current earnings.” Seventy-five percent of the excess, if any, of adjusted current earnings over a corporate shareholder’s alternative minimum taxable income, with certain adjustments, will be an upward adjustment to such corporation’s alternative minimum taxable income. The percentage of dividends which constitutes exempt-interest dividends, and the percentage thereof (if any) which constitutes an item of tax preference, will be determined annually and will be applied uniformly to all dividends of a Portfolio declared during that year. These percentages may differ from the actual percentages for any particular day. Shareholders are advised to consult their tax advisers with respect to AMT consequences of an investment in a Portfolio.

The tax exemption of dividends from a Portfolio for federal income tax purposes does not necessarily result in exemption under the income or other tax laws of any state or local taxing authority. The laws of the several states and local taxing authorities vary with respect to the taxation of such income and you are advised to consult your own tax adviser as to the status of your dividends under state and local tax laws.

California Portfolio — California Personal Income Taxes. The California Portfolio anticipates that substantially all of the dividends paid by it will be exempt from California personal income tax. In order for the Portfolio to pay dividends that are exempt from California income tax, California law generally requires that, at the close of each fiscal quarter, at least 50% of the value of the California Portfolio’s assets consists of obligations whose interest is exempt from California income tax, which includes obligations of the State of California and its political subdivisions and obligations of the Governments of Puerto Rico, the Virgin Islands and Guam, provided that such interest is exempt from federal income tax pursuant to Section 103(a) of the Internal Revenue Code, when held by an individual. Assuming compliance with this requirement, dividends and distributions made by the California Portfolio from interest on such obligations are excludable from gross income for purposes of the California personal income tax. Distributions from other obligations, as well as distributions from recognized market discount, or short- or long-term capital gains, are subject to California personal income tax. Corporate taxpayers should note that the California Portfolio’s dividends and distributions are not exempt from California state corporate income or franchise taxes.

New York Portfolio — New York Personal Income Taxes. Individual shareholders of the New York Portfolio resident in New York State will not be subject to state income tax on distributions received from the New York Portfolio to the extent such distributions are attributable to interest on tax-exempt obligations of the State of New York and its political subdivisions, and obligations of the Governments of Puerto Rico, the Virgin Islands and Guam, provided that such interest is exempt from federal income tax pursuant to Section 103(a) of the Internal Revenue Code, and that the New York Portfolio qualifies as a regulated investment company and satisfies the requirements of the Internal Revenue Code necessary to pay exempt-interest dividends, including the requirement that at least 50% of the value of its assets at the close of each quarter of its taxable year be invested in state, municipal or other obligations the interest on which is excluded from gross income for federal income tax purposes under Section 103(a) of the Internal Revenue Code. Individual shareholders who reside in New York City will be able to exclude such distributions for city income tax purposes. Other distributions from the New York Portfolio, including those related to market discount and capital gains, generally will not be exempt from state or city income tax. Distributions from the New York Portfolio will be included in net income, and shares of the New York Portfolio will be included in investment capital in determining state franchise or city general corporation taxes for corporate

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shareholders. Shares of the New York Portfolio will not be subject to any state or city property tax. Shareholders of the New York Portfolio should consult their advisers about other state and local tax consequences of their investments in the Portfolio.

Miscellaneous. Required tax information will be provided annually. You are encouraged to retain copies of your account statements or year-end statements for tax reporting purposes. However, if you have incomplete records, you may obtain historical account transaction information for a reasonable fee.

The Portfolios may be required to withhold U.S. federal income tax currently at the rate of 28% of all taxable distributions payable to you if you are a U.S. person and fail to provide the Portfolios in which you invest with your correct taxpayer identification number and to make required certifications, or if you have been notified by the IRS that you are subject to backup withholding. Backup withholding is not an additional tax. Any amounts withheld may be credited against your U.S. federal income tax liability.

Dividends from investment company taxable income (which includes any short-term capital gains and market discount) paid to foreign investors generally will be subject to a 30% (or lower treaty rate) withholding tax. However, for taxable years beginning before January 1, 2008, certain “interest-related dividends” and “short-term capital gain dividends” paid by a Portfolio to a foreign shareholder and designated as such would be eligible for an exemption from the 30% U.S. withholding tax. Interest-related dividends generally are dividends derived from certain interest income earned by a Portfolio that would not be subject to such tax if earned by a foreign shareholder directly. Short-term capital gain dividends generally are dividends derived from the excess of a Portfolio’s net short-term capital gains over net long-term capital losses. The Portfolios intend to make such designations. In order to qualify for this exemption from withholding, a foreign shareholder will need to comply with applicable certification requirements relating to its foreign status (including, in general, furnishing an IRS Form W-8BEN or substitute Form). In the case of shares held through an intermediary, the intermediary may withhold even if the Portfolio designates the payment as qualified net interest income or qualified short-term capital gain. Foreign shareholders should contact their intermediaries with respect to the application of these rules to their accounts.

You should consult your tax adviser regarding specific questions as to federal, state and local taxes.

Frequent Purchases and Redemptions

Since the Portfolios are money market funds that are generally not designed for long-term investing and frequent purchases and redemptions of the Portfolios’ shares generally do not present risks to other shareholders of the Portfolios, the Board of Directors of the Company has determined that, at the present time, the Company need not adopt policies and procedures to prevent against frequent purchases and redemptions.

Disclosure of Portfolio Holdings

A description of the Company’s policies and procedures with respect to the disclosure of the Portfolios’ respective portfolio securities is available (i) in the Company’s SAI and (ii) on the TD Asset Management USA Inc. website at www.tdamusa.com. Each Portfolio’s complete portfolio holdings will be published on the website (www.tdamusa.com) as of the end of each month, subject to a 30-day lag between the date of the information and the date on which the information is disclosed. The Company also will publish on the website each Portfolio’s month-end top ten holdings, also with a 30-day lag time. This information will remain available on the website at least until the date on which the Company files its Form N-CSR or Form N-Q with the Securities and Exchange Commission for the period that includes the date as of which the website information is current. The information will be available on the website at www.tdamusa.com.

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PORTFOLIO MANAGEMENT

Investment Manager

TD Asset Management USA Inc. (the “Investment Manager” or “TDAM”), 31 West 52nd Street, New York, NY 10019, is the Portfolios’ investment manager. The Investment Manager formulates guidelines and lists of approved investments for each Portfolio, makes decisions with respect to and places orders for that Portfolio’s purchases and sales of portfolio securities and maintains records relating to such purchases and sales.

For the fiscal year ended October 31, 2006, the Portfolios paid the following amounts (as a percentage of average net assets) to the Investment Manager for its services: (i) during the period from November 1, 2005 through January 31, 2006, fees at the annual rate of 0.30% with respect to the Money Market Portfolio; 0.31% with respect to the U.S. Government Portfolio; 0.30% with respect to the Municipal Portfolio; 0.26% with respect to the California Portfolio; and 0.25% with respect to the New York Portfolio, and (ii) during the period from February 1, 2006 through October 31, 2006, fees at the annual rate of 0.08% with respect to the Money Market Portfolio; 0.09% with respect to the U.S. Government Portfolio; and 0.10% with respect to each of the Municipal Portfolio, the California Portfolio and the New York Portfolio. The Investment Manager from time to time may assume certain expenses of the Portfolios (or waive its fees), which would have the effect of increasing yield to investors during the period of the expense reduction. Unless otherwise provided, expense reductions are voluntary and may be reduced or eliminated at any time upon notice to investors.

A discussion regarding the basis for the Board of Directors’ approval of the investment advisory contract of the Portfolios is available in the Portfolios’ semi-annual report dated April 30, 2006.

In addition to the Portfolios, the Investment Manager currently serves as investment manager to institutional accounts, high net worth individual accounts, and certain other accounts, and, as of October 31, 2006 had total assets under management of approximately $17.3 billion.

Administrator

As administrator, TDAM provides certain administrative services to the Portfolios. TDAM does not receive a separate fee for administrative services. TDAM has entered into an agreement with Funds Distributor, Inc. (“FDI”) whereby FDI performs certain administrative services for the Portfolios. TDAM pays FDI’s fees for providing these services.

Distributor

FDI acts as distributor of the Portfolios’ shares.

Distribution (12b-1) Plan and Other Distribution Arrangements

The Portfolios’ Distribution Plan under Rule 12b-1 of the Investment Company Act (the “12b-1 Plan”) permits the Investor Class of each Portfolio to pay from its assets distribution fees at a rate not to exceed 0.45% of its annual average daily net assets and the Premium Class of the Money Market Portfolio to pay from its assets distribution fees at a rate not to exceed 0.365% of its annual average daily net assets (“12b-1 Fees”). These 12b-1 Fees are computed and accrued daily and will be paid to broker-dealers, including TD AMERITRADE and your Financial Intermediary, pursuant to the terms of selected dealer agreements, selling agreements or other agreements complying with Rule 12b-1 that have been approved by the Board of Directors (“Rule 12b-1 Agreements”). Payments of the 12b-1 Fees will be made pursuant to the Rule 12b-1 Agreements in accordance with their terms. Because the 12b-1 Fees are paid out of the assets of a Portfolio or Class on an on-going basis, over time, these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

The 12b-1 Plan also provides that TDAM and the Transfer Agent, or any successor investment adviser, administrator, or transfer agent or any additional transfer agent (collectively, “Successor”), may each make payments for distribution or other services (“assistance”) from its own resources, including its bona fide profits

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derived under its Investment Management Agreement and Administration Agreement or Transfer Agency Agreement, as applicable, to such broker-dealers or other persons who, in TDAM’s or the Transfer Agent’s sole discretion, have rendered or may render assistance. Any payments made by TDAM or the Transfer Agent or any Successor for such purpose will not reduce any 12b-1 Fees paid or payable under the 12b-1 Plan as described above.

Shareholder Servicing

The Portfolios’ Shareholder Servicing Plan permits each Class to pay banks, broker-dealers or other financial institutions, including TD AMERITRADE or your Financial Intermediary, for shareholder support services they provide, at a rate of up to 0.25% of its average daily net assets. These services may include, among other services, providing general shareholder liaison services (including responding to shareholder inquiries), providing information on shareholder investments, and establishing and maintaining shareholder accounts and records.

Pursuant to a Shareholder Servicing Agreement between the Company, on behalf of each Portfolio and Class, and TD AMERITRADE, TD AMERITRADE has agreed to provide shareholder services to each Portfolio and Class pursuant to the Shareholder Servicing Plan. Under the Shareholder Services Agreement, the Investor Class of each Portfolio pays a fee (as a percentage of average net assets) of 0.25% to TD AMERITRADE and the Premium Class of the Money Market Portfolio pays a fee (as a percentage of average net assets) of 0.05% to TD AMERITRADE.

ABOUT CALIFORNIA AND NEW YORK

California

California’s economy, the largest among the 50 states and one of the largest in the world, has major components in high technology, trade, entertainment, agriculture, manufacturing, tourism, construction and services. The State has a population of more than 37 million, which has been growing at a 1-2% annual rate for several decades. Gross domestic product of goods and services in the State exceeds $1 trillion. Total personal income was estimated at $1,337 billion in 2005. Total civilian employment is over 16.5 million.

Statewide, modest job growth resumed in the second half of 2003 following a period of recession, although economic conditions generally were weaker in the latter part of 2006 than at the start of the year, and 2007 started without a lot of momentum. Real GDP (3.4% increase) and state personal income (6.6% increase) were both higher in the first three quarters of 2006 than the comparable period for 2005. The unemployment rate for the first ten months of 2006 was 5.1%, compared to 5.8% for the comparable period in 2005. Most significantly, by 2005 economic growth in the San Francisco Bay Area was at almost the same level as in Southern California. New residential construction and existing home sales, which had been very strong in the last few years, in part due to low interest rates, finally slowed down noticeably in 2006 in both California and the nation. In January, 2007, the State Department of Finance projected modest growth in the economy in 2007 with some strengthening in 2008. California’s economic growth will remain tied to the overall national economy.

Weakness in the national and State economies and in the stock market in the early 2000's resulted in lower tax revenues to the State of California, and the State suffered large budget deficits for several years, which had to be bridged by a large amount of internal and external borrowing. Positive economic results, and particularly the resurgence of income tax receipts from capital gains and stock option activity in the past several years as a result of rising stock markets, have resulted in State revenues exceeding projections for three years in a row, although much of the revenues gains have been dedicated to repaying the budgetary debt. A large part of the State’s annual budget is mandated by constitutional guarantees (such as for educational funding and debt service) and caseload requirements for health and welfare programs, which adds further pressure. State general obligation bonds are, as of February 2007, rated “A1” by Moody’s Investors Service, “A+” by Standard & Poor’s, and “A+” by Fitch Ratings.

The Administration has estimated the State General Fund ended the 2005-06 fiscal year at June 30, 2006 with a budgetary fund balance (reserve) of $9.0 billion. Nevertheless, ongoing program obligations still exceed baseline revenues (a “structural budget gap”) and the 2006-07 budget was balanced only by applying a large part of the accumulated reserve. Updated estimates as of January, 2007 show estimated General Fund revenues and transfers for 2006-07 of $94.5 billion, with expenditures of $102.1 billion, and projected budget reserves at June 30, 2007 of

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$2.9 billion. Budget gaps are projected to recur in future years, which will require additional expenditure reductions or revenue increases. The Governor has proposed a budget for fiscal year 2007-08 with revenues of $101.3 billion (7 percent increase from the prior year) and expenditures of $103.1 billion (1 percent increase), with an ending budget reserve of $2.1 billion. The Governor’s budget proposal relies on a number of program changes which must be approved by the Legislature, as well as certain other assumptions which may not be met. Final action on the budget will occur in June, 2007.

Many local government agencies, particularly counties, continue to face budget constraints due to limited taxing powers, mandated expenditures for health, welfare and public safety, and a weakened economy, among other factors. California State and local governments are limited in their ability to levy and raise property taxes and other forms of taxes, fees or assessments, and in their ability to appropriate their tax revenues, by a series of constitutional amendments enacted by voter initiative since 1978. Individual local governments may also have local initiatives which affect their fiscal flexibility.

For more information about the State, see “Information About California” in the Statement of Additional Information.

New York

New York State (“New York” or the “State”) is the third most populous state in the nation and has a relatively high level of personal wealth. The State’s economy is diverse, with a comparatively large share of the nation’s financial activities, information, education, and health services employment, and a very small share of the nation’s farming and mining activity. The State’s location and its air transport facilities and natural harbors have made it an important link in international commerce. Travel and tourism constitute an important part of the economy. Like the rest of the nation, New York has a declining proportion of its workforce engaged in manufacturing, and an increasing proportion engaged in service industries. Beginning in 2003, federal and state government employment and wage statistics are being reported in accordance with the new NAICS industrial classification system.

The State’s recovery from its most recent economic slowdown is securely in the middle of its third year. The State’s financial and housing sectors have been strongly supported by low interest rates and rising home prices, while the professional and business services sector has benefited from robust growth in U.S. corporate profits. In addition, New York City’s tourism boom appears to be continuing. However, the most recent data continues to indicate that the State’s economic momentum may have peaked in 2005, with growth expected to slow going forward. State private sector employment growth is projected to slow to 0.9 percent in 2006, consistent with the consensus economic forecasting process conducted by the Executive and the Legislature in advance of the enactment of the State’s 2006-07 Budget.*

The most recent establishment-level data, which permits a more detailed analysis of the State’s labor market dynamics, continues to support a positive outlook for State employment growth. The State’s gross rate of job creation comfortably exceeds the gross rate of job destruction. Nevertheless, the recent upturn in the job destruction index may be yet another indicator of the slowing of State economic growth. Recent Federal Reserve policy appears aimed at engineering a soft landing for the U.S. economy as was successfully accomplished in 1994-95. However, as the events of that period demonstrated, because of the State’s position as a financial market capital, the New York economy tends to be more sensitive to monetary policy actions than the economies of other states. Employment growth at both the State and national levels responded negatively to the seven consecutive interest rate hikes implemented by the Federal Reserve between January 1994 and January 1995. Thus the soft landing projected for the nation could turn into a significant slowdown for New York.*

As of February 7, 2007, the New York State Division of the Budget (“DOB”) projects the State will end the 2006-07 fiscal year with a $1.5 billion surplus in the General Fund, after making the maximum annual contribution of $81 million to the State’s Tax Stabilization Reserve. DOB further projects the State will end the 2007-08 fiscal year with a General Fund balance of $3.0 billion (5.6 percent of spending) if the Legislature enacts the Executive Budget recommendations in their entirety. The balance consists of $1.2 billion in undesignated reserves and $1.8 billion in reserves designated to finance existing or planned commitments and includes the use of the remaining 2005-06 surplus of approximately $596 million to support 2007-08 operations.

For more information about the State, see “Information About New York” in the Statement of Additional Information.

*	Economic discussion reflects a lag time in the availability of economic data

FINANCIAL HIGHLIGHTS

The financial highlights tables on the following pages are intended to help you understand each Portfolio’s financial performance for the indicated periods. Certain information reflects financial results for a single share of each Portfolio. The total return amounts in the tables represent the rate that an investor would have earned on an investment in a Portfolio (assuming reinvestment of all dividends and distributions). This information has been audited by Ernst & Young LLP, whose report, along with the Portfolios’ financial statements, are included in the annual report, which is available upon request by calling TDAM at 1-800-669-3900.

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Financial Highlights

Contained below is per share operating performance data for a share of common stock outstanding, total investment return, ratios to average net assets and other supplemental data for each period indicated. This information has been derived from the Portfolio’s financial statements.

TDAM Money Market Portfolio — Investor Class

	Year Ended October 31, 2006	Year Ended October 31, 2005	Year Ended October 31, 2004	Year Ended October 31, 2003	Year Ended October 31, 2002
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of year	$ 1.000	$ 1.000	$ 1.000	$ 1.000	$ 1.000

Net investment income	0.040	0.022	0.005	0.006	0.015

Dividends from net investment income	(0.040)	(0.022)	(0.005)	(0.006)	(0.015)
Distributions from net realized
gains on security transactions	—	(0.000)*	—	(0.000)*	—

Net asset value, end of year	$ 1.000	$ 1.000	$ 1.000	$ 1.000	$ 1.000

RATIOS
Ratio of total expenses to average net assets	0.90%	0.91%	0.91%	0.90%	0.90%
Ratio of net expenses to average net assets	0.88%	0.82%	0.82%	0.77%	0.77%
Ratio of net investment income to
average net assets	4.06%	2.17%	0.49%	0.64%	1.46%

SUPPLEMENTAL DATA
Total investment return (A)	4.10%	2.20%	0.52%	0.65%	1.48%
Net assets, end of year	$ 8,618,221,636	$ 6,391,481,453	$ 6,252,453,325	$ 8,907,242,750	$ 8,593,706,212

Average net assets	$ 7,358,266,318	$ 5,954,856,436	$ 7,550,940,664	$ 8,636,511,932	$ 8,190,289,039

*	Amount represents less than $0.001 per share.
(A)	Total investment return is calculated assuming a purchase of shares on the first day and a sale on the last day of the period reported and includes reinvestment of dividends.

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Financial Highlights

Contained below is per share operating performance data for a share of common stock outstanding, total investment return, ratios to average net assets and other supplemental data for each period indicated. This information has been derived from the Portfolio’s financial statements.

TDAM Money Market Portfolio — Premium Class

	Period Ended October 31, 2006*
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of period	$ 1.000

Net investment income	0.031

Dividends from net investment income	(0.031)

Net asset value, end of period	$ 1.000

RATIOS
Ratio of total expenses to average net assets	0.56	%(B)
Ratio of net expenses to average net assets	0.56	%(B)
Ratio of net investment income to average net assets	4.64	%(B)

SUPPLEMENTAL DATA
Total investment return (A)	3.15%
Net assets, end of period	$ 1,459,823,192

Average net assets	$ 1,287,897,928

*	Premium Class shares commenced operations on February 27, 2006.
(A)	Total investment return is calculated assuming a purchase of shares on the first day and a sale on the last day of the period reported and includes reinvestment of dividends. Return is calculated as of inception date.
(B)	Annualized.

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Financial Highlights

Contained below is per share operating performance data for a share of common stock outstanding, total investment return, ratios to average net assets and other supplemental data for each period indicated. This information has been derived from the Portfolio’s financial statements.

TDAM U.S. Government Portfolio-Investor Class

	Year Ended October 31, 2006	Year Ended October 31, 2005	Year Ended October 31, 2004	Year Ended October 31, 2003	Year Ended October 31, 2002
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of year	$ 1.000	$ 1.000	$ 1.000	$ 1.000	$ 1.000

Net investment income	0.039	0.021	0.004	0.006	0.014

Dividends from net investment income	(0.039)	(0.021)	(0.004)	(0.006)	(0.014)

Distributions from net realized
gains on security transactions	—	(0.000)*	—	(0.000)*	—

Net asset value, end of year	$ 1.000	$ 1.000	$ 1.000	$ 1.000	$ 1.000
RATIOS
Ratio of total expenses to average net assets	0.93%	0.92%	0.92%	0.92%	0.93%
Ratio of net expenses to average net assets	0.91%	0.82%	0.82%	0.78%	0.77%
Ratio of net investment income to
average net assets	3.93%	2.09%	0.45%	0.55%	1.36%

SUPPLEMENTAL DATA
Total investment return (A)	3.97%	2.11%	0.45%	0.56%	1.37%
Net assets, end of year	$ 1,696,800,278	$ 1,561,281,965	$ 1,484,804,710	$ 1,568,884,363	$ 1,270,725,107

Average net assets	$ 1,612,020,570	$ 1,478,484,731	$ 1,561,665,079	$ 1,292,118,256	$ 1,210,024,354

*	Amount represents less than $0.001 per share.
(A)	Total investment return is calculated assuming a purchase of shares on the first day and a sale on the last day of the period reported and includes reinvestment of dividends.

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Financial Highlights

Contained below is per share operating performance data for a share of common stock outstanding, total investment return, ratios to average net assets and other supplemental data for each period indicated. This information has been derived from the Portfolio’s financial statements.

TDAM Municipal Portfolio-Investor Class

	Year Ended October 31, 2006	Year Ended October 31, 2005	Year Ended October 31, 2004	Year Ended October 31, 2003	Year Ended October 31, 2002
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of year	$ 1.000	$ 1.000	$ 1.000	$ 1.000	$ 1.000

Net investment income	0.024	0.014	0.004	0.005	0.010

Dividends from net investment income	(0.024)	(0.014)	(0.004)	(0.005)	(0.010)

Net asset value, end of year	$ 1.000	$ 1.000	$ 1.000	$ 1.000	$ 1.000

RATIOS
Ratio of total expenses to average net assets	0.95%	0.93%	0.93%	0.92%	0.94%
Ratio of net expenses to average net assets	0.92%	0.81%	0.81%	0.76%	0.76%
Ratio of net investment income
to average net assets	2.44%	1.37%	0.38%	0.48%	0.98%

SUPPLEMENTAL DATA
Total investment return (A)	2.47%	1.38%	0.39%	0.48%	0.98%
Net assets, end of year	$ 740,870,666	$ 718,968,831	$ 740,484,497	$ 718,450,259	$ 672,346,210

Average net assets	$ 742,463,854	$ 743,238,119	$ 758,867,575	$ 716,364,898	$ 659,741,138

(A)	Total investment return is calculated assuming a purchase of shares on the first day and a sale on the last day of the period reported and includes reinvestment of dividends.

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Financial Highlights

Contained below is per share operating performance data for a share of common stock outstanding, total investment return, ratios to average net assets and other supplemental data for each period indicated. This information has been derived from the Portfolio’s financial statements.

TDAM California Municipal Money Market Portfolio- Investor Class

	Year Ended October 31, 2006	Year Ended October 31, 2005	Year Ended October 31, 2004	Year Ended October 31, 2003	Year Ended October 31, 2002
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of year	$ 1.000	$ 1.000	$ 1.000	$ 1.000	$ 1.000

Net investment income	0.024	0.015	0.005	0.004	0.009

Distributions from net investment income	(0.024)	(0.015)	(0.005)	(0.004)	(0.009)
Distributions from net realized gains on
security transactions	—	(0.000)*	—	—	—

Net asset value, end of year	$ 1.000	$ 1.000	$ 1.000	$ 1.000	$ 1.000

RATIOS
Ratio of total expenses to average net assets	0.95%	0.94%	0.94%	0.94%	0.94%
Ratio of net expenses to average net assets	0.89%	0.70%	0.70%	0.65%	0.65%
Ratio of net investment income to
average net assets	2.44%	1.51%	0.46%	0.45%	0.87%

SUPPLEMENTAL DATA
Total investment return (A)	2.47%	1.51%	0.46%	0.45%	0.87%
Net assets, end of year	$ 318,811,644	$ 293,172,333	$ 259,311,733	$ 255,964,770	$ 256,338,547

Average net assets	$ 310,356,080	$ 277,360,763	$ 259,374,649	$ 256,329,078	$ 242,095,438

*	Amount represents less than $0.001 per share.
(A)	Total investment return is calculated assuming a purchase of shares on the first day and a sale on the last day of the period reported and includes reinvestment of dividends.

23

Financial Highlights

Contained below is per share operating performance data for a share of common stock outstanding, total investment return, ratios to average net assets and other supplemental data for each period indicated. This information has been derived from the Portfolio’s financial statements.

TDAM New York Municipal Money Market Portfolio - Investor Class

	Year Ended October 31, 2006	Year Ended October 31, 2005	Year Ended October 31, 2004	Year Ended October 31, 2003	Year Ended October 31, 2002
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of year	$ 1.000	$ 1.000	$ 1.000	$ 1.000	$ 1.000

Net investment income	0.024	0.015	0.004	0.004	0.009

Distributions from net investment income	(0.024)	(0.015)	(0.004)	(0.004)	(0.009)
Distributions from net realized
gains on security transactions	—	—	—	(0.000)*	—

Net asset value, end of year	$ 1.000	$ 1.000	$ 1.000	$ 1.000	$ 1.000

RATIOS
Ratio of total expenses to average net assets	0.98%	0.97%	0.97%	0.96%	0.97%
Ratio of net expenses to average net assets	0.91%	0.70%	0.70%	0.65%	0.65%
Ratio of net investment income to
average net assets	2.40%	1.48%	0.43%	0.45%	0.87%

SUPPLEMENTAL DATA
Total investment return (A)	2.44%	1.48%	0.43%	0.46%	0.87%
Net assets, end of year	$ 147,951,912	$ 152,577,372	$ 140,319,128	$ 150,323,612	$ 149,269,604

Average net assets	$ 146,685,155	$ 143,205,172	$ 141,606,419	$ 156,579,143	$ 144,026,670

*	Amount represents less than $0.001 per share.
(A)	Total investment return is calculated assuming a purchase of shares on the first day and a sale on the last day of the period reported and includes reinvestment of dividends.

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FOR MORE INFORMATION

More information on the Portfolios is available upon request, including the following:

Shareholder Reports. Additional information about the Portfolios’ investments is available in the Portfolios’ annual and semi-annual reports to shareholders. In the Portfolios’ annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Portfolios’ performance during its last fiscal year.

Statement of Additional Information (SAI). The SAI includes more information about the Portfolios and their policies. The SAI is on file with the SEC and is incorporated by reference into (is legally considered a part of) this prospectus.

You may request free copies of these materials, along with other information about the Portfolios, and make shareholder inquiries by contacting TD AMERITRADE:

TD AMERITRADE, Inc.
P.O. Box 2209
Omaha, NE 68103-2209

Phone: 1-800-669-3900
Hearing Impaired: TTY 1-888-723-8503
Internet site: http://www.tdamusa.com

Text-only versions of the Portfolios’ prospectus can be viewed online or downloaded from TDAM (http://www.tdamusa.com). The Portfolios’ prospectus and other documents pertaining to the Portfolios also can be viewed online or downloaded from the SEC (http://www.sec.gov).

You can also review and copy information about each Portfolio, including the SAI, at the SEC’s public reference room in Washington, DC. For a duplicating fee, you may obtain copies of this information by writing to the SEC’s Public Reference Section, Washington, DC 20549-0102 or by electronic request at publicinfo@sec.gov. For more information about these services, please call the SEC at 1-202-551-8090.

The Portfolios are a series of TD Asset Management USA Funds Inc. whose investment company registration number is 811-9086.

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STATEMENT OF ADDITIONAL INFORMATION

TD ASSET MANAGEMENT USA FUNDS INC.

TDAM Money Market Portfolio — Investor Class and Premium Class
TDAM U.S. Government Portfolio — Investor Class
TDAM Municipal Portfolio — Investor Class
TDAM California Municipal Money Market Portfolio — Investor Class
TDAM New York Municipal Money Market Portfolio — Investor Class

February 28, 2007

This Statement of Additional Information (the “SAI”) is not a prospectus. It should be read in conjunction with the prospectus dated February 28, 2007 (the “Prospectus”) for the Investor Class and Premium Class of TDAM Money Market Portfolio (the “Money Market Portfolio”), and the Investor Class of each of the TDAM U.S. Government Portfolio (the “U.S. Government Portfolio”), the TDAM Municipal Portfolio (the “Municipal Portfolio”), the TDAM California Municipal Money Market Portfolio (the “California Portfolio”) and the TDAM New York Municipal Money Market Portfolio (the “New York Portfolio”), each a series (each a “Portfolio”) of TD Asset Management USA Funds Inc. (the “Company”). The Prospectus is incorporated by reference into this SAI.

Each Portfolio’s financial statements and financial highlights for the fiscal year ended October 31, 2006, including the independent registered public accounting firm’s report 31, 2006, including the independent registered public accounting firm’s report and financial highlights are incorporated herein by reference.

To obtain a free copy of the Prospectus or Annual Report, please write to the Company at TD Asset Management USA Funds Inc., c/o TD Ameritrade, Inc., P.O. Box 2209, Omaha, NE 68103-2209, call 1-800-669-3900, or visit the following website: http://tdamusa.com.

TABLE OF CONTENTS

GENERAL INFORMATION ABOUT THE COMPANY	3

INVESTMENT POLICIES AND RESTRICTIONS	3

INFORMATION ABOUT CALIFORNIA	20

INFORMATION ABOUT NEW YORK	35

DISCLOSURE OF PORTFOLIO HOLDINGS	63

PORTFOLIO TRANSACTIONS	64

MANAGEMENT OF THE COMPANY	65

INVESTMENT MANAGEMENT, DISTRIBUTION AND OTHER SERVICES	72

SUMMARY OF PROXY VOTING POLICIES AND PROCEDURES	79

DIVIDENDS AND TAXES	87

SHARE PRICE CALCULATION	92

ADDITIONAL PURCHASE AND REDEMPTION INFORMATION	93

SHAREHOLDER INFORMATION	94

ANNEX A — RATINGS OF INVESTMENTS	A-1

GENERAL INFORMATION ABOUT THE COMPANY

The Company is registered under the Investment Company Act of 1940, as amended (the “Investment Company Act”), as an open-end management investment company. The Company was organized as a corporation under Maryland law on August 16, 1995. The Company changed its name from Waterhouse Investors Family of Funds, Inc. to TD Waterhouse Family of Funds, Inc. on September 20, 1999, and from TD Waterhouse Family of Funds, Inc. to TD Asset Management USA Funds Inc. on April 24, 2006. The Company is known as a “series company” because it offers multiple portfolios. Each Portfolio of the Company offers two or more classes of shares. This SAI pertains to the Investor Class of each Portfolio and Premium Class of the Money Market Portfolio.

Each of the Money Market Portfolio, the U.S. Government Portfolio and the Municipal Portfolio are “diversified” as that term is defined in the Investment Company Act. The California Portfolio and the New York Portfolio are “non-diversified” as that term is defined in the Investment Company Act.

The investment manager of the Portfolios is TD Asset Management USA Inc. (“TDAM” or the “Investment Manager”).

INVESTMENT POLICIES AND RESTRICTIONS

Each Portfolio’s investment objective, and its investment policies and restrictions that are designated as fundamental, may not be changed without approval by holders of a “majority of the outstanding voting securities” of the Portfolio. Except as otherwise indicated, however, each Portfolio’s investment policies are not fundamental and may be changed without shareholder approval. As defined in the Investment Company Act, and as used herein, the term “majority of the outstanding voting securities” of the Company, or of a particular Portfolio or Class means, respectively, the vote of the holders of the lesser of (i) 67% of the shares of the Company or such Portfolio or Class present or represented by proxy at a meeting where more than 50% of the outstanding shares of the Company or such Portfolio or Class are present or represented by proxy, or (ii) more than 50% of the outstanding shares of the Company or such Portfolio or Class.

The following policies and restrictions supplement those set forth in the Prospectus. Each Portfolio’s investments must be consistent with its investment objective and policies. Accordingly, not all of the security types and investment techniques discussed below are eligible investments for each of the Portfolios.

Unless otherwise noted, whenever an investment policy or limitation states a maximum percentage of a Portfolio’s assets that may be invested in any security or other assets, or sets forth a policy regarding quality standards, such standard or percentage limitation will be determined immediately after and as a result of the Portfolio’s acquisition of such security or other asset. Accordingly, any subsequent change in values, net assets, or other circumstances will not be considered when determining whether the investment complies with the Portfolio’s investment policies and restrictions.

As money market funds, the Portfolios are subject to Rule 2a-7 under the Investment Company Act, as amended (“Rule 2a-7“), in their pursuit of a stable net asset value of $1.00 per share. Rule 2a-7 imposes certain quality, maturity, liquidity and diversification standards on the operation of the Portfolios. See “Rule 2a-7 Matters” below.

3

Asset-Backed Securities

Each Portfolio may invest in securities backed by pools of mortgages, loans, receivables or other assets. Payment of principal and interest may be largely dependent upon the cash flows generated by the assets backing the securities, and, in certain cases, supported by letters of credit, surety bonds, or other credit enhancements. The value of asset-backed securities may also be affected by the creditworthiness of the servicing agent for the pool, the originator of the loans or receivables, or the financial institution(s) providing the credit support. The U.S. Government Portfolio will invest in asset-backed securities only to the extent that such securities are considered government securities as described below.

Bank Obligations

Investments may be made in U.S. dollar-denominated time deposits, certificates of deposit, and bankers’ acceptances of U.S. banks and their branches located outside of the United States, U.S. savings and loan institutions, U.S. branches of foreign banks, and foreign branches of foreign banks.

Time deposits are non-negotiable deposits with a banking institution that earn a specified interest rate over a given period. A certificate of deposit is an interest-bearing negotiable certificate issued by a bank against funds deposited in the bank. A bankers’ acceptance is a short-term draft drawn on a commercial bank by a borrower, usually in connection with an international commercial transaction. Although the borrower is liable for payment of the draft, the bank unconditionally guarantees to pay the draft at its face value on the maturity date. Certificates of deposit and fixed time deposits, which are payable at the stated maturity date and bear a fixed rate of interest, generally may be withdrawn on demand by a Portfolio but may be subject to early withdrawal penalties which vary depending upon market conditions and the remaining maturity of the obligation and could reduce the Portfolio’s yield. Although fixed-time deposits do not in all cases have a secondary market, there are no contractual restrictions on a Portfolio’s right to transfer a beneficial interest in the deposits to third parties. Deposits subject to early withdrawal penalties or that mature in more than seven days are treated as illiquid securities if there is no readily available market for the securities. A Portfolio’s investments in the obligations of foreign banks and their branches, agencies or subsidiaries may be obligations of the parent, of the issuing branch, agency or subsidiary, or both.

Obligations of U.S. branches and agencies of foreign banks may be general obligations of the parent bank in addition to the issuing branch, or may be limited by the terms of a specific obligation and by federal and state regulation, as well as by governmental action in the country in which the foreign bank has its head office. Investments in foreign bank obligations are limited to banks and branches located in countries that the Investment Manager believes do not present undue risk.

Investments in foreign bank obligations are subject to the additional risks associated with foreign securities.

Borrowing

Each Portfolio may borrow from banks and engage in reverse repurchase agreements. As a matter of fundamental policy, each Portfolio will limit borrowings (including any reverse repurchase agreements) to amounts not in excess of 33 1/3% of the value of the Portfolio’s total assets less liabilities (other than borrowings). Any borrowings that exceed this amount will be reduced within three days (not including Sundays and holidays) to the extent necessary to comply with the 33 1/3% limitation. As a non-fundamental policy, a Portfolio will borrow money only as a temporary measure for defensive or emergency purposes in order to meet redemption requests without immediately selling any portfolio

4

securities. No Portfolio will borrow from banks for leverage purposes. As a matter of fundamental policy, a Portfolio will not purchase any security, other than a security with a maturity of one day, while reverse repurchase agreements or borrowings representing more than 5% of its total assets are outstanding.

Certificates of Participation

Each of the Municipal Portfolio, the California Portfolio and the New York Portfolio may invest in certificates of participation. Certificates of participation may be variable rate or fixed rate with remaining maturities of one year or less. A certificate of participation may be backed by an irrevocable letter of credit or guarantee of a financial institution that satisfies rating agencies as to the credit quality of the municipal security supporting the payment of principal and interest on the certificate of participation. Payments of principal and interest would be dependent upon the underlying municipal security and may be guaranteed under a letter of credit to the extent of such credit. The quality rating by a rating service of an issuer of certificates of participation is based primarily upon the rating of the municipal security held by the trust and the credit rating of the issuer of any letter of credit and of any other guarantor providing credit support to the issue. The Investment Manager considers these factors as well as others, such as any quality ratings issued by the rating services identified above, in reviewing the credit risk presented by a certificate of participation and in determining whether the certificate of participation is appropriate for investment by a Portfolio. It is anticipated by the Investment Manager that for most publicly offered certificates of participation, there will be a liquid secondary market or there may be demand features enabling a Portfolio to readily sell its certificates of participation prior to maturity to the issuer or third party. As to those instruments with demand features, each Portfolio intends to exercise its right to demand payment from the issuer of the demand feature only upon a default under the terms of the municipal security, as needed to provide liquidity to meet redemptions, or to maintain a high quality investment portfolio.

Commercial Paper and Similar Securities

Corporate debt securities include corporate bonds and notes and short-term investments, such as commercial paper and variable rate demand notes. Commercial paper (short-term promissory notes) is issued by companies to finance their or their affiliates’ current obligations and is frequently unsecured. Issues of commercial paper normally have maturities of less than nine months and fixed rates of return.

Variable rate demand notes are unsecured notes that permit the indebtedness thereunder to vary and provide for periodic adjustments in the interest rate according to the terms of the instrument. Variable rate demand notes are redeemable upon not more than 30 days’ notice. These obligations include master demand notes that permit investment of fluctuating amounts at varying rates of interest pursuant to direct arrangement with the issuer of the instrument. The issuer of these obligations often has the right, after a given period, to prepay the outstanding principal amount of the obligations upon a specified number of days’ notice. Since these notes are direct lending arrangements between a Portfolio and the issuer, they are not normally traded. Although there is no secondary market in the notes, a Portfolio may demand payment of principal and accrued interest at any time. Variable rate demand notes must satisfy the same criteria as set forth above for commercial paper.

Loan participation interests represent interests in senior, unsecured, working capital loans, which rank on the same priority and security level as commercial paper. They are generally issued by corporate entities that require some short-term funding but lack the large borrowing need or legal status required to establish a commercial paper program. These interests are actively marketed to money market funds and other short-term investors by a number of dealers. These selling banks are also the originators of the

5

underlying bank loans. The selling banks reserve the right to allow any secondary marketing or repurchases of loan participation interests.

Loan participation interests are sold on a non-recourse basis; in the event of default of the borrower, an investor would have no direct claim against the borrower, but rather would look to the selling bank to proceed against the borrower. In fact, investors must rely on the selling bank to remit all principal and interest from loan participation interests on a regular basis.

A Portfolio will invest only in commercial paper rated in one of the two highest rating categories by a nationally recognized statistical rating organization (“NRSRO”), commercial paper or notes of issuers with a debt issue (which is comparable in priority and security with the commercial paper or notes) rated in one of the two highest rating categories for short-term debt obligations by an NRSRO, unrated commercial paper or notes of comparable quality as determined by the Investment Manager, or commercial paper secured by a letter of credit issued by a domestic or foreign bank rated in the highest rating category by an NRSRO. For a description of ratings issued by Moody’s Investors Service (“Moody’s”) and Standard & Poor’s (“S&P”), two NRSROs, see “Annex A — Ratings of Investments.”

Credit Enhancement Features

Each Portfolio may invest in securities subject to letters of credit or other credit enhancement features. Such letters of credit or other credit enhancement features are not subject to federal deposit insurance, and changes in the credit quality of the issuers of such letters of credit or other credit enhancement features could cause losses to a Portfolio and affect its share price.

Foreign Securities

Each Portfolio may invest in U.S. dollar-denominated bank obligations of the foreign branches of U.S. banks and their non-U.S. branches (Eurodollars), U.S. branches of foreign banks (Yankee dollars), and foreign branches of foreign banks. Each Portfolio also may invest in U.S. dollar-denominated securities issued or guaranteed by foreign issuers, including U.S. and foreign corporations or other business organizations, foreign governments, foreign government agencies or instrumentalities, and foreign financial institutions.

The obligations of foreign branches of U.S. banks may be general obligations of the parent bank in addition to the issuing branch, or may be limited by the terms of a specific obligation and by governmental regulation. Payment of interest and principal on these obligations may also be affected by governmental action in the country of domicile of the branch (generally referred to as sovereign risk). In addition, evidence of ownership of portfolio securities may be held outside of the United States, and the Company may be subject to the risks associated with the holding of such property overseas. Various provisions of federal law governing the establishment and operation of U.S. branches do not apply to foreign branches of U.S. banks.

Obligations of foreign issuers involve certain additional risks. These risks may include future unfavorable political and economic developments, withholding taxes, increased taxation, seizures of foreign deposits, currency controls, interest limitations, or other governmental restrictions that might affect payment of principal or interest. Additionally, there may be less public information available about foreign banks and their branches. Foreign issuers may be subject to less governmental regulation and supervision than U.S. issuers. Foreign issuers also generally are not bound by uniform accounting, auditing, and financial reporting requirements comparable to those applicable to U.S. issuers.

6

Funding Agreements

The Money Market Portfolio may invest in funding agreements. Funding agreements are insurance contracts between an investor and an insurance company. For the issuer (insurance company), they represent senior obligations under an insurance product. For the investor, and from an Internal Revenue Service and Securities and Exchange Commission (“SEC”) perspective, these agreements are treated as securities. These agreements, like other insurance products, are backed by claims on the general account of the issuing entity and rank on the same priority level as other policyholder claims.

Funding agreements are typically issued with a one-year final maturity and a variable interest rate, which may adjust weekly, monthly, or quarterly. Some agreements carry a seven-day put feature. A funding agreement without this feature is considered illiquid by the Portfolio.

These agreements are regulated by the state insurance board in the state where they are executed.

Government Securities

Each Portfolio may invest in government securities. The term “government securities” for this purpose includes marketable securities and instruments issued or guaranteed by the U.S. government or by its agencies or instrumentalities, and repurchase agreements with respect to such obligations. Direct obligations are issued by the U.S. Treasury and include bills, certificates of indebtedness, notes and bonds. Obligations of U.S. government agencies and instrumentalities (“Agencies”) are issued by government-sponsored agencies and enterprises acting under authority of Congress. Although obligations of Agencies are not debts of the U.S. Treasury, in some cases, payment of interest and principal on such obligations is guaranteed by the U.S. government, including, but not limited to, obligations of the Federal Housing Administration, the Export-Import Bank of the United States, the Small Business Administration, the Government National Mortgage Association (“GNMA” or “Ginnie Mae”), the General Services Administration and the Maritime Administration. In other cases, payment of interest and principal is not guaranteed, e.g., obligations of the Student Loan Marketing Association, Fannie Mae (FNMA or Federal National Mortgage Association), Freddie Mac (Federal Mortgage Association Corp.), Tennessee Valley Authority, Federal Home Loan Bank, and the Federal Farm Credit Bank. There is no guarantee that the U.S. government will support securities not backed by its full faith and credit. Accordingly, although these securities historically have involved little risk of loss of principal if held to maturity, they may involve more risk than securities backed by the U.S. government’s full faith and credit.

Illiquid Securities

Each Portfolio may invest up to 10% of its net assets in illiquid securities. The term “illiquid securities” for this purpose means securities that cannot be disposed of within seven days in the ordinary course of business at approximately the amount at which the Portfolio has valued the securities. In determining the liquidity of a Portfolio’s investments, the Investment Manager may consider various factors, including (i) the unregistered nature of the security; (ii) the frequency of trades and quotations for the security, (iii) the number of dealers willing to purchase or sell the security and the number of other potential purchasers, (iv) dealer undertakings to make a market in the security, (v) the nature of trading in the security, (vi) the trading and markets for the security, and (vii) the nature of trading in the marketplace, including the time needed to dispose of the security, the method of soliciting offers and the mechanics of transfer.

Investments currently considered by the Portfolios to be illiquid include repurchase agreements not entitling the holder to payment of principal and interest within seven days upon notice. In the absence of

7

market quotations, illiquid investments are valued for purposes of monitoring amortized cost valuation at fair value as determined in good faith by or under the direction of the Board of Directors (the “Board”). If through a change in values, net assets, or other circumstances, a Portfolio was in a position where more than 10% of its net assets were invested in illiquid securities, it would seek to take appropriate steps to protect liquidity, which may include disposing of illiquid assets. If a Portfolio decides to sell illiquid securities, such sale might be at a disadvantageous time or at a disadvantageous price.

For purposes of the 10% limit on illiquid securities, Rule 144A securities will not be considered to be illiquid so long as the Investment Manager determines, in accordance with procedures adopted by the Board of Directors, that such securities have a readily available market. The Investment Manager will monitor the liquidity of such securities subject to the supervision of the Board of Directors.

Municipal lease obligations will not be considered illiquid if they (i) are publicly offered and are rated in one of the two highest rating categories by at least two NRSROs, or if only one NRSRO rates the security, by that NRSRO, or (ii) have a demand feature, which, if exercised, will result in payment of their par value within seven days. Municipal lease obligations not meeting either of these criteria (“Restricted Municipal Lease Obligations”) will not be considered illiquid for purposes of a Portfolio’s 10% limitation on illiquid securities, provided the Investment Manager determines that there is a readily available market for such securities, in accordance with procedures adopted by the Board of Directors. With respect to Restricted Municipal Lease Obligations, the Investment Manager will consider, pursuant to such procedures, the general credit quality of the Restricted Municipal Lease Obligation, including, in the case of Restricted Municipal Lease Obligations that are unrated, an analysis of such factors as (i) whether the lease can be cancelled; (ii) if applicable, what assurance there is that the assets represented by the lease can be sold; (iii) the strength of the lessee’s general credit (e.g., its debt, administrative, economic and financial characteristics); (iv) the likelihood that the municipality will discontinue appropriating funding for the leased property because the property is no longer deemed essential to the operations of the municipality (e.g., the potential for an event of nonappropriation); and (v) the legal recourse in the event of failure to appropriate; and any other factors unique to municipal lease obligations as determined by the Investment Manager.

Investment Company Securities

Each Portfolio may invest in securities issued by other investment companies to the extent that such investments are consistent with the Portfolio’s investment objectives and policies and are permissible under the Investment Company Act. Under the Investment Company Act, a Portfolio’s investment in investment companies is limited to, subject to certain exceptions: (i) 3% of the total outstanding voting stock of any one investment company; (ii) 5% of the Portfolio’s total assets with respect to any one investment company; and (iii) 10% of the Portfolio’s total assets with respect to investment companies in the aggregate. In addition, each Portfolio will limit its investments in other investment companies in accordance with the diversification and quality requirements of such Portfolio. To the extent allowed by law or regulation, each Portfolio may invest its assets in securities of investment companies that are money market funds, including those advised by the Investment Manager, in excess of the limits discussed above. As a shareholder of another investment company, a Portfolio would bear, along with other shareholders, its pro rata portion of the other investment company’s expenses, including advisory fees. These expenses would be in addition to the advisory and other expenses that a Portfolio bears directly in connection with its own operations. Such investments will be made solely in other no-load money market funds.

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Municipal Securities

Each Portfolio, except the U.S. Government Portfolio, may invest in municipal securities. The Municipal Portfolio, the California Portfolio and the New York Portfolio invest primarily in municipal securities. Municipal securities include, without limitation, debt obligations issued to obtain funds for various public purposes, including the construction of a wide range of public facilities, such as airports, bridges, highways, housing, hospitals, mass transportation, public utilities, schools, streets, and water and sewer works. Other public purposes for which municipal securities may be issued include refunding outstanding obligations, obtaining funds for general operating expenses and obtaining funds to loan to other public institutions and facilities. In addition, municipal securities include securities issued by or on behalf of public authorities to finance various privately operated facilities, such as industrial development bonds or other private activity bonds that are backed only by the assets and revenues of the non-governmental user (such as manufacturing enterprises, hospitals, colleges or other entities).

Municipal securities include municipal bonds, notes and leases. Municipal securities may be zero-coupon securities. Yields on municipal securities are dependent on a variety of factors, including the general conditions of the municipal security markets and the fixed income markets in general, the size of a particular offering, the maturity of the obligation and the rating of the issue. Municipal securities historically have not been subject to registration with the SEC, although there have been proposals that would require registration in the future.

The Investment Manager relies on the opinion of the issuer’s counsel, which is rendered at the time the security is issued, to determine whether the security is appropriate, with respect to its tax status, to be purchased by a Portfolio.

Municipal securities may include other securities similar to those described below that are or may become available.

Municipal Bonds. Municipal bonds can be classified as either “general obligation” or “revenue” bonds. General obligation bonds are secured by a municipality’s pledge of its full faith, credit and taxing power for the payment of principal and interest. Revenue bonds are usually payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise or other tax, but not from general tax revenues. Municipal bonds include industrial development bonds. Municipal bonds may also be “moral obligation” bonds, which are normally issued by special purpose public authorities. If the issuer is unable to meet its obligations under the bonds from current revenues, it may draw on a reserve fund that is backed by the moral commitment (but not the legal obligation) of the state or municipality that created the issuer.

Municipal bonds include tax-exempt industrial development bonds, which in most cases are revenue bonds and generally do not have the pledge of the credit of the municipality. The payment of the principal and interest on these bonds is dependent solely on the ability of an initial or subsequent user of the facilities financed by the bonds to meet its financial obligations and the pledge, if any, of real and personal property so financed as security for such payment. Such obligations, which may include lease arrangements, are included within the term “municipal securities” if the interest paid thereon qualifies as exempt from federal income tax (other than the alternative minimum tax (AMT)).

Municipal bonds meet longer term capital needs of a municipal issuer and generally have maturities of more than one year when issued. General obligation bonds are used to fund a wide range of public projects, including construction or improvement of schools, highways and roads, and water and sewer systems. The taxes that can be levied for the payment of debt service may be limited or unlimited as to

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rate or amount. Revenue bonds in recent years have come to include an increasingly wide variety of types of municipal obligations. As with other kinds of municipal obligations, the issuers of revenue bonds may consist of virtually any form of state or local governmental entity. Generally, revenue bonds are secured by the revenues or net revenues derived from a particular facility, class of facilities, or, in some cases, from the proceeds of a special excise or other specific revenue source, but not from general tax revenues. Revenue bonds are issued to finance a wide variety of capital projects, including electric, gas, water and sewer systems; highways, bridges, and tunnels; port and airport facilities; colleges and universities; and hospitals. Many of these bonds are additionally secured by a debt service reserve fund which can be used to make a limited number of principal and interest payments should the pledged revenues be insufficient. Various forms of credit enhancement, such as a bank letter of credit or municipal bond insurance, may also be employed in revenue bond issues. Revenue bonds issued by housing authorities may be secured in a number of ways, including partially or fully insured mortgages, rent subsidized and/or collateralized mortgages, and/or the net revenues from housing or other public projects. Some authorities provide further security in the form of a state’s ability (without obligation) to make up deficiencies in the debt service reserve fund. In recent years, revenue bonds have been issued in large volumes for projects that are privately owned and operated, as discussed below.

Municipal bonds are considered private activity bonds if they are issued to raise money for privately owned or operated facilities used for such purposes as production or manufacturing, housing, health care and other nonprofit or charitable purposes. These bonds are also used to finance public facilities, such as airports, mass transit systems and ports. The payment of the principal and interest on such bonds is dependent solely on the ability of the facility’s owner or user to meet its financial obligations and the pledge, if any, of real and personal property as security for such payment.

The types of projects for which private activity bonds may bear tax-exempt interest under the Internal Revenue Code of 1986, as amended (the “Code”), have become increasingly limited, particularly since the enactment of the Tax Reform Act of 1986, and continue to be subject to various restrictions as to authorized costs, size limitations, state per capita volume restrictions, and other matters. Under current provisions of the Code, tax-exempt financing remains available, under prescribed conditions, for certain privately owned and operated facilities of organizations described in Section 501(c)(3) of the Code (such as private universities and nonprofit hospitals), certain owner-occupied and rental residential projects, airports, docks and wharves, mass commuting facilities and solid waste disposal projects, among others, and for the tax-exempt refinancing of various kinds of other private commercial projects originally financed with tax-exempt bonds. In future years, the types of projects qualifying under the Code for tax-exempt financing could become increasingly limited.

Municipal Notes. Municipal notes, which may be either “general obligation” or “revenue” securities, are intended to fulfill the short-term capital needs of the issuer and generally have maturities not exceeding one year. Examples of municipal notes are short-term tax anticipation notes, bond anticipation notes, revenue anticipation notes, construction loan notes, pre-refunded municipal bonds and tax-free commercial paper. Tax anticipation notes typically are sold to finance working capital needs of municipalities in anticipation of receiving property taxes on a future date. Bond anticipation notes are sold on an interim basis in anticipation of a municipality issuing a longer term bond in the future. Revenue anticipation notes are issued in expectation of receipt of other types of revenue, such as those available under the Federal Revenue Sharing Program. Construction loan notes are instruments insured by the Federal Housing Administration with permanent financing by Fannie Mae or Ginnie Mae at the end of the project construction period. Pre-refunded municipal bonds are bonds which are not yet refundable, but for which securities have been placed in escrow to refund an original municipal bond issue when it becomes refundable. Tax-free commercial paper is an unsecured promissory obligation issued or guaranteed by a municipal issuer.

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Municipal Lease Obligations. Municipal lease obligations, which may take the form of a lease, an installment purchase, or a conditional sale contract, are issued by state and local governments and authorities to acquire land and a wide variety of equipment and facilities.

Municipal leases frequently have risks distinct from those associated with general obligation or revenue bonds. State constitutions and statutes set forth requirements that states or municipalities must meet to incur debt. These may include voter referenda, interest rate limits, or public sale requirements. Leases, installment purchases, or conditional sale contracts (which normally provide for title to the leased asset to pass to the governmental issuer) have evolved as a means for governmental issuers to acquire property and equipment without meeting their constitutional and statutory requirements for the issuance of debt. Many leases and contracts include “non-appropriation clauses” providing that the governmental issuer has no obligation to make future payments under the lease or contract unless money is appropriated for such purposes by the appropriate legislative body on a yearly or other periodic basis. Non-appropriation clauses free the issuer from debt issuance limitations. A Portfolio’s ability to recover under such a lease in the event of non-appropriation or default will be limited solely to the repossession of the leased property in the event foreclosure proves difficult. In addition to the “non-appropriation” risk, these securities represent a relatively new type of financing that has not yet developed the depth of marketability associated with more conventional bonds.

Investment in municipal lease obligations is generally made indirectly (i.e., not as a lessor of the property) through a participation interest in such obligations owned by a bank or other third party. A participation interest gives the investor a specified, undivided interest in the obligation in proportion to its purchased interest in the total amount of the obligation.

Certain Tax Aspects. Municipal securities are also categorized according to (i) whether or not the interest is includable in the calculation of AMT imposed on individuals, (ii) whether or not the costs of acquiring or carrying the securities are deductible in part by banks and other financial institutions, and (iii) other criteria relevant for federal income tax purposes. Due to the increasing complexity of the Code and related requirements governing the issuance of tax-exempt securities, industry practice has uniformly required, as a condition to the issuance thereof, particularly in the case of revenue bonds, an opinion of nationally recognized bond counsel as to the tax-exempt status of interest on such securities.

Taxable Investments (Municipal Portfolio, California Portfolio and New York Portfolio). Each Portfolio anticipates being as fully invested as practicable in municipal securities; however, there may be occasions when, as a result of maturities of portfolio securities, sales of Portfolio shares, or in order to meet redemption requests, a Portfolio may hold cash or cash equivalents. In addition, there may be occasions when, in order to raise cash to meet redemptions, a Portfolio may be required to sell securities at a loss.

From time to time, a Portfolio may invest a portion of its assets on a temporary basis in fixed-income obligations whose interest is subject to federal and, in the case of the California Portfolio and the New York Portfolio, either California state or New York state (or city) income tax, respectively. For example, a Portfolio may invest in obligations whose interest is taxable pending the investment or reinvestment in municipal securities of proceeds from the sale of its shares or sales of portfolio securities, or, with respect to the California Portfolio and the New York Portfolio, when suitable state specific tax-exempt securities are unavailable. Should a Portfolio invest in taxable obligations, it would purchase securities that in the Investment Manager’s judgment are of high quality. These would include obligations issued or guaranteed by the U.S. government or its agencies or instrumentalities, obligations of domestic banks, and repurchase agreements.

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Additional Risk Considerations. The federal bankruptcy statutes relating to the adjustments of debts of political subdivisions and authorities of states of the United States provide that, in certain circumstances, such subdivisions or authorities may be authorized to initiate bankruptcy proceedings without prior notice to or consent of creditors, which proceedings could result in material adverse changes in the rights of holders of obligations issued by such subdivisions or authorities.

Litigation challenging the validity under the state constitutions of present systems of financing public education has been initiated or adjudicated in a number of states, and legislation has been introduced to effect changes in public school finances in some states. In other instances, there has been litigation challenging the issuance of pollution control revenue bonds or the validity of their issuance under state or federal law, which ultimately could affect the validity of those municipal securities or the tax-free nature of the interest thereon.

Proposals to restrict or eliminate the federal income tax exemption for interest on municipal obligations are introduced before Congress from time to time. Proposals also may be introduced before state legislatures that would affect the state tax treatment of a Portfolio’s distributions. If such proposals were enacted, the availability of municipal obligations and the value of a Portfolio’s holdings would be affected, and the Board of Directors would reevaluate the Portfolio’s investment objective and policies.

Non-Diversification and Concentration

Each of the California Portfolio and New York Portfolio is classified as “non-diversified” for purposes of the Investment Company Act, which means that the Portfolio is not limited by the Investment Company Act with regard to the portion of its assets that may be invested in the securities of a single issuer. To the extent a Portfolio makes investments in excess of 5% of its assets in the securities of a particular issuer, its exposure to the risks associated with that issuer is increased. Because each Portfolio invests primarily in securities issued by a single state and its municipalities, it is more vulnerable to unfavorable developments within that particular state than funds that invest in municipal securities of many states.

Generally, each Portfolio may not “concentrate” its assets in securities related to a particular industry. Concentration, as the term is used in the Investment Company Act, means that at least 25% of the Portfolio’s assets would be invested in the securities of issuers within the same industry. Each of the California Portfolio and the New York Portfolio may, however, invest more than 25% of its assets in municipal securities that are repayable out of revenue streams generated from economically related projects or facilities, although each Portfolio does not currently intend to do so on a regular basis. Investment in municipal securities repayable from related revenue streams further concentrates a Portfolio’s risks.

Put Features

Put features entitle the holder to sell a security (including a repurchase agreement) back to the issuer or a third party at any time or at specific intervals. They are subject to the risk that the put provider is unable to honor the put feature (purchase the security). Put providers often support their ability to buy securities on demand by obtaining letters of credit or other guarantees from domestic or foreign banks. The Investment Manager may rely on its evaluation of a bank’s credit in determining whether to purchase a security supported by a letter of credit. In evaluating a foreign bank’s credit, the Investment Manager will consider whether adequate public information about the bank is available and whether the bank may be subject to unfavorable political or economic developments, currency controls, or other government restrictions that might affect the bank’s ability to honor its credit commitment. Demand features, standby commitments, and tender options are types of put features.

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Repurchase Agreements

Each Portfolio may enter into repurchase agreements, which are instruments under which a Portfolio acquires ownership of a security from a broker-dealer or bank that agrees to repurchase that security from the Portfolio at a mutually agreed upon time and price (which resale price is higher than the purchase price), thereby determining the yield during the Portfolio’s holding period. Repurchase agreements are, in effect, loans collateralized by the underlying securities. Maturity of the securities subject to repurchase may exceed one year. It is each Portfolio’s current policy to engage in repurchase agreement transactions with parties whose creditworthiness has been reviewed and found satisfactory by the Investment Manager; however, it does not presently appear possible to eliminate all risks from these transactions. In the event of a bankruptcy or other default of a seller of a repurchase agreement, a Portfolio might have expenses in enforcing its rights, and could experience losses, including a decline in the value of the underlying security and loss of income.

Reverse Repurchase Agreements

Reverse repurchase agreements are transactions in which a Portfolio sells a security and simultaneously commits to repurchase that security from the buyer at an agreed-upon price on an agreed-upon future date. The resale price in a reverse repurchase agreement reflects a market rate of interest that is not related to the coupon rate or maturity of the sold security. For certain demand agreements, there is no agreed-upon repurchase date and interest payments are calculated daily, often based upon the prevailing overnight repurchase rate.

Generally, a reverse repurchase agreement enables a Portfolio to recover for the term of the reverse repurchase agreement all or most of the cash invested in the portfolio securities sold and to keep the interest income associated with those portfolio securities. Such transactions are advantageous only if the interest cost to a Portfolio of the reverse repurchase transaction is less than the cost of obtaining the cash otherwise. In addition, interest costs on the money received in a reverse repurchase agreement may exceed the return received on the investments made by a Portfolio with those monies. The use of reverse repurchase agreement proceeds to make investments may be considered to be a speculative technique.

While a reverse repurchase agreement is outstanding, a Portfolio will segregate appropriate liquid assets to cover its obligation under the agreement. Each Portfolio will enter into reverse repurchase agreements only with parties whose creditworthiness has been found satisfactory by the Investment Manager.

Rule 144A Securities

If otherwise consistent with its investment objectives and policies, each Portfolio may invest in Rule 144A securities. Rule 144A securities are securities that are not registered under the Securities Act of 1933, as amended (the “Securities Act”) but which can be sold to “qualified institutional buyers” in accordance with Rule 144A under the Securities Act. Any such security will not be considered illiquid so long as it is determined by the Company’s Board of Directors or the Investment Manager, acting under guidelines approved and monitored by the Company’s Board, that an adequate trading market exists for that security. This investment practice could have the effect of increasing the level of illiquidity in a Portfolio during any period that qualified institutional buyers become uninterested in purchasing these restricted securities.

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Rule 2a-7 Matters

Each Portfolio must comply with the requirements of Rule 2a-7. Under the applicable quality requirements of Rule 2a-7, the Portfolios may purchase only U.S. dollar-denominated instruments that are determined to present minimal credit risks and that are at the time of acquisition “eligible securities” as defined in Rule 2a-7. Generally, eligible securities are divided into “first tier” and “second tier” securities. First tier securities are generally those in the highest rating category (e.g., A-1 by S&P) or unrated securities deemed to be comparable in quality, government securities and securities issued by other money market funds. Second tier securities are generally those in the second highest rating category (e.g., A-2 by S&P) or unrated securities deemed to be comparable in quality. See “Annex A — Ratings of Investments.”

Except to the limited extent permitted by Rule 2a-7 and except for government securities, each of the Money Market Portfolio, the U.S. Government Portfolio and the Municipal Portfolio may not invest more than 5% of its total assets in the securities of any one issuer. With respect to 75% of its total assets, each of the California Portfolio and the New York Portfolio may not invest more than 5% of its total assets in the securities of any one issuer.

Each Portfolio is limited with respect to the extent to which it can invest in second tier securities. For example, the Money Market Portfolio may not invest more than 1% of its total assets or $1 million (whichever is greater) in the second tier securities of a single issuer. Each of the Municipal Portfolio, the California Portfolio and the New York Portfolio must limit investment in second tier “conduit securities” (as defined in Rule 2a-7) to 5% of its total assets and, with respect to second tier conduit securities issued by a single issuer, the greater of $1 million or 1% of the Portfolio’s total assets. Generally, conduit securities are securities issued to finance non-governmental private projects, such as retirement homes, private hospitals, local housing projects, and industrial development projects, with respect to which the ultimate obligor is not a government entity.

Each Portfolio will maintain a dollar-weighted average maturity of 90 days or less and will limit its investments to securities that have remaining maturities of 397 calendar days or less or other features that shorten maturities in a manner consistent with the requirements of Rule 2a-7, such as interest rate reset and demand features.

Section 4(2) Paper

Each Portfolio, except the U.S. Government Portfolio, may invest in Section 4(2) paper. Section 4(2) paper is restricted as to disposition under the federal securities laws, and generally is sold to institutional investors, such as a Portfolio, who agree that they are purchasing the paper for investment and not with a view to public distribution. Any resale by the purchaser must be in an exempt transaction. Section 4(2) paper normally is resold to other institutional investors like a Portfolio through or with the assistance of the issuer or investment dealers who make a market in Section 4(2) paper, thus providing liquidity. The Investment Manager considers legally restricted, but readily saleable Section 4(2) paper to be liquid. However, pursuant to procedures adopted by the Company’s Board of Directors, if an investment in Section 4(2) paper is not determined by the Investment Manager to be liquid, that investment will be included within the 10% limitation on illiquid securities. The Investment Manager will monitor the liquidity of a Portfolio’s investments in Section 4(2) paper on a continuous basis.

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Securities Lending

Each Portfolio may lend portfolio securities in amounts up to 33 1/3% of its respective total assets to brokers, dealers and other financial institutions, provided such loans are callable at any time by the Portfolio and are at all times secured by cash or by equivalent collateral. By lending its portfolio securities, a Portfolio will receive income while retaining the securities’potential for capital appreciation. As with any extensions of credit, there are risks of delay in recovery and, in some cases, even loss of rights in the collateral should the borrower of the securities fail financially. However, such loans of securities will only be made to firms deemed to be creditworthy by the Investment Manager.

Standby Commitments

Each of the Municipal Portfolio, the California Portfolio and the New York Portfolio may acquire standby commitments. Standby commitments are put options that entitle holders to same day settlement at an exercise price equal to the amortized cost of the underlying security plus accrued interest, if any, at the time of exercise. A Portfolio may acquire standby commitments to enhance the liquidity of portfolio securities, but only when the issuers of the commitments present minimal risk of default. Ordinarily, a Portfolio may not transfer a standby commitment to a third party, although it could sell the underlying municipal security to a third party at any time. Each Portfolio may purchase standby commitments separate from or in conjunction with the purchase of securities subject to such commitments. In the latter case, a Portfolio would pay a higher price for the securities acquired, thus reducing their yield to maturity. Standby commitments will not affect the dollar-weighted average maturity of a Portfolio or the valuation of the securities underlying the commitments. Issuers or financial intermediaries may obtain letters of credit or other guarantees to support their ability to buy securities on demand. The Investment Manager may rely upon its evaluation of a bank’s credit in determining whether to invest in an instrument supported by a letter of credit. Standby commitments are subject to certain risks, including the ability of issuers of standby commitments to pay for securities at the time the commitments are exercised; the fact that standby commitments are not marketable by a Portfolio; and the possibility that the maturities of the underlying securities may be different from those of the commitments.

Stripped Government Securities

Each Portfolio, except the Municipal Portfolio, the California Portfolio and the New York Portfolio, may purchase U.S. Treasury STRIPS (Separate Trading of Registered Interest and Principal of Securities), which are created when the coupon payments and the principal payment are stripped from an outstanding Treasury bond by the Federal Reserve Bank. These instruments are issued at a discount to their “face value” and may exhibit greater price volatility than ordinary debt securities because of the manner in which their principal and interest are returned to investors. Bonds issued by the Resolution Funding Corporation (REFCORP) can also be stripped in this fashion. REFCORP Strips are eligible investments for the Money Market Portfolio and the U.S. Government Portfolio. The Money Market Portfolio can purchase privately stripped government securities, which are created when a dealer deposits a Treasury security or federal agency security with a custodian for safekeeping and then sells the coupon payments and principal payment that will be generated by this security. Proprietary receipts, such as Certificates of Accrual on Treasury Securities (“CATS”), Treasury Investment Growth Receipts (“TIGR”s), and generic Treasury Receipts (“TR”s), are stripped U.S. Treasury securities that are separated into their component parts through trusts created by their broker sponsors. Bonds issued by the Financing Corporation (“FICO”) can also be stripped in this fashion. Because of the view of the SEC on privately stripped government securities, the Money Market Portfolio must evaluate them as it would non-government securities pursuant to regulatory guidelines applicable to all money market funds.

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Temporary Defensive Position

When market or business conditions warrant, each of the Municipal Portfolio, the California Portfolio and the New York Portfolio may assume a temporary defensive position and invest without limit in cash or cash equivalents, which may include taxable investments. For temporary defensive purposes, cash equivalents may include (i) short-term obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities, (ii) certificates of deposit, bankers’acceptances and interest-bearing savings deposits of commercial banks doing business in the United States that have a minimum rating of A-1 from S&P or P-1 from Moody’s or a comparable rating from an NRSRO or unrated securities of comparable quality, (iii) commercial paper rated at least A-1 by S&P or P-1 by Moody’s or a comparable rating from another NRSRO or unrated securities of comparable quality, (iv) repurchase agreements covering any of the securities in which a Portfolio may invest directly, and (v) money market mutual funds. To the extent a Portfolio assumes a temporary defensive position, it may not be pursuing its investment objective. When a Portfolio assumes a temporary defensive position, it is likely that its shareholders will be subject to federal and, in the case of the California Portfolio and the New York Portfolio, to California state or New York state (or city) income taxes (as applicable) on a greater portion of their income dividends received from the Portfolio.

Tender Option Bonds

Each of the Municipal Portfolio, the California Portfolio and the New York Portfolio may purchase tender option bonds. Tender option bonds are created by coupling an intermediate- or long-term, fixed-rate, tax-exempt bond (generally held pursuant to a custodial arrangement) with a tender agreement that gives the holder the option to tender the bond at its face value. As consideration for providing the tender option, the sponsor (usually a bank, broker-dealer, or other financial institution) receives periodic fees equal to the difference between the bond’s fixed coupon rate and the rate (determined by a remarketing or similar agent) that would cause the bond, coupled with the tender option, to trade at par on the date of such determination. After payment of the tender option fee, a Portfolio effectively holds a demand obligation that bears interest at the prevailing short-term tax-exempt rate. Subject to applicable regulatory requirements, a Portfolio may buy tender option bonds if the agreement gives the Portfolio the right to tender the bond to its sponsor no less frequently than once every 397 days. In selecting tender option bonds for a Portfolio, the Investment Manager will consider the creditworthiness of the issuer of the underlying bond, the custodian, and the third party provider of the tender option. In certain instances, a sponsor may terminate a tender option if, for example, the issuer of the underlying bond defaults on an interest payment.

Variable or Floating Rate Obligations

Each Portfolio may invest in variable rate or floating rate obligations. Floating rate instruments have interest rates that change whenever there is a change in a designated base rate while variable rate instruments provide for a specified periodic adjustment in the interest rate. The interest rate of variable rate obligations ordinarily is determined by reference to or is a percentage of an objective standard, such as the London Interbank Offered Rate (“LIBOR”), the Federal Funds Rate, the 90-day U.S. Treasury Bill rate, or the rate of return on commercial paper or bank certificates of deposit. Generally, the changes in the interest rate on variable rate obligations reduce the fluctuation in the market value of such securities. Accordingly, as interest rates decrease or increase, the potential for capital appreciation or depreciation is less than for fixed-rate obligations. Each Portfolio determines the maturity of variable rate obligations and floating rate obligations in accordance with Rule 2a-7, which allows the Portfolio to consider certain of such instruments as having maturities shorter than the maturity date on the face of the instrument.

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When-Issued and Delayed Delivery Basis Securities

Each Portfolio may invest in when-issued and delayed delivery basis securities. Typically, no interest accrues to the purchaser until the security is delivered. When purchasing securities on a when-issued or delayed delivery basis, a Portfolio assumes the rights and risks of ownership, including the risk of price and yield fluctuations. A security purchased on a when-issued basis is subject to changes in market value based upon changes in the level of interest rates and investors’ perceptions of the creditworthiness of the issuer. Generally, such securities will appreciate in value when interest rates decline and decrease in value when interest rates rise. Because a Portfolio is not required to pay for securities until the delivery date, these risks are in addition to the risks associated with each Portfolio’s other investments. If a Portfolio remains substantially fully invested at a time when when-issued or delayed delivery purchases are outstanding, the purchases may result in a form of leverage. At the time of delivery of the securities, the value may be more or less than the purchase price and an increase in the percentage of the Portfolio’s assets committed to the purchase of securities on a when-issued or delayed delivery basis may increase the volatility of the Portfolio’s net asset value.

When a Portfolio has sold a security on a delayed delivery basis, the Portfolio does not participate in further gains or losses with respect to the security. If the other party to a delayed delivery transaction fails to deliver or pay for the securities, a Portfolio could miss a favorable price or yield opportunity, or could suffer a loss. Each Portfolio may renegotiate when-issued or delayed delivery transactions after they are entered into, and may sell underlying securities before they are delivered, which may result in capital gains or losses. The sale of such securities by the Municipal Portfolio, the California Portfolio or the New York Portfolio may result in the realization of gains that are not exempt from federal income tax.

In determining the maturity of portfolio securities purchased on a when-issued or delayed delivery basis, a Portfolio will consider them to have been purchased on the date when it committed itself to the purchase. When when-issued or delayed delivery purchases are outstanding, a Portfolio will segregate appropriate liquid assets to cover its purchase obligations. A Portfolio will make commitments to purchase securities on a when-issued or delayed delivery basis only with the intention of actually acquiring or disposing of the securities, but the Portfolio reserves the right to sell these securities before the settlement date if deemed advisable.

Zero Coupon Bonds

Each Portfolio may invest in zero coupon bonds. Zero coupon bonds do not make regular interest payments. Instead, they are sold at a discount from their face value and are redeemed at face value when they mature. Because zero coupon bonds do not pay current income, their prices can be very volatile when interest rates change. In calculating its daily dividend, a Portfolio takes into account as income a portion of the difference between a zero coupon bond’s purchase price and its face value.

Future Developments

Each Portfolio may invest in securities and in other instruments that do not presently exist but may be developed in the future, provided that each such investment is consistent with such Portfolio’s investment objectives, policies and restrictions and is otherwise legally permissible under federal and state laws. The Prospectus and/or SAI will be amended or supplemented as appropriate to discuss any such new investments.

The following are the Fundamental Investment Restrictions of each Portfolio of the Company. Each Portfolio (unless noted otherwise) may not:

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(1) (with respect to the Money Market Portfolio, the U.S. Government Portfolio and the Municipal Portfolio only) with respect to 75% of its total assets, purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. government, or any of its agencies or instrumentalities) if, as a result thereof, (a) more than 5% of the Portfolio’s total assets would be invested in the securities of that issuer, or (b) the Portfolio would hold more than 10% of the outstanding voting securities of that issuer;

(2) (with respect to the Municipal Portfolio only) normally invest less than 80% of its total assets in obligations issued or guaranteed by states, territories and possessions of the United States and the District of Columbia and their political subdivisions, agencies and instrumentalities, the income from which is exempt from federal income tax, but may be subject to federal alternative minimum tax liability;

(3) (with respect to the California Portfolio only) normally invest less than 80% of its total assets in municipal obligations issued by the state of California, its political subdivisions, authorities, instrumentalities and public corporations, or by other qualified issuers, including the various territories and possessions of the United States, the income from which is exempt from both California personal income tax and federal income tax, but may be subject to federal alternative minimum tax liability;

(4) (with respect to the New York Portfolio only) normally invest less than 80% of its total assets in municipal obligations issued by the state of New York, its political subdivisions, authorities, instrumentalities and public corporations, or by other qualified issuers, including the various territories and possessions of the United States, the income from which is exempt from both New York personal income tax and federal income tax, but may be subject to federal alternative minimum tax liability;

(5) issue senior securities, except as permitted under the Investment Company Act;

(6) make short sales of securities or purchase securities on margin (but a Portfolio may obtain such short-term credits as may be necessary for the clearance of purchases and sales of securities);

(7) borrow money, except that each Portfolio may: (i) borrow money for temporary defensive or emergency purposes (not for leveraging or investment), (ii) engage in reverse repurchase agreements for any purpose, and (iii) pledge its assets in connection with such borrowing to the extent necessary; provided that (i) and (ii) in combination do not exceed 33 1/3% of the Portfolio’s total assets (including the amount borrowed) less liabilities (other than borrowings). Any borrowings that exceed this amount will be reduced within three days (not including Sundays and holidays) to the extent necessary to comply with the 33 1/3% limitation. A Portfolio will not purchase any security, other than a security with a maturity of one day, while reverse repurchase agreements or borrowings representing more than 5% of its total assets are outstanding;

(8) act as an underwriter (except as it may be deemed such in a sale of restricted securities);

(9) (with respect to the Money Market Portfolio, the U.S. Government Portfolio and the Municipal Portfolio only) purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. government or any of its agencies or instrumentalities; or, in the case of the Municipal Portfolio, tax-exempt obligations issued or guaranteed by a U.S. territory or possession or a state or local government, or a political subdivision, agency or instrumentality of any of the foregoing) if, as a result, more than 25% of the Portfolio’s total assets would be invested in the securities of companies whose principal business activities are in the same industry, except that the Money Market Portfolio may invest more than 25% of its total assets in the financial services industry and the Municipal Portfolio may invest more than 25% of its total assets in industrial development bonds related to a single industry. The Money Market Portfolio specifically reserves the right to invest up to 100% of its assets in certificates of deposit or bankers’

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acceptances issued by U.S. banks, including their foreign branches, and U.S. branches of foreign banks, in accordance with its investment objectives and policies;

(10) (with respect to the California Portfolio and the New York Portfolio only) purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. government or any of its agencies or instrumentalities) if, as a result, immediately after the purchase more than 25% of the Portfolio’s total assets would be invested in the securities of companies whose principal business activities are in the same industry, except that a Portfolio may invest in obligations issued or guaranteed by a U.S. territory or possession or a state or local government, or a political subdivision, agency or instrumentality of any of the foregoing, or invest more than 25% of its total assets in industrial development bonds related to a single industry;

(11) purchase or sell real estate unless acquired as a result of ownership of securities or other instruments (but this shall not prevent a Portfolio from investing in securities or other instruments backed by real estate or securities of companies engaged in the real estate business);

(12) buy or sell commodities or commodity (futures) contracts, except for financial futures and options thereon. This limitation does not apply to options attached to, or acquired or traded together with, their underlying securities, and does not apply to securities that incorporate features similar to options or futures contracts;

(13) lend any security or make any other loan if, as a result, more than 33 1/3% of its total assets would be loaned to other parties, but this limit does not apply to purchases of debt securities or to repurchase agreements; or

(14) purchase securities of other investment companies, except in connection with a merger, consolidation, reorganization or acquisition of assets or to the extent otherwise permitted by the Investment Company Act; however, a Portfolio may, notwithstanding any other fundamental investment policy or limitation, invest all of its assets in the securities of a single open-end management investment company with substantially the same fundamental investment objectives, policies, and restrictions as the Portfolio.

The following Investment Restrictions are not fundamental and may be changed without shareholder approval. Each Portfolio (unless noted otherwise) does not currently intend to:

(1) (with respect to the Money Market Portfolio, the U.S. Government Portfolio and the Municipal Portfolio only) purchase a security (other than a security issued or guaranteed by the U.S. government or any of its agencies or instrumentalities, or a security subject to a “guarantee issued by a non-controlled person,” as defined in Rule 2a-7) if, as a result, more than 5% of its total assets would be invested in the securities of a single issuer, provided that a Portfolio may invest up to 25% of its total assets in the first tier securities of a single issuer for up to three business days;

(2) purchase or hold any security if, as a result, more than 10% of its net assets would be invested in securities that are deemed to be illiquid because they are subject to legal or contractual restrictions on resale or because they cannot be sold or disposed of in the ordinary course of business at approximately the prices at which they are valued, including repurchase agreements not entitling the holder to payment of principal and interest within seven days upon notice and securities restricted as to disposition under federal securities laws, except for commercial paper issued in reliance on the “private placement” exemption afforded by Section 4(2) of the Securities Act (Section 4(2) paper), securities eligible for resale

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pursuant to Rule 144A under the Securities Act (Rule 144A securities), and other securities, that are determined to be liquid pursuant to procedures adopted by the Company’s Board of Directors;

(3) invest in financial futures and options thereon; or

(4) (with respect to the U.S. Government Portfolio only) normally invest less than 80% of its net assets (plus any borrowings for investment purposes) in U.S. Treasury bills, notes, bonds and other obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities, and repurchase agreements backed by such obligations; provided, further, that any change to such policy shall require a notice to shareholders at least 60 days prior to such change.

INFORMATION ABOUT CALIFORNIA

Following is a brief summary of some of the factors that may affect the financial condition of the State of California and its political subdivisions. The summary is neither a complete nor a comprehensive description of these factors or an analysis of financial conditions and may not be indicative of the financial condition of issuers of obligations held by the California Portfolio or any particular projects financed with the proceeds of such obligations. Many factors not included in the summary, such as the national economy, social and environmental policies and conditions, and the national and international markets for products produced in the State of California could have an adverse impact on the financial condition of the State of California and its political subdivisions, including issuers of obligations held by the Portfolio. It is not possible to predict whether and to what extent those factors may affect the financial condition of the State of California and its political subdivisions, including the issuers of obligations held by the Portfolio.

Overview

Following several years of very strong growth in the late 1990‘s, which produced large State revenue surpluses, the State’s financial condition started to worsen since the start of 2001, with the combination of a mild Statewide economic recession (but with a severe downturn in the high technology sector centered in the San Francisco Bay Area) and a dramatic decline in revenue from capital gains and stock option activity resulting from the decline in stock market levels after mid-2000. Over several years, revenues proved to be substantially lower than projections, largely because of continued weakness in the economy and stock markets. This resulted in an accumulated budget deficit by June 30, 2003 estimated at over $10 billion, and caused a severe cash shortage.

Since 2004 the State’s economy has recovered well, with job growth in both Southern and Northern California. The State economy has generally mirrored the national economy. Housing construction and resale markets were particularly strong, particularly while interest rates were low, but these markets have slowed since the start of 2006. The Governor’s Administration predicts modest economic growth in 2007 with some increasing strength in 2008.

Positive economic results, and particularly the resurgence of income tax receipts from capital gains and stock option activity in the past year as a result of rising stock markets, have resulted in State revenues exceeding projections for three years in a row. Spending cuts had also been made in successive years, along with use of internal and external loans and one-time measures, to balance the budgets in recent years. The Administration has estimated the State General Fund ended the 2005-06 fiscal year at June 30, 2006 with a budgetary fund balance (reserve) of $9.0 billion. Nevertheless, ongoing program obligations still exceed baseline revenues (a “structural budget gap”) and the 2006-07 budget was balanced only by applying a large part of the accumulated reserve. Updated estimates as of January, 2007 show estimated General Fund revenues and transfers for 2006-07 of $94.5 billion, with expenditures of

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$102.1 billion, and projected budget reserves at June 30, 2007 of $2.9 billion. Budget gaps are projected to recur in future years, which will require additional expenditure reductions or revenue increases.

In May, 2006, the Legislature enacted a package of measures to provide an estimated $116 billion for a “Strategic Growth Plan” which had been proposed by the Governor in January, 2006. This package included four bond measures totaling about $37.3 billion to provide funding for transportation, education, housing and flood control and levee repairs. All of these bond measures, plus a bond measure placed on the ballot by voter initiative for $5.4 billion for water quality, parks and flood control, were approved by the voters at the November 7, 2006 election.

The expenditure reductions and budget pressures in recent years on the State budget have resulted in continuing fiscal pressures on local governments throughout the State. As part of the 2004-05 State budget, the Governor reached an agreement to borrow $1.3 billion for each of two years, to be repaid after the 2005-06 fiscal year, from cities, counties, redevelopment agencies and other districts, in return for a constitutional amendment which would severely restrict such borrowings in the future. Several years of budget borrowing from transportation funds have left many State and local transportation construction projects without adequate funds.

Economic Factors

California’s economy is the largest among the 50 states and one of the largest 8 in the world. The State’s population of about 37.4 million (July 1, 2006 estimate) represents about 12 1/2% of the total United States population and grew by 26% in the 1980s, more than double the national rate. Population growth slowed to less than 1% annually in the early 1990‘s due to a serious economic recession. For the decade of the 2000s, growth has returned to between 1 and 1.5 percent annually since 1997. The bulk of population growth in the State is due to births and foreign immigration.

Total personal income in the State, at an estimated $1,338 billion in 2005, accounts for about 13% of all personal income in the nation. Total civilian employment was over 16.8 million in 2005, the majority of which is in the service, trade and manufacturing sectors.

California began a period of strong economic growth in 1994 in virtually all sectors, particularly in high technology manufacturing and services, including computer software and other services, entertainment, tourism, and construction, and also with very strong growth in exports. The California economy outpaced the nation during this period. In 2001, the State finally showed the impact of the nationwide economic slowdown, coupled with a cyclical downturn in the high technology sector (including Internet-related businesses) and entered a mild recession. International trade also slowed between 2001 and 2003 reflecting weakness in overseas economies (particularly in Asia). Job losses were concentrated in the San Francisco Bay Area, particularly in high technology industries; economic conditions have been better in other parts of the State.

Statewide, modest job growth resumed in the second half of 2003 and has continued through 2006, although economic conditions generally were weaker in the latter part of 2006 than at the start of the year, and 2007 started without a lot of momentum. Real GDP (3.4% increase) and state personal income (6.6% increase) were both higher in the first three quarters of 2006 than the comparable period for 2005. The unemployment rate for the first ten months of 2006 was 5.1%, compared to 5.8% for the comparable period in 2005. Most significantly, by 2005 economic growth in the San Francisco Bay Area was at almost the same level as in Southern California. New residential construction and existing home sales, which had been very strong in the last few years, in part due to low interest rates, finally slowed down noticeably in 2006 in both California and the nation. For the first 11 months of 2006, new housing permits were down 22 percent, and sales of existing homes were down 30 percent, compared to the same period in 2005. Housing prices have dropped in some, but not all, areas of the State. After several weak

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years, nonresidential construction grew more strongly in 2005 and 2006, somewhat offsetting the weakness in residential construction. Exports through California ports reversed their declines of several years and showed year-over-year increases since 2004. The full year of 2006 is expected to be a record for exports from California ports. In January, 2007, the State Department of Finance projected modest growth in the economy in 2007 with some strengthening in 2008. California’s economic growth will remain tied to the overall national economy.

Constitutional Limitations on Taxes, Other Charges and Appropriations

Limitation on Property Taxes. Certain California Debt Obligations may be obligations of issuers which rely in whole or in part, directly or indirectly, on ad valorem property taxes as a source of revenue. The taxing powers of California local governments and districts are limited by Article XIIIA of the California Constitution, enacted by the voters in 1978 and commonly known as “Proposition 13.” Briefly, Article XIIIA limits the rate of ad valorem property taxes to 1% of full cash value of real property and generally restricts the reassessment of property to 2% per year, except upon new construction or change of ownership (subject to a number of exemptions). Taxing entities may, however, raise ad valorem taxes above the 1% limit to pay debt service on voter-approved bonded indebtedness.

Under Article XIIIA, the basic 1% ad valorem tax levy is applied against the assessed value of property as of the owner’s date of acquisition (or as of March 1, 1975, if acquired earlier), subject to certain adjustments. This system has resulted in widely varying amounts of tax on similarly situated properties. Several lawsuits were filed challenging the acquisition-based assessment system of Proposition 13, but it was upheld by the U.S. Supreme Court in 1992.

Article XIIIA prohibits local governments from raising revenues through ad valorem taxes above the 1% limit; it also requires voters of any governmental unit to give two-thirds approval to levy any “special tax.”

Limitations on Other Taxes, Fees and Charges. On November 5, 1996, the voters of the State approved Proposition 218, called the “Right to Vote on Taxes Act.” Proposition 218 added Articles XIIIC and XIIID to the State Constitution, which contain a number of provisions affecting the ability of local agencies to levy and collect both existing and future taxes, assessments, fees and charges.

Article XIIIC requires that all new or increased local taxes be submitted to the voters before they become effective. Taxes for general governmental purposes require a majority vote and taxes for specific purposes require a two-thirds vote.

Article XIIID contains several new provisions making it generally more difficult for local agencies to levy and maintain “assessments” for municipal services and programs. Article XIIID also contains several new provisions affecting “fees” and “charges”, defined for purposes of Article XIIID to mean “any levy other than an ad valorem tax, a special tax, or an assessment, imposed by a [local government] upon a parcel or upon a person as an incident of property ownership, including a user fee or charge for a property related service.” All new and existing property related fees and charges must conform to requirements prohibiting, among other things, fees and charges which generate revenues exceeding the funds required to provide the property related service or are used for unrelated purposes. There are new notice, hearing and protest procedures for levying or increasing property related fees and charges, and, except for fees or charges for sewer, water and refuse collection services (or fees for electrical and gas service, which are not treated as “property related”for purposes of Article XIIID), no property related fee or charge may be imposed or increased without majority approval by the property owners subject to the fee or charge or, at the option of the local agency, two-thirds voter approval by the electorate residing in the affected area.

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In addition to the provisions described above, Article XIIIC removes limitations on the initiative power in matters of local taxes, assessments, fees and charges. Consequently, local voters could, by future initiative, repeal, reduce or prohibit the future imposition or increase of any local tax, assessment, fee or charge. It is unclear how this right of local initiative may be used in cases where taxes or charges have been or will be specifically pledged to secure debt issues.

The interpretation and application of Proposition 218 will ultimately be determined by the courts with respect to a number of matters, and it is not possible at this time to predict with certainty the outcome of such cases.

Appropriations Limits. The State and its local governments are subject to an annual “appropriations limit” imposed by Article XIIIB of the California Constitution, enacted by the voters in 1979 and significantly amended by Propositions 98 and 111 in 1988 and 1990, respectively. Article XIIIB prohibits the State or any covered local government from spending “appropriations subject to limitation” in excess of the appropriations limit imposed. “Appropriations subject to limitation” are authorizations to spend “proceeds of taxes,” which consist of tax revenues and certain other funds, including proceeds from regulatory licenses, user charges or other fees, to the extent that such proceeds exceed the cost of providing the product or service, but “proceeds of taxes” exclude most State subventions to local governments. No limit is imposed on appropriations of funds which are not “proceeds of taxes,” such as reasonable user charges or fees, and certain other non-tax funds, including bond proceeds.

Among the expenditures not included in the Article XIIIB appropriations limit are (1) the debt service cost of bonds issued or authorized prior to January 1, 1979, or subsequently authorized by the voters, (2) appropriations to comply with mandates of courts or the federal government, (3) appropriations for certain capital outlay projects, (4) appropriations by the State of post-1989 increases in gasoline taxes and vehicle weight fees, and (5) appropriations made in certain cases of emergency.

The appropriations limit for each year is adjusted annually to reflect changes in cost of living and population, and any transfers of service responsibilities between government units. The definitions for such adjustments were liberalized in 1990 to follow more closely growth in the State’s economy.

“Excess” revenues are measured over a two year cycle. Local governments must return any excess to taxpayers by rate reductions. The State must refund 50% of any excess, with the other 50% paid to schools and community colleges. With more liberal annual adjustment factors since 1988, and depressed revenues in the early 1990‘s because of the recession, few governments have been operating near their spending limits, but this condition may change over time. Local governments may by voter approval exceed their spending limits for up to four years. Because of extraordinary revenue receipts in fiscal year 1999-2000, State appropriations were estimated to be about $975 million above the limit. However, since the State was $2.1 billion below its limit in fiscal year 2000-01, resulting in no excess over the two-year period, no refunds were made. 1999-2000 was the only fiscal year since the late 1980‘s when State appropriations were above the limit. The State Department of Finance estimates the State was about $7.5 billion below the limit in 2005-06, and will be about $12.2 billion below its limit in 2006-07.

Because of the complex nature of Articles XIIIA, XIIIB, XIIIC and XIIID of the California Constitution, the ambiguities and possible inconsistencies in their terms, and the impossibility of predicting future appropriations or changes in population and cost of living, and the probability of continuing legal challenges, it is not currently possible to determine fully the impact of these Articles on California Debt Obligations or on the ability of the State or local governments to pay debt service on such California Debt Obligations. It is not possible, at the present time, to predict the outcome of any pending litigation with respect to the ultimate scope, impact or constitutionality of these Articles or the impact of

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any such determinations upon State agencies or local governments, or upon their ability to pay debt service on their obligations. Further initiatives or legislative changes in laws or the California Constitution may also affect the ability of the State or local issuers to repay their obligations.

Obligations of the State of California

Under the California Constitution, debt service on outstanding general obligation bonds is the second charge to the General Fund after support of the public school system and public institutions of higher education. As of January 1, 2007, the State had outstanding approximately $37.7 billion of long-term general obligation bonds and $7.7 billion of lease-purchase debt supported by the State General Fund. The State also had about $11.6 billion of general obligation bonds which were supported by other revenues, including economic recovery bonds payable from a special sales tax. As of January 1, 2007 the State had about $72.1 billion of authorized and unissued General Fund-supported long-term general obligation bonds and $3.2 billion of authorized and unissued lease-purchase debt. This figure includes $42.7 billion of new general obligation bonds approved by the voters at the November 7, 2006 election. In the 2005-06 fiscal year, debt service on General Fund-supported general obligation bonds and lease purchase debt was approximately 4.16% of General Fund revenues. See also “Bond Ratings” below.

Obligations of State Agencies

A number of State agencies and authorities issue obligations secured or payable from specified revenue streams. These obligations are not payable from the State’s General Fund and carry different ratings than the State’s general obligation bonds. The State’s Department of Water Resources has been one of the largest issuers of revenue bonds in recent years, with over $13 billion of outstanding bonds secured by power and water users. The California Housing Finance Agency has issued over $7 billion of bonds secured by mortgage loans made for single family and multi-family housing units. None of these revenue bonds is backed by the State’s faith and credit or taxing power.

Recent Financial Results

The principal sources of General Fund tax revenues in 2005-06 were the California personal income tax (53 percent of total tax revenues), the sales and use tax (30 percent), and the corporation tax (11 percent). A large portion of personal income tax receipts was derived from capital gains realizations and stock option income. While these sources were extraordinarily strong in the late 1990‘s and 2000, they are particularly volatile. The Department of Finance has projected that this source of revenue dropped from $17.6 billion, or 25% of all General Fund revenues in 1999-2000 to $5.2 billion, or 7% in 2001-02; this represents the bulk of the total General Fund revenue shortfall in this period. This source was projected to represent about 14.4% of General Fund revenues in 2006-07 and about 14.4% in 2007-2008.

The State maintains a Special Fund for Economic Uncertainties (the “SFEU”), derived from General Fund revenues, as a reserve to meet cash needs of the General Fund, but which is required to be replenished as soon as sufficient revenues are available. Year-end balances in the SFEU are included for financial reporting purposes in the General Fund balance.

Throughout the 1980‘s, State spending increased rapidly as the State population and economy also grew rapidly, including increased spending for many assistance programs to local governments, which were constrained by Proposition 13 and other laws. The largest State program is assistance to local public school districts. In 1988, an initiative (Proposition 98) was enacted which (subject to suspension by a two-thirds vote of the Legislature and the Governor) guarantees local school districts and community college districts a minimum share of State General Fund revenues (currently about 35 percent).

The substantial declines in the stock markets have adversely affected the earnings of State

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pension funds, and have created unfunded future pension liabilities, where there had been surpluses in the early 2000‘s. The State’s annual contributions to the Public Employee’s Retirement System have increased from $157 million in the 2000-01 fiscal year to $2.7 billion in the 2006-07 fiscal year. The State will pay about $1.0 billion in the 2006-07 fiscal year for “pay as you go” funding for health benefits for retired State employees, almost double what it paid in 2002-03. Starting in fiscal year 2007-08, accounting rules will require the State to estimate the actuarial cost of this future liability; the State has not computed this liability to date. Once an actuarial estimate is made, the State’s credit ratings may be affected if the State does not reduce or manage the unfunded liability.

Balanced Budget Amendment

On March 2, 2004, voters approved Proposition 58, a constitutional amendment called the “Balanced Budget Amendment,” which will affect future State budgeting procedures. This amendment was linked to Proposition 57, also approved by the voters, which authorized issuance of $15 billion of long-term general obligation bonds, additionally secured by a 1/4 cent increment of the State’s sales tax, which can be used to eliminate the accumulated budget deficits through June 30, 2004 and certain additional obligations incurred by the State.

The Balanced Budget Amendment will require the Legislature, starting in the 2004-05 fiscal year, to enact a budget bill in which General Fund expenditures do not exceed estimated General Fund revenues and available reserves After passage of the budget act, if the Governor determines that the State is facing substantial revenue shortfalls or spending deficiencies, the Governor may declare a fiscal emergency, and propose legislation to address the emergency. The Legislature would be called in to special session to address this proposal. If the Legislature failed to send legislation to the Governor to address the fiscal emergency within 45 days, it would be prohibited from acting on any other bills or adjourning until fiscal legislation is passed.

The Amendment also creates a special reserve called the Budget Stabilization Account in the State General Fund. Beginning in the 2006-07 fiscal year, a portion of estimated annual General Fund revenues would be transferred by the Controller into the Account not later than September 30 of each year. The transfer begins at 1 percent of revenues, and increases annually to reach a level of 3 percent. (The initial transfer of $944 million took place in September 2006 and a second installment totaling an estimated $2.05 billion is included in the 2007-08 Governor’s Budget proposal.) The transfers would continue until the Budget Stabilization Account reaches a balance of the greater of $8 billion or 5 percent of General Fund revenue. Moneys in the Account may be used to make up for unexpected budget imbalances, but will then have to be replenished with future transfers until the target level is reached. The annual transfer can be suspended by the Governor by an executive order issued not later than June 1 of the preceding fiscal year. The Amendment requires that one half of the Budget Stabilization Account deposits, up to an aggregate of $5 billion, shall be transferred to the State Treasurer to provide for early redemption of the economic recovery bonds approved by Proposition 57. The initial deposit of $472 million to retire economic recovery bonds was also made in September 2006.

A final provision of the Amendment will prohibit future long-term bond issuances for the purpose of funding budget deficits, once the bonds authorized by Proposition 57 are issued. Short term borrowing for cash flow management will continue to be authorized.

State-local Fiscal Relations

In November, 2004, voters approved Proposition 1A, which made significant changes in the fiscal relationship between the State and local governments. In return for a $2.6 billion contribution to State budgets in the 2004-05 and 2005-06 fiscal years, Proposition 1A prohibits the State from accessing local

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governments’ property tax, sales tax and vehicle license fee revenues except under limited circumstances. Starting in the 2008-09 fiscal year the State can borrow up to 8 percent of local property tax revenues but only if the Governor declares a fiscal hardship and with 2/3 approval of each house of the Legislature. This amount must be repaid within three years, and such borrowing can only be done twice in any ten-year period. Proposition 1A also strengthens requirements for the State to reimburse local governments if it enacts certain kinds of laws which mandate increased local spending. Proposition 1A is intended to produce greater certainty for local governments, but will reduce the State’s options for dealing with budget shortfalls in the future.

Recent Budgets Prior to 2005-06

The economy, and especially the stock markets, grew strongly during the second half of the 1990‘s, and as a result, the General Fund took in substantially greater tax revenues (an aggregate of more than $20 billion over the six fiscal years 1995-96 through 2000-01) than were initially planned when the budgets were enacted. These additional funds were largely directed to school spending as mandated by Proposition 98, and to make up shortfalls from reduced federal health and welfare aid in 1995-96 and 1996-97. In 1998-99 through 2000-01, new spending programs were also enacted, particularly for education, new capital outlay projects were funded from current receipts, and significant tax reductions were enacted. The Department of Finance estimates that the State’s budget reserve (the SFEU) reached a high point of $8.7 billion at June 30, 2000. In the ensuing three years, the combination of continuing high spending levels and substantially reduced revenues resulting from the economic slowdown and stock market decline brought the estimated balance of the SFEU to a negative $8.6 billion by June 30, 2003.

The growth in General Fund revenues since 1994-95 resulted in significant increases in State funding for local school districts under Proposition 98, an initiative measure adopted in 1988 which guarantees a minimum percentage of General Fund revenues for K-14 schools. From the 1994-95 level of about $4,200 per pupil, annual State funding has increased to over $7,000 per pupil in the 2005-06 fiscal year. A significant amount of the new moneys have been directed to specific educational reforms, including reduction of class sizes in many grade levels.

An important element of Budget Acts during the years of large capital gains receipts was agreement on substantial tax cuts. The largest of these was a phased-in cut in the Vehicle License Fee (an annual tax on the value of cars registered in the State, the “VLF”). Starting on January 1, 1999, the VLF was reduced by 25 percent, which was increased in steps to a 67.5% reduction effective January 1, 2001. Under pre-existing law, VLF funds were automatically transferred to cities and counties, so the new legislation provided for the General Fund to make up the reductions. The full 67.5% percent VLF cut was offset by transfers of about $4.2 billion annually from the General Fund. Other miscellaneous business and personal tax cuts and tax credits were of a much smaller overall amount.

The previous Governor attempted to raise the VLF back to its 1998 level because of shortfalls in General Fund money in 2003 to make the “offset” to cities and counties. Subsequently, the newly elected Governor Schwarzenegger reversed this action and committed to retain the VLF cut and the offset to local governments. A subsequent Constitutional Amendment has replaced the offset with a larger share of local property taxes for cities and counties.

During fiscal year 2001-02, as the state and national economies fell into a mild recession and the stock markets dropped significantly, the state experienced an unprecedented drop in revenues compared to the prior year largely due to reduced personal income taxes from stock option and capital gains activity. During the three fiscal years between 2001-02 and 2003-04, the state encountered severe budgetary difficulties because of reduced revenues and failure to make equivalent reductions in expenditures, resulting in successive budget deficits. The budgets for these years included substantial reliance on one-

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time measures, internal borrowing, and external borrowing. The state also faced a cash flow crisis during this period which was relieved by the issuance of Revenue Anticipation Warrants in June 2002 and June 2003 and Economic Recovery Bonds in the spring of 2004.

While the 2004-05 Budget Act (“2004 Budget Act”) was aided by a recovering state economy and increased revenues, balancing of the budget still required a number of one-time actions. These included application of proceeds of the Economic Recovery Bonds sold in the spring of 2004 and of tobacco securitization bonds, and suspension of Proposition 42 transfer of certain sales taxes to transportation purposes. The 2004 Budget Act also used the second year of borrowing from local governments.

In summary, the 2004 Budget Act addressed a projected $13.9 billion budget shortfall through expenditure cuts ($4.0 billion or 28.7 percent), cost avoidance ($4.4 billion or 31.7 percent), fund shifts ($1.6 billion or 11.2 percent), loans or borrowing ($2.1 billion or 15.4 percent), and transfers and other revenue ($1.8 billion or 13.0 percent).

Final estimates relating to the 2004-05 fiscal year, as released in the 2006-07 Governor’s Budget in January, 2006, show that the state experienced substantially more favorable results than were projected at the time the 2004 Budget Act was signed. As a result of revised estimates for years prior to 2004-05, tax amnesty payments and improved economic results which generated major increases in tax revenues, the Administration estimated that total prior year resources, plus revenues and transfers for 2004-05, were about $91.5 billion, more than $9.1 billion higher than originally estimated. Expenditures increased by about $1.1 billion. As a result, the fund balance at June 30, 2005 was estimated at about $9.6 billion, of which $9.1 billion was in the SFEU, compared to the original 2004 Budget Act estimate of $768 million in the SFEU.

Fiscal Year 2005-06 Budget

The initial 2006 Governor’s Budget, released January 10, 2005, projected that revenues for the 2005-06 fiscal year would increase from the prior year by about $5.2 billion, as a result of the improving economy. However, under current programs and laws, the Governor stated that expenditures would increase by $10 billion. To close an estimated $9 billion budget gap, the Governor proposed a number of budget solutions, without tax increases, to be coupled with fundamental reforms which would have to approved by the voters.

In the May Revision to the 2005-06 Governor’s Budget proposal, the Administration estimated that improved revenues from stronger economic conditions had reduced the budget gap to about $4 billion. This permitted the Administration to revise its projected budget solutions.

The 2005 Budget Act was signed by the Governor on July 11, 2005. General Fund revenues and transfers were projected to increase 5.7 percent, from $79.9 billion in fiscal year 2004-05 to $84.5 billion in fiscal year 2005-06. The 2005 Budget Act contained General Fund appropriations of $90.0 billion, compared to $81.7 billion in 2004-05. The difference between revenues and expenditures in fiscal year 2005-06 was funded by using a part of the $9.6 billion fund balance at June 30, 2005. The June 30, 2006 reserve was projected to be $1.302 billion. About $900 million of this reserve was set aside for payment in fiscal year 2006-07 of tax refunds and other adjustments related to the tax amnesty program implemented in early 2005.

The 2005 Budget Act also included Special Fund expenditures of $23.3 billion and Bond Fund expenditures of $4.0 billion. The state issued $3.0 billion of Revenue Anticipation Notes (RANs) to meet the its short-term cash flow needs for fiscal year 2005-06.

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The 2005 Budget Act was substantially similar to the Governor’s May Revision proposals. It contained the following major components:

1.	Proposition 98—General Fund expenditures increased by $2.582 billion, or 7.6 percent, to $36.6 billion. The Budget Act fully funded enrollment growth and a 4.23 percent cost of living increase. Per pupil spending under Proposition 98 was projected to be $7,402, compared to $7,023 in the previous year. The Budget reflected savings of $3.8 billion resulting from the waiver of the minimum funding guarantee in 2004-05, which will be restored to the Proposition 98 budget in future years as General Fund revenue growth exceeds personal income growth.

2.	Higher Education—The 2005 Budget Act provided for total Higher Education funding of $17.8 billion from all revenue sources, including $10.2 billion General Fund. General Fund support for both the UC and CSU was increased by $134 million (about 5 percent) compared to 2004-05. The Budget Act assumed fee increases for undergraduate and graduate students.

3.	Health and Human Services—The 2005 Budget Act increased General Fund expenditures by $2.1 billion, or 8.5 percent, to $27.1 billion for Health and Human Services programs. The Budget reflected the suspension of the July 2005 and July 2006 CalWORKs grant cost-of-living-adjustments (COLAs), yielding General Fund savings of $136 million in 2005-06 and $139 million in 2006-07. The Budget further assumed the January 2006 and January 2007 COLAs for SSI/SSP recipients will be suspended for estimated General Fund savings of $132 million in 2005-06, $407.5 million in 2006-07, and $281 million in 2007-08. The Budget also included federal fiscal relief of $223 million due to progress in implementing a single, statewide automated child support system.

4.	Vehicle License Fee Gap Loan Repayment—The 2005 Budget Act fully repaid the $1.2 billion that local governments lost between July and October of 2003, when the Vehicle License Fee offset program was temporarily suspended. The state was not required to repay the gap loan until August of 2006. This payment was made in August, 2005.

5.	Transportation Funding—The Proposition 42 provision for sales taxes on gasoline to be used for transportation projects was fully funded at an estimated $1.3 billion. (The original budget proposal called for the suspension of this transfer to boost General Fund revenues.) The Budget Act includes a proposal, originally included in the 2004-05 budget, to provide about $1 billion for transportation programs from the sale of future receipts of gaming revenues from new compacts with several Indian tribes. The sale, and a related bond issue, are waiting for resolution of litigation concerning these compacts.

6.	Financial Instruments—The Governor’s original plan to sell $1.7 billion of additional deficit financing bonds was deleted from the budget following higher revenue estimates in the May Revision of the Governor’s Budget. The 2005 Budget Act assumed the state’s issuance of pension obligation bonds to fund approximately $525 million of the state’s 2005-06 retirement obligation to the California Public Employees’ Retirement System. However, because of an adverse trial court decision in a lawsuit challenging the validity of these bonds, and the time which would be required for an appeal, these bonds will not be issued before June 30, 2006, and other funds will be required make the pension fund payment. The Budget further reflected the receipt of $525 million in August, 2005 from the refinancing of tobacco securitization bonds. The original 2005-06 Governor’s Budget had included a proposal to issue $464 million of judgment bonds to finance the settlement of lawsuits arising from flood damage in earlier years, but subsequent developments led to the removal of this proposal from the budget. The State settled three related lawsuits through stipulated judgments. The largest settlement, in the amount of $428 million, provides for the State to make annual payments of $42.8 million per year, plus interest, for ten years; the payments are subject to annual appropriation by the Legislature. The first year’s

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payment, as well as $36 million to fully discharge the other two stipulated judgments, is included in the 2005 Budget Act.

7.	Taxes — The Budget Act contains no new taxes.

As of the release of the May Revision of the Governor’s 2006-07 Budget, on May 12, 2006, the Administration revealed that substantially higher revenues were projected than at the time of enactment of the 2005 Budget Act. Expenditures were also projected to rise, in part to provide required funds under Proposition 98, and to fund a special appropriation of $500 million for levee repairs and other flood control improvements. With the additional revenues, added to recalculation of prior year revenues higher than originally estimated, the Administration estimated, as of the enactment of the fiscal year 2006-07 Budget Act on June 30, 2006, that the General Fund would end the fiscal year at June 30, 2006 with a fund balance of $9.0 billion, compared to the initial projection when the 2005 Budget Act was passed of $1.3 billion.

Fiscal Year 2006-07 Budget

The 2006-07 Governor’s Budget, released on January 10, 2006, estimated that the operating deficit for 2006-07 would be $6.3 billion. About $1.6 billion of this gap, however, is based on prepayments and scheduled payments from the General Fund to other funds and sources, which were used to balance earlier budgets, leaving what the Administration termed as an “effective operating deficit” of about $4.7 billion.

The final 2006-07 Budget Act (the “2006 Budget Act”) was signed by the Governor on June 30, 2006, along with a series of companion implementing bills. The final 2006 Budget Act enacted a spending plan of about $127.9 billion, of which $101.3 billion will be from the General Fund, an increase of 9.2 percent over the prior year. The Governor vetoed spending of about $112 million ($62 million General Fund). General Fund revenues and transfers are projected to be about $94.4 billion, a 1.7 percent increase. The difference will be made up by applying a portion of the $9.0 billion reserve at June 30, 2006. While the “operating shortfall” between revenues and expenditures is $6.9 billion, the Administration states that $2.1 billion will go into reserves, and another $2.8 billion will be used to repay and prepay prior budgetary loans, leaving a much smaller “effective operating deficit.” The 2006 Budget Act also included Special Fund expenditures of $26.6 billion and Bond Fund expenditures of $3.6 billion. The State issued $1.5 billion of revenue anticipation notes to fund its cash management program for 2006-07, the lowest borrowing since 2000.

The final 2006 Budget Act closely resembled the plan presented by the Governor in the 2006 May Revision. Its principal components included the following:

1.	Debt Repayment — A total of $2.8 billion ($2.6 billion from the General Fund) will be used to prepay previous obligations and borrowings which were used to fund deficits in prior fiscal years. The largest component is a prepayment of $1.4 billion owed to State transportation funds for previous diversion of sales tax revenues on gasoline, which was otherwise scheduled to be made in the 2007-08 fiscal year. $472 million will be used to prepay Economic Recovery Bonds; $347 million will repay and prepay other loans from special funds; almost $550 million will be used to repay and prepay obligations owed to local governments and schools, and $32 million will be used to prepay general obligation bonds coming due in the next two fiscal years.

2.	Proposition 98—General Fund expenditures for K-12 schools are budgeted at $41.3 billion, an increase of almost $3 billion over 2005-06. This amount is about $600 million higher than the minimum Proposition 98 guaranty. Per-pupil Proposition 98 spending for K-12 schools is estimated at

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$8,288, compared to $7,045 for 2004-05. Total Proposition 98 expenditures for K-12 schools (which includes local property taxes) total $49.1 billion, or 10.0 percent above final 2005-06 figures. These amounts include an agreement to fund an additional $2.5 billion for K-12 to settle litigation alleging the State underpaid schools in earlier years. Part of this amount is included in the current year and the balance will be paid over several succeeding years. The Administration proposes to obtain some of the funds for this settlement by refinancing outstanding tobacco settlement bonds. Some of the additional funds in the current year are dedicated to block grants for arts, music and physical education.

3.	Higher Education—The 2006 Budget Act provides increased funding for all three higher education segments, including moneys to offset any fee increases at the University of California and California State Universities, and to reduce fees at Community Colleges. Funding increases over 2005-06 derived from the General Fund are, respectively, 8.4% for UC, 7.4% for CSU and 7.6% for Community Colleges, a total of almost $900 million.

4.	Health and Human Services—The 2006 Budget Act funds $19.5 billion from the General Fund to be spent on Health programs (a 10% increase from 2005-06) and $9.8 billion for Human Services programs (a 6% increase). This funding will cover caseload increases, new funding for response to any avian flu pandemic, new funding to meet higher work participation requirements included in the new federal law extending the TANF (welfare) program, which was enacted this year, and a variety of other programs. Prior law which deferred a January 1, 2007 cost of living increase for certain social services programs was repealed, at an increased cost of $42 million.

5.	Transportation Funding—The 2006 Budget Act includes $1.4 billion to fully fund Proposition 42 in 2006-07 and provides $1.4 billion for advance payment of the 2004-05 Proposition 42 loan due in 2007-08 (including interest). (Proposition 42 dedicates the sales tax on gasoline to transportation purposes, but allows suspension when budgetary needs arise, which was done for several years, giving rise to a repayment obligation.) A portion of these funds will be available for local transportation projects. The Administration continues to plan to obtain about $1 billion in funds for transportation programs from sale of the right to receive revenues from Indian gaming compacts, but this will depend on successful resolution of litigation still pending.

6.	Reserves and Budget Stabilization Account—The 2006 Budget Act contains the first implementation of Proposition 58, the “Balanced Budget Amendment.” Under this law, a total of $944 million will be transferred to the Budget Stabilization Account (BSA). Half of this amount, or $472 million, will remain in the BSA as a reserve. The other half will be further transferred for the purpose of early retirement of Economic Recovery Bonds. In addition, the 2006 Budget Act includes a transfer of $1.6 billion to the Special Fund for Economic Uncertainties, thus providing total budget reserves of $2.1 billion at the end of the fiscal year.

Although the 2006-07 fiscal year budget is balanced, it will leave the State with an ongoing structural deficit in fiscal years 2007-08 and 2008-09, estimated in the range of $4.5-5 billion by the State Legislative Analyst’s Office. Some of this deficit can be addressed using part of any available reserves at the end of the 2006-07 fiscal year.

Updated estimates contained in the 2007-08 Governor’s Budget released on January 10, 2007 show the General Fund condition has improved since the enactment of the 2006 Budget Act. Revision of revenues and expenditures for the 2005-06 fiscal year and earlier periods resulted in a net increase of resources of $1.3 billion. Revenue estimates for 2006-07 were increased by $512 million due primarily to

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higher major tax revenues. Expenditures for 2006-07 were increased by a net $876 million, primarily for spending required by Proposition 98. As a result, the Administration projected the June 30, 2007 fund balance would be about $2.9 billion, an increase of more than $800 million from the original 2006 Budget Act.

Proposed 2007-08 Fiscal Year Budget

The 2007-08 Governor’s Budget proposed a balanced budget based on General Fund revenues and transfers of $101.3 billion, an increase of about 7% from the prior year, with expenditures of $103.1 billion, a 1% increase from the prior year. Prior year reserves make up the difference. The proposal projects a reserve balance at June 30, 2008 of $2.1 billion, including $1.5 billion in the Budget Stabilization Account.

In order the close an operating deficit of about $2.4 billion, the Governor has made a number of fiscal proposals, including shifting of certain education costs for school busing and costs of debt service on transportation-related bonds from the General Fund to excess sales tax revenues on gasoline, which would otherwise have been devoted to public transportation programs; reductions in certain health and welfare grants; application of funds from new tribal gaming compacts and other proposals, all of which will have to negotiated with the Legislature. The 2007-08 Governor’s Budget proposes full funding for K-12 schools under Proposition 98 and increased funding for higher education.

The Governor’s Budget proposal also includes Special Fund expenditures of $27.7 billion and Bond Fund expenditures of $12.6 billion, reflecting the start of implementation of the bond package approved by the voters in November 2006. (See next section below.)

Strategic Growth Plan

In January 2006, the Governor proposed a comprehensive Strategic Growth Plan, which was to be the first installment of a 20-year investment in the state’s infrastructure in the following five areas: transportation and air quality, education, flood control and water supply, public safety, and court and other public service infrastructure. Specifically, the plan laid out more than $222 billion in infrastructure investments over the first ten years, of which $68 billion would be financed with General Obligation (GO) Bonds, and the remainder would come from a mixture of existing and new funding sources.

In May 2006, the Legislature adopted a package of bills providing part of the infrastructure financing plan requested by the Governor. The main components of this package included four proposed bond measures on the November, 2006 ballot, containing the following elements: (i) $19.9 billion for transportation, air quality, port security and related projects; (ii) $10.4 billion for K-12 school construction and rehabilitation and higher education facilities; (iii) $4.1 billion for levee repair, flood control and related projects, and (iv) $2.9 billion for various housing programs. In addition, there was a constitutional amendment on the ballot to limit future diversions of sales taxes on gasoline from transportation purposes (Proposition 42). All five of these measures were approved by the voters at the November 7, 2006 election, at which time the Governor was also re-elected to a second term in office.

In the 2007-08 Governor’s Budget, the Governor proposed a continuation of the Strategic Growth Plan to address needs which were not included in the 2006 bond package. The Governor’s proposal includes $43.3 billion of additional bond funding, comprised of $29.4 billion of GO bonds (to be placed before the voters in 2008 and 2010), $11.9 billion of lease revenue bonds supported by the General Fund (not requiring voter approval) and $2.0 billion of revenue bonds which would be repaid from sources other than the General Fund. The new components of the Strategic Growth Plan would be applied to state

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and local correctional facilities, K-12 educational facilities, higher education facilities, water supply and management, state judiciary facilities and other public service infrastructure needs. The new bond sources, if approved, together with already-approved bonds and other funds which can be leveraged, including public-private partnerships, would provide over $200 billion of total spending.

Cash Flow Requirements

The State typically funds its day-to-day operating requirements of the General Fund from revenue receipts, interfund borrowing from special funds, and external borrowing in the form of revenue anticipation notes (“RANs”), which fund annual cash flow requirements and are repaid within the same fiscal year, and revenue anticipation warrants (“RAWs”) which are issued only when it is necessary to bridge a budgetary deficit over the end of a fiscal year. The State’s ongoing revenue shortfalls and budget deficits incurred in the years between 2001 and 2004, along with certain unique factors associated with the State’s energy crisis in 2001, placed severe pressure on the State’s cash resources, and required an unprecedented amount of short-term cash flow borrowing.

The State sold a record $12.5 billion of RANs in October 2002, due in June 2003, to cover its cash flow needs. By mid-winter 2003 it became evident that the State would have a cash shortfall by the end of June 2003, when the $12.5 billion RANs came due. Accordingly, the State issued $11 billion of RAWs, also a record, on June 18, 2003 to pay the RANs and other obligations coming due in June 2003, and to cover cash flow requirements through late August. To sell these RAWs, the State was required to obtain credit support from a group of financial institutions. The State issued $3 billion of RANs in October 2003 to fund the remainder of its cash management needs for the 2003-04 fiscal year. For the first time, the entire State RAN issue was supported by external bank credit.

All of the RAWs and RANs due in June 2004 were paid, from a combination of available revenues and proceeds from the sale of deficit financing bonds approved by the voters in March 2004 (“economic recovery bonds”), supported by a special 1/4 cent statewide sales tax. The State’s improving revenue and cash position (aided significantly by the infusion of $11.25 billion in proceeds from economic recovery bonds) has allowed the State to reduce its annual RAN borrowings as part of its normal cash management program. The State’s RANs totaled $6 billion in 2004-05, $3 billion in 2005-06 and $1.5 billion in 2006-07. The State has about $3.75 billion of economic recovery bond authorization remaining which can assist in cash management. If it is unable to bring its ongoing structural budget deficit into balance, it may again face cash flow problems in the future and may have to rely on access to public capital markets to maintain adequate cash flow to pay its obligations.

Bond Ratings

The ratings on California’s long-term general obligation bonds were as high as “AA” from Standard & Poor’s, “Aa2” from Moody’s and “AA” from Fitch in 2000. Starting in December 2002, as the State’s budget and cash condition worsened, all three rating agencies reduced the ratings of California’s general obligation bonds to the “BBB” level. With improved economic conditions and fiscal results, and issuance of economic recovery bonds to reduce cash flow risks, the State’s ratings have been raised and as of January 1, 2007, were Standard & Poor’s “A+,” Fitch “A+” and Moody’s “A1.” The economic recovery bonds bear higher ratings, in the “AA-” range, because of the additional pledge of a dedicated stream of sales tax revenues.

There can be no assurance that current ratings will be maintained in the future. It should be noted that the creditworthiness of obligations issued by local California issuers may be unrelated to creditworthiness of obligations issued by the State of California, and that there is no obligation on the part of the State to make payment on such local obligations in the event of default.

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Legal Proceedings

The State is involved in certain legal proceedings (described in the State’s recent financial statements) that, if decided against the State, may require the State to make significant future expenditures or may substantially impair revenues. If the State eventually loses any of these cases, the final remedies may not have to be implemented in one year.

Obligations of Other Issuers

Other Issuers of California Debt Obligations. There are a number of State agencies, instrumentalities and political subdivisions of the State that issue Municipal Obligations, some of which may be conduit revenue obligations payable from payments from private borrowers. These entities are subject to various economic risks and uncertainties, and the credit quality of the securities issued by them may vary considerably from the credit quality of obligations backed by the full faith and credit of the State.

State Assistance. Property tax revenues received by local governments declined more than 50% following passage of Proposition 13. Subsequently, the California Legislature enacted measures to provide for the redistribution of the State’s General Fund surplus to local agencies, the reallocation of certain State revenues to local agencies and the assumption of certain governmental functions by the State to assist municipal issuers to raise revenues. Total local assistance from the State’s General Fund was budgeted at approximately 75% of General Fund expenditures in recent years, including the effect of implementing reductions in certain aid programs. To reduce State General Fund support for school districts, the 1992-93 and 1993-94 Budget Acts caused local governments to transfer $3.9 billion of property tax revenues to school districts, representing loss of the post-Proposition 13 “bailout” aid. Local governments have in return received greater revenues and greater flexibility to operate health and welfare programs. The enactment of Proposition 1A in November 2004 will substantially change the ability of the State to use local government taxing sources to aid the State budget. See “Recent Financial Results—State-local Fiscal Relations” above.

In 1997, a new program provided for the State to substantially take over funding for local trial courts (saving cities and counties some $400 million annually). In recent years, the State has provided over $350 million to support local law enforcement costs.

To the extent the State should be constrained by its Article XIIIB appropriations limit, or its obligation to conform to Proposition 98, or other fiscal considerations, the absolute level, or the rate of growth, of State assistance to local governments may continue to be reduced. Any such reductions in State aid could compound the serious fiscal constraints already experienced by many local governments, particularly counties. The recent economic slowdown in the State, with its corresponding reduction in State and local revenues, will put additional pressure on local government finances in the coming years.

Counties and cities may face further budgetary pressures as a result of changes in welfare and public assistance programs, which were enacted in August, 1997 in order to comply with the federal welfare reform law. Generally, counties play a large role in the new system, and are given substantial flexibility to develop and administer programs to bring aid recipients into the workforce. Counties are also given financial incentives if either at the county or statewide level, the “Welfare-to-Work” programs exceed minimum targets; counties are also subject to financial penalties for failure to meet such targets. Counties remain responsible to provide “general assistance” for able-bodied indigents who are ineligible for other welfare programs.

Local governments are facing substantial increases in future pension liabilities and health care costs for retirees, and increases in current contribution rates, as a result of (a) generous new retirements benefits granted to employees during recent economic boom times, and (b) reduced earnings resulting

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from the stock market declines during the 2000-2003 period.

Assessment Bonds. California Debt Obligations which are assessment bonds may be adversely affected by a general decline in real estate values or a slowdown in real estate sales activity. In many cases, such bonds are secured by land which is undeveloped at the time of issuance but anticipated to be developed within a few years after issuance. In the event of such reduction or slowdown, such development may not occur or may be delayed, thereby increasing the risk of a default on the bonds. Because the special assessments or taxes securing these bonds are not the personal liability of the owners of the property assessed, the lien on the property is the only security for the bonds. Moreover, in most cases the issuer of these bonds is not required to make payments on the bonds in the event of delinquency in the payment of assessments or taxes, except from amounts, if any, in a reserve fund established for the bonds.

California Long Term Lease Obligations. Based on a series of court decisions, certain long-term lease obligations, though typically payable from the general fund of the State or a municipality, are not considered “indebtedness” requiring voter approval. Such leases, however, are subject to “abatement” in the event the facility being leased is unavailable for beneficial use and occupancy by the municipality during the term of the lease. Abatement is not a default, and there may be no remedies available to the holders of the certificates evidencing the lease obligation in the event abatement occurs. The most common cases of abatement are failure to complete construction of the facility before the end of the period during which lease payments have been capitalized and uninsured casualty losses to the facility (e.g., due to earthquake). In the event abatement occurs with respect to a lease obligation, lease payments may be interrupted (if all available insurance proceeds and reserves are exhausted) and the certificates may not be paid when due. Although litigation is brought from time to time which challenges the constitutionality of such lease arrangements, the California Supreme Court issued a ruling in August, 1998 which reconfirmed the legality of these financing methods.

Other Considerations

The repayment of industrial development securities or single family mortgage revenue bonds secured by real property may be affected by California laws limiting foreclosure rights of creditors. Under California law, mortgage loans secured by single family homes can be prepaid at any time without penalty, except in the first five years of the loan, and subject to limits on the size of the penalty. Such prepayments may affect the ability of the issuer of single family mortgage bonds to repay the bonds. Securities backed by health care and hospital revenues may be affected by changes in State regulations governing cost reimbursements to health care providers under Medi-Cal (the State’s Medicaid program), including risks related to the policy of awarding exclusive contracts to certain hospitals.

Limitations on ad valorem property taxes may particularly affect “tax allocation” bonds issued by California redevelopment agencies. Such bonds are secured solely by the increase in assessed valuation of a redevelopment project area after the start of redevelopment activity. In the event that assessed values in the redevelopment project decline (e.g., because of a major natural disaster such as an earthquake), the tax increment revenue may be insufficient to make principal and interest payments on these bonds. Both Moody’s and S&P suspended ratings on California tax allocation bonds after the enactment of Articles XIIIA and XIIIB, and only resumed such ratings on a selective basis.

Proposition 87, approved by California voters in 1988, requires that all revenues produced by a tax rate increase go directly to the taxing entity which increased such tax rate to repay that entity’s general obligation indebtedness. As a result, redevelopment agencies (which, typically, are the issuers of tax allocation securities) no longer receive an increase in tax increment when taxes on property in the project area are increased to repay voter-approved bonded indebtedness.

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The effect of these various constitutional and statutory changes upon the ability of California municipal securities issuers to pay interest and principal on their obligations remains unclear. Furthermore, other measures affecting the taxing or spending authority of California or its political subdivisions may be approved or enacted in the future. Legislation has been or may be introduced which would modify existing taxes or other revenue-raising measures or which either would further limit or, alternatively, would increase the abilities of state and local governments to impose new taxes or increase existing taxes. It is not possible, at present, to predict the extent to which any such legislation will be enacted. Nor is it possible, at present, to determine the impact of any such legislation on securities held in the California Municipal Fund, future allocations of state revenues to local governments or the abilities of state or local governments to pay the interest on, or repay the principal of, such securities.

Substantially all of California is within an active geologic region subject to major seismic activity. Northern California in 1989 and Southern California in 1994 experienced major earthquakes causing billions of dollars in damages. The federal government provided more than $13 billion in aid for both earthquakes, and neither event has had any long-term negative economic impact. Any obligation in the California Municipal Fund could be affected by an interruption of revenues because of damaged facilities, or, consequently, income tax deductions for casualty losses or property tax assessment reductions. Compensatory financial assistance could be constrained by the inability of (i) an issuer to have obtained earthquake insurance coverage rates; (ii) an insurer to perform on its contracts of insurance in the event of widespread losses; or (iii) the federal or State government to appropriate sufficient funds within their respective budget limitations.

INFORMATION ABOUT NEW YORK

Following is a brief summary of some of the factors that may affect the financial condition of the State of New York (the “State”) and its political subdivisions, including The City of New York (the “City”). The summary is neither a complete nor a comprehensive description of these factors or an analysis of financial conditions and may not be indicative of the financial condition of issuers of obligations held by the New York Portfolio or any particular projects financed with the proceeds of such obligations. Many factors not included in the summary, such as the national economy, social and environmental policies and conditions, and the national and international markets for products produced in the State of New York could have an adverse impact on the financial condition of the State of New York and its political subdivisions, including issuers of obligations held by the Portfolio. It is not possible to predict whether and to what extent those factors may affect the financial condition of the State of New York and its political subdivisions, including the issuers of obligations held by the Portfolio.

The following summary is based on publicly available information that has not been independently verified by the Company or its legal counsel.

2006-07 BUDGET BACKGROUND AND GENERAL FUND SUMMARY

The State’s current fiscal year began on April 1, 2006 and ends on March 31, 2007. The Legislature adopted a budget for 2006-07 by April 1, 2006, the start of the State’s fiscal year. As in past years, the Legislature enacted the entire debt service bill in mid-March. After reaching general agreement with the Executive in early March that $750 million in additional “consensus” revenues were available to finance legislative additions to the Governor’s Executive Budget, the Senate and Assembly negotiated a budget agreement that culminated with the passage of final budget bills on March 31, 2006.

In mid-April 2006, the Governor completed his review of the 2006-07 budget bills passed by the Legislature, vetoing 207 individual items of appropriation and the entire “revenue” bill (companion legislation that authorized numerous tax law changes). The Governor said the vetoes were done to (1) maintain a properly balanced budget in 2006-07, provide for adequate reserves, and ensure manageable outyear budget gaps and (2) remedy unconstitutional revisions made by the Legislature to the Executive Budget. The Division of the Budget (“DOB”) estimates that the vetoes, had they been sustained in their entirety, would have provided recurring General Fund savings of $2.1 billion, resulting in a balanced budget in 2006-07 without use of the 2005-06 surplus, and budget gaps of $2.4 billion in 2007-08 and $3.0 billion in 2008-09.

The Legislature constitutionally overrode 165 of the Governor’s vetoes, generating estimated General Fund costs of roughly $600 million in 2006-07 growing to over $1.2 billion in 2007-08. The most significant items restored by the Legislature included: additional operating aid increases for public universities, increased spending for the Tuition Assistance Program (TAP), grants in aid to local school districts and other education-related entities subject to allocation by the Legislature, and discretionary “member item” spending for grants and projects initiated by individual legislators.

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In the Annual Information State (“AIS”), dated June 12, 2006, DOB projected General Fund spending, including transfers to other funds, is projected to total $50.8 billion in 2006-07, an increase of $4.3 billion (9.4 percent) over 2005-06 results. State Funds spending, which includes both the General Fund and spending from other funds supported by State revenues, is projected to increase by $7.4 billion (10.6 percent) and total $77.1 billion in 2006-07. All Funds spending, the broadest measure of State spending that includes Federal aid, is projected to total $112.5 billion in 2006-07, an increase of $8.1 billion (7.8 percent).

On February 7, 2007, DOB issued the third quarterly update to the AIS (the “Third Quarter Update”), which contains extracts from the Governor’s Executive Budget Financial Plan for 2007-08 (the “Current State Financial Plan”) which DOB presented to the Legislature on January 31, 2007. The Current State Financial Plan includes updated estimates for the State’s current fiscal year (2006-07) and detailed projections for fiscal years 2007-08 through 2010-11, as modified by the Executive Budget recommendations.

DOB projects the State will end the 2006-07 fiscal year with a $1.5 billion surplus in the General Fund, after making the maximum annual contribution of $81 million to the State’s Tax Stabilization Reserve. As described below, the continued strength in revenues from 2005-06 levels is mainly responsible for the net surplus.

General Fund receipts, including transfers from other funds, are now projected at $51.4 billion, an increase of $279 million from the Mid-Year Update. DOB has revised the estimate for taxes (including transfers in excess of debt service) upward by $524 million based on revenue collections to date and the strength of key economic indicators, both of which have exceeded expectations. After correcting for the impact of the law changes, tax receipts increased by 11.9 percent in 2006-07. This is the third consecutive year of double-digit growth in the revenue base. However, a number of policy changes already enacted and delays in the receipts of one-time revenues reduced growth in receipts to 9 percent for the fiscal year.

General Fund disbursements, including transfers to other funds, are expected to total $51.1 billion in 2006-07, $172 million below the Mid-Year Update. The revision reflects lower spending across all agencies and programs based on experience to date, with the most substantive revisions in higher education and education programs.

CURRENT-YEAR (2006-07) REVISIONS

The following provides a summary of the substantive revisions to the current-year General Fund forecast during the 2006-07 fiscal year.

2006-07 General Fund Quarterly Financial Plan Revisons From Enacted Budget (millions of dollars)

	First Quarter	Mid-Year	Executive	Total
Projected Surplus	0	0	1,011	0

Revenue Revisions	(855)	720	279	144
(Costs)/Savings	(141)	122	172	153

Reimbursement to NYC for CUNY Costs	428			428
Medicaid	(345)	359		14
Medicare Part D	(120)			(120)
SUNY		(74)	45	(29)
School Aid		(65)	(16)	(81)
Judiciary	14	60	1	75
All Other Changes	(118)	(158)	142	(134)
Use of 2005-06 Surplus	996			996
Use of Debt Reduction Reserve		250		250

Deposit to Tax Stabilization Reserve		(81)	0	(81)

Net Change: Favorable/(Unfavorable)	0	1,011	451	1,462

Projected Surplus	0	1,011	1,462	1,462

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General Fund Revenue Revisions: The increased General Fund receipts of $279 million reflects a combination of $524 million more in tax receipts, offset by a $245 million reduction in miscellaneous receipts. The largest revisions are in business taxes, user taxes and fees, and other taxes. The revisions are based on actual results to date, the continued strength of the economy, and the exceptional performance of the financial services sector, as well as enhanced audit activity, and the enforcement of tax collections on Native American lands. Delayed payments from the New York Power Authority ($175 million) and the sale of office space at 633 Third Avenue in New York City ($75 million) reduced expected miscellaneous receipts.

Base growth, adjusted for law changes, in tax receipts for fiscal year 2006-07 is estimated at 11.9 percent. Growth in the tax receipts base has benefited from several factors including: improvements in overall economic activity; the continued profitability and compensation gains of financial services companies; and the strong commercial real estate market downstate.

Since the Mid-Year Update, General Fund spending projections for the current fiscal year have been reduced by $172 million. The change reflects lower-than-expected local aid payments, operational savings across all agencies, and lower fringe benefit costs.

General Fund Estimated Closing Balance for 2006-07 (millions of dollars)

	Mid-Year Estimate	Change	Executive Estimate
Closing Fund Balance	3,120	451	3,571

Tax Stabilization Reserve Fund	1,025	0	1,025
Contingency Reserve Fund	21	0	21
2005-06 Surplus	787	0	787
2006-07 Surplus (after Rainy Day deposit)	1,011	451	1,462
Community Projects Fund	276	0	276

DOB projects the State will end the 2006-07 fiscal year with a General Fund balance of approximately $3.6 billion. The balance consists of $1.0 billion in the Tax Stabilization Reserve Fund (TSRF), $21 million in the Contingency Reserve Fund, $2.2 billion from accumulated surpluses, and $276 million in the Community Projects Fund that finances discretionary spending commitments by the Legislature.

State Funds and All Funds Changes: All Funds receipts estimates have been revised upward by $154 million for fiscal year 2006-07. Tax receipts growth for fiscal year 2006-07 has significantly exceeded expectations and, as a result, All Funds tax estimates for fiscal year 2006-07 have been increased by $475 million from the Mid-Year Update. The growth in tax receipts is offset by downward revisions in miscellaneous receipts of $300 million due to timing delays and lower than anticipated Federal grants ($21 million).

State Funds spending is now projected to total $77.5 billion in the current year, a decrease of $543 million from the Mid-Year Update. In addition to the $172 million in downward adjustments in the General Fund, State Funds spending has been revised downward to reflect lower EPIC spending related to Medicare Part D savings and overall Medicaid costs ($168 million), lower overall debt service costs mainly due to the timing of bond sales ($59 million), and downward revisions in SUNY operations ($73 million), STAR ($45 million), school aid ($26 million), and other modest program changes.

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All Funds spending in 2006-07 is now projected to total $113.5 billion, a decrease of $512 million from the Mid-Year Update. This is consistent with the State Funds revisions, and reflects modest changes in the estimate of Federal aid for flood relief.

2006-07 CASH OPERATING RESULTS THROUGH DECEMBER 2006

The following table compares actual results for the period from April 2006 through December 31, 2006 to the estimates included in the Mid-Year and July Financial Plans, as well as actual results for the same nine-month period in 2005. Results are compared to the July Plan instead of the Enacted Plan as the former includes major supplemental legislation that completed the 2006-07 Budget.

2006-07 Fiscal Year Actual Year-to-Date Results: April through December, 2006 General Fund Results vs. Projections; Year-to-Year Comparison (millions of dollars)

				Actuals vs. Estimates Favorable/ (Unfavorable)
	July Projection	Mid-Year Projection	Actual Results	July	Mid-Year	Increase/ (Decrease) from Prior Year
Opening Balance (April 1, 2006)	3,257	3,257	3,257	0	0	711
Receipts	34,686	35,231	35,065	379	(166)	2,258

Personal Income Tax	14,990	15,019	14,605	(385)	(414)	850
User Taxes and Fees	6,190	6,168	6,264	74	96	(293)
Business Taxes	3,888	4,260	4,519	631	259	1,043
All Other Taxes, Receipts & Grants	2,465	2,714	2,587	122	(127)	544
Transfers From Other Funds	7,153	7,070	7,090	(63)	20	114

Disbursements	35,253	36,466	35,954	(701)	512	4,182

Local Assistance	21,552	22,602	22,150	(598)	452	2,613
State Operations
Personal Service	5,676	5,621	5,670	6	(49)	756
Non-Personal Service	1,924	1,879	1,805	119	74	85
General State Charges	3,577	3,603	3,621	(44)	(18)	281
Transfers To Other Funds	2,524	2,761	2,708	(184)	53	447

Change in Operations	(567)	(1,235)	(889)	(322)	346	(1,924)
Closing Balance (December 31, 2006)	2,690	2,022	2,368	(322)	346	(1,213)

YEAR-TO-DATE VARIANCE VS. MID-YEAR UPDATE PROJECTIONS (GENERAL FUND)

Through December 2006, General Fund receipts, including transfers from other funds, totaled $35.1 billion, or $166 million lower than the Mid-Year forecast. Estimated tax payments on personal income and miscellaneous receipts came in below expectations by $396 million and $289 million, respectively, but were offset by higher-than-expected collections in the corporate franchise tax ($165 million) and estate and gift taxes ($160 million).

General Fund disbursements, including transfers to other funds, totaled $36 billion, $512 million below the Mid-Year estimate. Actual local assistance spending was $452 million below planned levels through December 2006, with Medicaid and special education coming in below forecast by $195 million and $153 million, respectively. These spending variances are mostly timing-related. Under-spending through December 2006 for a number of other programs, including Children and Families ($44 million), Higher Education Services Corporation (HESC) ($30 million), and All Other Education ($26 million) also appears to be timing-related.

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State Operations spending was $25 million below planned levels. Non-Personal Service disbursements were $74 million lower than projected, with SUNY accounting for the largest variance ($65 million). Personal Service disbursements were $49 million higher than expected and spread among several agencies. Transfers to other funds were $73 million below plan and reflect the timing of disbursements for economic development capital projects ($29 million) and for the Judiciary ($37 million).

The closing balance on December 31, 2006 was $2.4 billion, an increase of $346 million from the Mid-Year Update.

YEAR-TO-DATE ANNUAL CHANGE - 2006-07 VS. 2005-06 (GENERAL FUND)

Through December 2006, total taxes, before the deposits to the debt service funds and the School Tax Relief Fund, increased by nearly $3.0 billion, or 8.5 percent, compared to the same period in 2005-06 and is largely attributable to continued economic improvement in 2005, strong payments on current- and prior- year personal income tax liability, continued strength in the real estate market and large audit recoveries in business taxes.

General Fund spending through December 2006 was $4.2 billion, or 13 percent, higher-than-actual results through the same period for fiscal year 2005-06. The increase in year-to-year spending is primarily concentrated in local assistance ($2.6 billion). Programs with significant growth include Medicaid ($1.1 million) due to program growth and, more importantly, the timing of credits and “offloads” with special revenue funds, School Aid ($944 million) reflecting the annual aid increase, and the City University of New York (CUNY) ($103 million) and welfare ($231 million) due largely to timing of payments. Personal Service increases ($756 million) are driven by the payment of a retroactive arbitration award to corrections officers in 2006-07 ($210 million), contractual salary increases and regular movement through grade levels. The annual increase in transfers ($447 million) includes the $250 million to the Debt Reduction Reserve Fund (DRRF).

2006-07 SURPLUS IS EXPECTED TO BE HIGHER

General Fund Operating Forecast For 2006-07 Has Improved Since Mid-Year Update (millions of dollars)

Mid-Year Surplus Estimate (after Rainy Day deposit)	1,011

Change Since Mid-Year	451
Increased Revenue	279
Decreased Spending	172

Net Executive Budget Surplus Projection	1,462

The net General Fund surplus is projected at $1.5 billion in the current year, $451 million higher than the Mid-Year Update. Strength in tax collections, attributable especially to continued economic growth in the financial services, real estate, and construction sectors, has led DOB to raise its General Fund tax receipts forecast for the current year by over $500 million. This growth is partially offset by a delayed payment of $175 million from the New York Power Authority that is now expected to be received in 2007-08, and other modest revenue revisions. A planned $428 million payment from New York City also remains at risk, but is expected by the end of the current fiscal year.

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Projected General Fund disbursements have been revised downward by $172 million across several programs. In addition, Medicaid spending projections have been reduced by $100 million, with the savings used to finance costs that would otherwise be paid for through Health Care Resources (HCRA). Spending trends for the State’s major programs otherwise remain generally consistent with the Mid Year Update

2007-08 GENERAL FUND EXECUTIVE BUDGET

The Executive Budget for 2007-08 is balanced on a cash basis in the General Fund. The Budget closes a $1.6 billion current-services gap and finances $1.9 billion in new initiatives, the largest of which are for school aid, school property tax relief, and health insurance for children. To close the gap and finance the initiatives, the Budget proposes $2.8 billion in savings actions and the use of $671 million in reserves. The unused portion of the 2006-07 surplus ($1.2 billion) is planned to reduce the projected outyear gaps in three equal amounts. The table below summarizes the multi-year impact of the Executive Budget recommendations.

General Fund Budget-Balancing Plan (millions of dollars)

	2007-08	2008-09	2009-10	2010-11

Executive Budget Current Services (Gaps)	(1,608)	(2,995)	(5,089)	(5,359)

Savings Plan:	2,810	3,383	4,460	4,659

Medicaid/Health/Mental Hygiene	1,299	958	1,924	1,738
All Other Savings	1,062	1,858	1,999	2,384
Revenue Loophole Closures	449	567	537	537

New Initiatives:	(1,873)	(3,097)	(4,271)	(5,961)

Revised Surplus/(Gaps) Before Use of Reserves	(671)	(2,709)	(4,900)	(6,661)

Deposit to new Rainy Day Reserve Fund	(125)	0	0	0
Deposit to Debt Reduction Reserve Fund	(250)	0	0	0
Planned Use of Remaining 05-06 Surplus	787	0	0	0
Planned Use of 06-07 Surplus ($1.5 billion)	259	401	401	401

Executive Budget Surplus/(Gaps)	0	(2,308)	(4,499)	(6,260)

IMPACT OF EXECUTIVE BUDGET RECOMMENDATIONS ON SPENDING

General Fund spending, including transfers to other funds, is projected to total $53.3 billion in 2007-08, an increase of $2.1 billion over the current-year forecast (4.2 percent; 3.8 percent excluding local Medicaid relief and the STAR program). State Funds spending, which includes both the General Fund and spending from other funds supported by State revenues, is projected to increase by $6 billion (7.8 percent; 6.3 percent without local Medicaid relief and STAR) and total $83.6 billion in 2007-08. All Funds spending, the broadest measure of spending, is projected to total $120.6 billion in 2007-08, an increase of $7.1 billion (6.3 percent; 5.2 percent without Medicaid takeover and STAR).

The 2007-08 Financial Plan includes $204 million in spending growth related to the State cap on local Medicaid costs and the takeover of the entire FHP program, and $952 million for the STAR Property Tax Relief program. To provide a comparable basis for calculating annual growth, the

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2007-08 estimates are presented on both an “adjusted” (i.e., excluding the incremental growth in State spending for these local tax relief items) and an unadjusted basis.

Total Disbursements (millions of dollars)

	2006-07 Revised	2007-08 Proposed	Annual $ Change	Annual % Change	Adjusted % Change*
General Fund	51,127	53,262	2,135	4.2%	3.8%
State Funds	77,522	83,557	6,035	7.8%	6.3%
All Funds	113,536	120,633	7,097	6.3%	5.2%

*	Excludes $952 million for the STAR Property Tax Relief program and $204 million for the Medicaid Cap/Family Health Plus Takeover.

PROJECTED 2007-08 YEAR-END BALANCES

DOB projects the State will end the 2007-08 fiscal year with a General Fund balance of $3.0 billion (5.6 percent of spending) if the Legislature enacts the Executive Budget recommendations in their entirety. The balance consists of $1.2 billion in undesignated reserves and $1.8 billion in reserves designated to finance existing or planned commitments. The projected closing balance is $596 million below the level estimated for 2006-07, which primarily reflects the use of the remaining 2005-06 surplus to support 2007-08 operations.

The undesignated reserves include $1.0 billion in the State’s Tax Stabilization Reserve, after a planned deposit of $81 million in 2006-07 that will maintain the balance at the statutory maximum of 2 percent of General Fund spending, and $21 million in the Contingency Reserve Fund for litigation risks. In addition, a first deposit of $125 million is proposed to the new Rainy Day Reserve. The reserve has a maximum balance of 3 percent of General Fund spending and may be used to respond to an economic downturn or catastrophic event.

The designated reserves include $351 million in the Community Projects Fund to finance existing initiatives, $1.2 billion remaining from the 2006-07 surplus that is planned to be used in three equal amounts to lower the projected outyear budget gaps, and $250 million to reduce high-cost debt.

2007-08 FINANCIAL PLAN

REVISIONS FROM THE MID-YEAR UPDATE TO CURRENT SERVICES ESTIMATES

The current services gaps form the starting point for developing the Executive Budget. Since the Mid-Year Update, DOB has revised its current services forecasts for receipts and disbursements for 2007-08 and 2008-09 and calculated an estimate of the 2009-10 and 2010-11 gaps. The revisions reflect stronger projected revenue performance and updates to current services spending estimates based on a review of actual operating results and program trends.

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Revisions to Current Services Gaps Since the Mid-Year Update (Prior to Executive Budget Recommendations)

	GENERAL FUND ($ Millions)
	2007-08	2008-09	2009-10*	2010-11*
Mid-Year Budget Gaps	(2,449)	(4,486)

Exclude Surplus from Calculation**	(1,043)	(255)
Revised Tax Collections	1,445	1,577
All Other Revenue Changes	465	310
Spending Changes	(26)	(141)

Budget Gaps (Before Recommendations)	(1,608)	(2,995)	(5,089)	(5,359)

*	2009-10 and 2010-11 gap estimates are published for the first time in this Financial Plan.
**	The Mid-Year Update assumed the prior-year surplus and a portion of the 2006-07 surplus would be used to low er the 2007-08 and 2008-09 gaps. To more clearly reflect the potential use of these resources, such amounts have been excluded for purposes of calculating the current services gaps prior to Executive Budget recommendations.

DOB has increased its estimate of General Fund revenues for both 2007-08 and 2008-09, based on actual results to date, continued growth in the State economy, and the strength of the financial services sector. Base receipts are now forecast to grow by 6.5 percent in 2007-08. Tax receipts are expected to be higher, accounting for most of the upward revision in estimated growth. The forecast for miscellaneous receipts has also been increased.

DOB believes the strong economy in 2006 will continue to drive large gains in receipts in early fiscal year 2007-08 as personal income taxpayers finalize payments on their 2006 liability. Out-year growth in tax receipts, before the impact of recommended tax actions, is expected to grow at rates consistent with the mature stage of economic expansion (an average of roughly 5.5 percent per year). Enhanced audit activity and the enforcement of tax collections on Native American lands accounts for the remaining growth in collections. Miscellaneous receipts in 2007-08 and beyond have been increased for additional abandoned property receipts ($100 million in 2007-08; $50 million in 2008-09; and $25 million in 2009-10), the timing of receipts that were originally budgeted in 2006-07 but are now expected next year ($250 million), and debt service savings.

DOB has raised its estimate of lottery receipts from traditional lottery games by roughly $100 million annually, but lowered its forecast for VLT receipts due to a delay in the grand opening of the Yonkers gaming facility (roughly $100 million annually in 2007-08 and 2008-09; $54 million in 2009-10 and $73 million in 2010-11). In addition, potential VLT revenues from expanding the number of gaming facilities are no longer counted in the current services forecast since enabling legislation has not been enacted (a cost of $331 million in 2008-09). All lottery aid, net of prizes and administrative costs, pays for a portion of the State’s school aid program, with any shortfall in receipts financed by the General Fund. The net change in total lottery receipts results in higher General Fund spending of $337 million in 2008-09.

Since the Mid-Year Update, DOB has increased the General Fund spending forecast by $26 million in 2007-08 and $141 million in 2008-09. The sources of higher spending include: State subsidies for mental health insurance required by Timothy’s Law (roughly $100 million annually); a court decision barring the State from requiring State employees or retirees to pay a portion of Medicare Part B premiums ($60 million in 2007-08; $31 million thereafter); the timing of education aid payments ($25 million in 2007-08 and $7 million in 2008-09); growth in the higher education budget for salaries and non-personal service expenses (roughly $20 million annually); and school aid owed to districts based on updated enrollment figures from the Department of Education (roughly $30 million annually).

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The growth in spending is offset in part by reductions in several areas. The current-services forecast for Medicaid has been reduced based on price and utilization trends (roughly $450 million annually beginning in 2008-09, but offset in 2009-10 by $300 million in costs for an extra weekly payment associated with a 53rd Medicaid cycle). Estimated public assistance and child welfare spending has been lowered based on caseload and claiming trends ($8 million growing to $44 million). Finally, the Judiciary submitted a budget request that was lower than planned (saving $73 million in 2007-08; $94 million annually thereafter).

RECOMMENDED INITIATIVES

The Executive Budget proposes new initiatives totaling $1.9 billion in 2007-08, growing to $6 billion in 2010-11. Three initiatives, for school aid, school tax relief, and health care, account for 90 percent of the total. The Executive Budget recommends a $7 billion increase for school aid by 2010-11 (on a school year basis), which is roughly a $3.3 billion increase above previous financial plan estimates; an expanded $6 billion school property tax relief program over the next three years, or $2.5 billion above current-law requirements; and $100 million to expand enrollment in the CHP program, simplify eligibility for other public health insurance programs, and fund other health initiatives. In addition, the Budget recommends a deposit of $250 million into a reserve to lower State debt and another $125 million into the new Rainy Day Reserve Fund, established in law in 2007, that may be used to respond to an economic downturn or catastrophic event.

RECOMMENDED SAVINGS

The Executive Budget proposes a set of health care, local aid, and operational reforms that will provide over $2.8 billion in savings in 2007-08. The value of the savings proposed this year grows to $4.7 billion by 2010-11.

General Fund Savings Plan (millions of dollars)

	2007-08	2008-09	2009-10	2010-11
Savings Plan:	2,810	3,383	4,460	4,659

Medicaid/Health/Mental Hygiene	1,299	958	1,924	1,738
All Other Savings	1,062	1,858	1,999	2,384
Revenue Loophole Closures	449	567	537	537

HEALTH CARE

The 2007-08 savings plan includes the first step in a multi-year plan to reform the State’s health care system. Recommended savings total over $1.4 billion in the aggregate, including roughly $150 million in savings that will accrue to the Health Care Resources (HCRA) Fund. The plan freezes reimbursement rates paid to most providers as part of a plan to develop a new reimbursement system that better aligns the interests of health care providers, patients, and public and private payers by more accurately reflecting the actual cost to providers of providing various services; strengthens statewide anti-fraud activities; improves cost controls on prescription drugs; and enhances management of high-cost beneficiaries. The table below itemizes the savings from these initiatives.

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Medicaid/HCRA/Health/Mental Hygiene Savings Plan (millions of dollars)

	2007-08	2008-09	2009-10	2010-11
Freeze 2007 Rates Pending Overhaul of Methodologies	350	389	389	389
Redirect Subsidies to High-Need Medicaid Hospitals	73	99	120	120
Pharmaceutical Savings	240	301	303	303
Enhance Management of High-Cost Beneficiaries	5	43	49	56
Strengthen Anti-Fraud Capabilities	104	109	109	109
Other General Fund Medicaid Savings	221	105	372	378
Other HCRA Savings	219	544	543	593
Public Health	39	33	38	38
Mental Hygiene	195	111	111	112

Total Medicaid/HCRA/Health/Mental Hygiene Savings	1,446	1,734	2,034	2,098

HCRA Savings in Other State Funds	(147)	(776)	(796)	(846)
Proposed Changes in General Fund Support for HCRA	0	0	686	486

Net General Fund Savings	1,299	958	1,924	1,738

Specific savings proposals include:

•	Freeze Rates/Redirect Subsidies: Eliminating automatic inflationary rate increases for hospitals and nursing homes, freezing managed care premium payments, and revising subsidy payments to redirect funding to high-need facilities.
•	Pharmaceutical Savings: Reducing reimbursement rates for pharmacies; increasing enrollment in the Medicare Part D program; strengthening the rules governing the Preferred Drug program; and expanding its applicability to the Elderly Pharmaceutical Insurance Coverage (EPIC).
•	Enhanced Management of High-Cost Beneficiaries: Implementing a series of new demonstration projects to help provide seamless, cost-effective care to high-cost beneficiaries.
•	Anti-Fraud: Staffing increases, greater use of technology, and stepped-up audit procedures will be put into place.

Other savings include maximizing Federal aid; continuation of the 0.35 percent assessment on hospital revenues beyond March 31, 2007 and the reimbursable 6 percent assessment on nursing home revenues beyond March 31, 2009; a $75 increase in the covered lives assessment paid by insurance carriers; and additional health care conversion proceeds. In addition, General Fund subsidy payments to HCRA in 2009-10 and 2010-11, including discretionary repayment of a loan, have been eliminated, pursuant to proposed statutory changes.

OTHER SAVINGS

Outside of health care, other recommended savings include eliminating State aid subsidies to high-wealth communities, instituting strict controls on spending by State agencies, enhancing competition in the State’s debt management, and maximizing Federal aid.

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All Other Savings Plan (millions of dollars)

	2007-08	2008-09	2009-10	2010-11
Local Government Aid	306	267	217	167
Economic Development	209	96	96	96
Social Services/Labor	165	139	150	139
Public Safety/Homeland Security	109	113	111	112
Education/Arts	54	64	64	64
Environment/Energy	50	40	40	40
Transportation	43	176	145	185
Debt Service	40	43	45	47
Higher Education	35	60	63	65
STAR Rebate	0	675	675	675
VLT Expansion	0	150	357	766
All Other	51	35	36	28

Total General Fund Savings	1,062	1,858	1,999	2,384

The key Executive Budget recommendations include the following proposals:

Local Government Aid: Restructure local government aid to significantly increase aid to distressed municipalities and eliminate Aid and Incentives for Municipalities (AIM) funding to New York City and other high-wealth municipalities.

Economic Development/Regulation: Generate savings from increasing New York City’s tax processing assessment, shifting the Department of State’s business licensing to the General Fund, and reducing certain economic development initiatives. It also includes a routine sweep of excess funds from the State of New York Mortgage Agency (SONYMA).

Social Services/Labor: Increase the amount of the Temporary Assistance for Needy Families (TANF) public assistance offset through proposed reductions in the TANF funded commitment to several operational programs and several 2006-07 initiatives. In addition, a one-time transfer of $16 million will be made from Department of Labor interest assessment account funds to the General Fund, and the rates charged to local governments for youth in the Office of Children and Family Services (OCFS) facilities will be adjusted to reflect actual costs and to reconcile prior-year billings.

Public Safety/Homeland Security: Improve the parole violation process; propose less costly implementation of enhanced work zone safety; implement a new security assessment on nuclear power plant operators; and continue State Operations efficiencies to generate savings. In addition, savings are generated by using non-General Fund resources to fund State Police public safety communications projects and certain Department of Criminal Justice Services (DCJS) programs.

Education/Arts: Includes funding for Education accountability and efficiency initiatives for school districts, as well as increases for public libraries and public broadcasting.

Environment/Energy: Reductions result from a shift of personal service costs for Agriculture and Markets programs from the General Fund to other financing sources. Non-personal service reductions in most departments generate additional savings.

Transportation: Includes allocating additional Transmission Tax revenue for upstate transit systems, lease-purchasing transit buses rather than using pay-as-you-go funding, and lower General Fund transfers to the Dedicated Bridge and Highway Trust Fund.

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Debt Service: Savings are expected from a proposed increase to the swaps and variable rate caps from 15 percent to 20 percent, increased refunding opportunities based on proposed enhancements, and increasing the use of competitive processes.

Higher Education: Tuition Assistance Program (TAP) reforms are proposed to promote the wise investment of taxpayer funds. Specifically, use of the Ability to Benefit Test will be discontinued as a measure of determining academic eligibility for TAP beginning in the 2007-08 academic year. This will conform New York’s eligibility standards to those of other major states.

STAR Rebate: The existing STAR Plus Rebate program is replaced by the new $6 billion middle class property tax relief program.

VLT Expansion: Savings from proposed legislation to authorize the expansion of a number of VLT facilities is expected to generate additional revenue that will be used to support school aid funding.

All Other Savings: Includes changing the interest rate charged on judgments against the State to prevailing market rates, not a pre-defined, above-market rate of 9 percent ($5 million), and State Operations savings, primarily in non-personal service costs (part of a Statewide total of $85 million in non-personal service savings).

REVENUE LOOPHOLE CLOSURES

State tax law currently contains a number of loopholes that enable certain taxpayers to shelter income as a result of unintended consequences of existing law. The Executive Budget proposes the elimination of a number of such loopholes, the most significant of which include:

•	Restructure the fees imposed on Limited Liability Companies (LLC) from a per member fee to one that is based on income, to more clearly reflect an LLC’s level of New York activity while generating the same amount of revenue as the LLC fees that are in effect through tax year 2006.
•	Continue to deter the use of tax shelters by making permanent the authorization for the Department of Taxation and Finance to require the reporting and disclosure of Federal and New York reportable and listed transactions.
•	Conform to the practices of 17 other states that require corporations which conduct substantial inter-corporate transactions with one another, to file a combined, rather than separate, corporate franchise tax return.
•	Close a loophole and conform to Federal rules by eliminating the deduction for certain subsidiary dividends received by a parent company from a real estate investment trust (REIT) or regulated investment company (RIC), to ensure that the shareholders of the REIT or RIC pay tax on the income earned by the REIT or RIC.

2007-08 FINANCIAL PLAN

INTRODUCTION

This section describes the State’s Financial Plan projections for receipts and disbursements based on the 2007-08 Executive Budget recommendations. The receipts forecast describes estimates for the State’s principal taxes, miscellaneous receipts, and transfers from other funds. The spending

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projections summarize the annual growth in current services spending and the impact of Executive Budget recommendations on each of the State’s major areas of spending (e.g., Medicaid, school aid, mental hygiene).

The 2007-08 Financial Plan projections are presented on an All Funds basis, which encompasses activity in the General Fund, other State-supported Funds, and Federal Funds, thus providing the most comprehensive view of the financial operations of the State.

2007-08 RECEIPTS FORECAST

Total Receipts (millions of dollars)

	2006-07 Revised	2007-08 Proposed	Annual Change	Percent Change
General Fund	51,441	52,666	1,225	2.4%
State Funds	76,868	80,917	4,049	5.3%
All Funds	113,031	118,316	5,285	4.7%

All Funds receipts are projected to total $118.3 billion, an increase of $5.3 billion over 2006-07 projections. The total comprises tax receipts ($61.0 billion), Federal grants ($37.3 billion) and miscellaneous receipts ($20.0 billion). The following table summarizes the receipts projections for 2006-07 and 2007-08.

Receipt Projections — After Recommended Savings Major Sources of Annual Change (millions of dollars)

	General Fund	State Funds	All Funds
2006-07 Revised Estimate	51,441	76,868	113,031

Personal Income Tax	635	1,840	1,840
User Taxes & Fees	425	552	552
Business Taxes	306	327	327
Other Taxes	(139)	(67)	(67)
Miscellaneous Receipts	186	1,518	1,506
Federal Grants	(121)	(121)	1,127
All Other Changes	(67)	0	0

2007-08 Executive Budget Estimate	52,666	80,917	118,316
Dollar Change	1,225	4,049	5,285
Percent Change	2.4%	5.3%	4.7%

*	Includes tax receipts transfered from other funds.

RECEIPTS OVERVIEW

•	Total All Funds receipts are expected to reach $118.3 billion, an increase of $5.3 billion, or 4.7 percent from 2006-07 results. All Funds tax receipts are projected to grow by nearly $2.7 billion. The majority of this increase is attributable to the expectation of continued economic expansion offset by the net impact of past and proposed tax actions that serve to reduce receipts in 2007-08 on a net basis by $450 million. All Funds Federal grants are expected to increase by more than $1.1 billion, or 3.1 percent. All Funds Miscellaneous receipts are projected to increase by approximately $1.5 billion, or 8.1 percent.

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•	After controlling for the impact of policy changes, base tax revenue growth is estimated to be 6.5 percent for fiscal year 2007-08.
•	Total State Funds receipts are projected at $80.9 billion, an increase of $4.0 billion, or 5.3 percent from 2006-07 estimated receipts.
•	Total General Fund receipts are projected at $52.7 billion, an increase of $1.2 billion, or 2.4 percent from 2006-07 estimates. General Fund tax receipt growth is projected to remain nearly level with 2006-07 results and General Fund miscellaneous receipts are projected to increase by $186 million. The lack of growth in General Fund tax receipts largely reflects proposals with the 2007-08 Executive Budget, including increasing STAR benefits and earmarking additional funds to debt service funds. Federal grants decline due to the loss of one-time Federal reimbursement for emergency costs related to delays in implementation of the Federal Medicare Part D program.

Overall, receipts growth in the three fiscal years following 2007-08 is expected to remain moderately strong consistent with projected continued growth in the U.S. and New York economies. In addition, the proposals contained with the 2007-08 Executive Budget would eliminate unintended tax loopholes and supplement Department of Taxation and Finance efforts to find non-compliant taxpayers; both actions would continue to enhance receipt growth through 2010-11.

•	Total All Funds receipts in 2008-09 are projected to reach $124.4 billion, an increase of $6.1 billion, or 5.2 percent from 2007-08 estimates. All Funds receipts in 2009-10 are expected to increase by nearly $4.9 billion (3.9 percent) over the prior-year. In 2010-11, receipts are expect to increase by more than $5.3 billion over 2009-10.
•	Total State Funds receipts are projected to be nearly $85.3 billion in 2008-09, more than $88.4 billion in 2009-10 and nearly $92.0 billion in 2010-11.
•	Total General Fund receipts are projected to reach $54.5 billion in 2008-09, nearly $57.2 billion in 2009-10 and almost $59.8 billion in 2010-11.
•	All Funds tax receipts are expected to increase by 5.6 percent in 2008-09, 5.5 percent in 2009-10 and 4.7 percent in 2010-11. Again, the growth pattern is consistent with an economic forecast of continued but modest economic growth.

Governmental Funds Actual and Base Tax Receipts Growth (percent growth)

State Fiscal Year	Actual Receipts	Base Receipts	Personal Income Growth
2006-07	8.7	11.9	5.4
2007-08	4.5	6.5	5.0
2008-09	5.6	5.7	5.0
2009-10	5.5	5.6	5.2
2010-11	4.7	4.8	5.1

	Actual Change	Base Change	Inflation Adjusted Base Change	Personal Income Growth
Historical Average (87-88 to 05-06)	4.4	4.0	0.9	4.8

Forecast Average (07-08 to 10-11)	5.1	5.6	3.0	5.1
Recessions	1.6	(0.6)	(3.3)	2.9
Expansions	4.5	5.3	2.1	5.8

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Base Growth

Base growth, adjusted for law changes, in tax receipts for fiscal year 2006-07 is estimated at 11.9 percent. Growth in the tax receipts base has benefited from several factors including:

•	improvements in overall economic activity, especially in New York City and surrounding counties;
•	continued profitability and compensation gains of financial services companies;
•	continued growth in downstate commercial real estate market; and
•	continued positive impact of high-income taxpayers on personal income tax growth.

Strong economic growth, especially concentrated in Downstate New York over the past several years, has driven large gains in receipts. It is expected that the rapid expansion in base revenue will slow modestly in 2007-08 and beyond, reflecting a slowing national economy, a continued cooling of the housing market and more modest gains in the equity markets. Actual receipts are expected to grow more slowly than the underlying base in 2007-08, reflecting the impact of proposed and already enacted tax reductions. As the above table indicates, non-adjusted receipts growth closely matches expected growth in personal income over the forecast period.

Personal Income Tax

All Funds income tax receipts for 2007-08 are projected to increase $1.8 billion over the prior-year to total $36.3 billion. Gross receipts are projected to increase 6.6 percent and reflect projected withholding growth of 6.2 percent ($1.7 billion), while the growth in estimated taxes for tax year 2007 liabilities is expected to reach 9.2 percent ($700 million). Payments from extensions and final returns for tax year 2006 are projected to each increase by less than 4.0 percent, or by $95 million and $74 million, respectively. Receipts from delinquencies are projected to increase $85 million over the prior-year. Net receipts, which include refunds on tax year 2006 payments and liabilities, are projected to grow 5.3 percent and reflect growth in refunds of $784 million or 14.2 percent. The robust growth over the prior-year in refunds is mainly attributable to the impact of the child credit implemented in 2006, offset by a slight reduction in the State/City offset from the prior-year ($24 million).

General Fund income tax receipts for 2007-08 of $22.3 billion are projected to decline by $570 million or 2.5 percent from the prior-year. The decline is attributable to increases in the deposits to the STAR Fund of roughly 24 percent to nearly $5.0 billion. This increase supports the new Middle Class STAR program proposed with the Budget. In addition, deposits to the Revenue Bond Tax Fund (RBTF) of almost $9.1 billion reflect Executive Budget legislation that would provide that deposits to the RBTF be calculated before the deposit of income tax receipts to the STAR Fund. Although this would have the impact of decreasing General Fund PIT more than $1.0 billion (25 percent of STAR), deposits in excess of debt service requirements are transferred back to the General Fund.

User Taxes and Fees

All Funds user taxes and fees receipts for 2007-08 are projected to be nearly $14.3 billion, an increase of $552 million or 4.0 percent from 2006-07. General Fund user taxes and fees receipts are projected to total $8.6 billion in 2007-08, an increase of $328 million or 3.9 percent from 2006-07. This increase largely reflects the projected growth in the sales tax base (4.1 percent) along with the

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enforcement of Tax Law provisions governing the taxation of various products sold by Native Americans.

Business Taxes

All Funds business tax receipts for 2007-08 of nearly $8.5 billion are projected to increase by $327 million or 4.0 percent over the prior-year. The projections reflect $455 million of Executive Budget initiatives that would make the reporting of abusive tax shelters permanent, address loopholes in the Tax Law that allow taxpayers to shelter income in unintended ways, conform certain State provisions to Federal law and to standard practices in other states, and increase the low income housing credit. Non-audit business tax receipts before these Executive Budget initiatives are projected to increase 6.2 percent. The overall increase reflects a moderation in the growth of non-audit corporate franchise tax receipts to roughly 10 percent; growth in corporation and utilities taxes of 4.1 percent that is attributable to modest growth in receipts from utilities, and a 7.2 percent increase in the petroleum business tax. Non-audit receipts from the insurance and bank taxes are projected to remain roughly flat, reflecting current year liabilities, the volatility of the bank tax and projected industry trends. Audit receipts related to All Funds business taxes are projected to decline by approximately 35 percent or roughly $535 million from the historical levels estimated for 2006-07. The largest projected declines in audit receipts are reflected in the corporation franchise and bank taxes.

General Fund business tax receipts for 2007-08 of $6.3 billion are projected to increase $306 million, or 5.1 percent over the prior-year. Business tax receipts deposited to the General Fund reflect the All Funds trends and the Executive Budget initiatives discussed above.

Other Taxes

All Funds other tax receipts in 2007-08 are projected to be nearly $2.0 billion, down $67 million or 3.3 percent from 2006-07, reflecting modest retrenchment in real estate transfer tax receipts as well as a return to a normal estate tax collection pace. General Fund receipts for 2007-08 are projected to total nearly $1.1 billion or a $17 million decline with estate tax collections expected to fall off its peak as the number of large estates closing in the year returns to a more normal level.

Miscellaneous Receipts

All Funds miscellaneous receipts include moneys received from HCRA financing sources, SUNY tuition and patient income, lottery receipts for education, assessments on regulated industries, and a variety of fees and licenses. All Funds miscellaneous receipts are projected to total $20.0 billion in 2007-08, an increase of more than $1.5 billion from the current year.

In addition to the General Fund increase described above, other funds miscellaneous receipts are projected to increase by approximately $1.3 billion comprised of $1 billion in capital projects receipts and $300 million in Special Revenue Funds receipts. The capital projects receipts increase was primarily driven by growth in the EXCEL and AMD programs ($700 million and $100 million, respectively) as well as increases in other bonded projects. The Special Revenue Funds increase is primarily driven by growth in lottery revenues, including from VLTs ($429 million), SUNY revenue ($173 million) and HCRA surcharge revenues ($213 million). This growth is partially offset by a decline in proceeds from health care conversions, which the State uses to finance Medicaid and public health programs ($500 million).

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General Fund miscellaneous receipts collections in 2007-08 are projected to reach approximately $2.9 billion, up $183 million from 2006-07 results, reflecting license and fee collections and local government revenue and disbursement program increases, partially offset by decreases in receipts from investment income.

Federal Grants

Federal grants help pay for State spending on Medicaid ($19.6 billion), mental hygiene ($3.0 billion), school aid ($2.8 billion), welfare ($2.6 billion), transportation ($1.6 billion), other public health ($1.6 billion), and other activities ($6.1 billion). Annual changes to Federal grants generally correspond to changes in federally-reimbursed spending. Accordingly, DOB typically plans that Federal reimbursement will be received in the State fiscal year in which spending occurs, but timing sometimes varies.

All Funds Federal grants are projected to total $37.3 billion in 2006-07, an increase of $1.1 million from the current year. Federal aid is expected to increase for Medicaid ($406 million), public health ($355 million), mental hygiene ($130 million), world trade enter transportation related projects ($107 million), modernization of voting machines ($104 million), and homeland security ($101 million). Offsetting this growth is a projected decline in General Fund federal grants of $121 million due to the loss of a one-time reimbursement from the Medicare Part D program. In most cases, the grant levels reflect projected changes in State spending levels and a corresponding change in estimated Federal reimbursement, not changes in aid levels for New York authorized by Congress.

2007-08 DISBURSEMENTS FORECAST

In 2007-08, General Fund spending, including transfers to other funds, is projected to total $53.3 billion. State Funds spending, which includes both the General Fund and spending from other funds supported by assessments, tuition, HCRA resources and other non-Federal revenues, is projected to total $83.6 billion in 2007-08. All Funds spending, the broadest measure which includes Federal aid, is projected to total $120.6 billion in 2007-08. The Financial Plan projections assume that the 2007-08 Executive Budget is enacted in its entirety. The adjusted annual percentage change for spending excludes the growth in State costs related to capping local Medicaid costs, taking over the entire cost of the FHP Program, and providing additional property tax relief under STAR, all of which provide local tax and mandate relief.

The major sources of annual spending change between 2006-07 and 2007-08 (after Executive Budget recommendations) are summarized in the following table.

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Executive Budget Spending Projections — After Executive Budget Recommendations Major Sources of Annual Change (millions of dollars)

	General Fund	Other State Funds	State Funds	Federal Funds	All Funds
2006-07 Revised Estimate	51,127	26,395	77,522	36,014	113,536

Major Functions
Public Health:
Medicaid	194	(130)	64	304	368
Medicaid Cap/FHP Takeover	204	0	204	0	204
Public Health	118	68	186	338	524
K-12 Education:
School Aid/Excel	1,303	792	2,095	33	2,128
All Other Education Aid	(44)	20	(24)	20	(4)
STAR	0	952	952	0	952
Higher Education	230	424	654	21	675
Social Services:
Temporary and Disability Assistance	119	(3)	116	25	141
Children and Family Services	183	3	186	0	186
Mental Hygiene	265	57	322	122	444
Transportation	42	829	871	52	923
General State Charges	221	33	254	7	261
Debt Service	(11)	151	140	0	140
All Other Changes
Economic Development	55	981	1,036	2	1,038
Elections	2	3	5	104	109
World Trade Center	0	0	0	107	107
Judiciary	39	47	86	(1)	85
Homeland Security	(14)	(5)	(19)	101	82
Local Government Aid	(264)	0	(264)	0	(264)
Correctional Services	(93)	30	(63)	(24)	(87)
Criminal Justice Services	(22)	32	10	(95)	(85)
Capital/Other Transfers	(442)	442	0	0	0
Capital GAAP Adjustments	0	(992)	(992)	0	(992)
All Other	50	166	216	(54)	162

2007-08 Executive Budget Estimate	53,262	30,295	83,557	37,076	120,633
Annual Dollar Change	2,135	3,900	6,035	1,062	7,097
Annual Percent Change	4.2%	14.8%	7.8%	2.9%	6.3%
Adjusted Annual Change excluding MACap/Takeover/STAR
Dollar Change	1,931	2,948	4,879	1,062	5,941
Percent Change	3.8%	11.2%	6.3%	2.9%	5.2%

Grants to Local Governments — Grants to Local Governments includes payments to local (“local assistance”) governments, school districts, healthcare providers, and other local entities, as well as certain financial assistance to, or on behalf of, individuals, families, and nonprofit organizations. Local Assistance comprises 71 percent of All Funds spending.

In 2007-08, All Funds spending for local assistance is expected to total $85.5 billion an increase of $4.3 billion (5.3 percent) over the current year. Spending is comprised of State aid to medical assistance providers and public health programs ($37.1 billion), State aid to school districts, universities and for tuition assistance programs ($31.2 billion), Temporary and Disability Assistance ($4.6 billion), mental hygiene programs ($3.4 billion), transportation ($3.3 billion), children and family services ($2.7 billion), and local government assistance ($913 million). Other local assistance programs include criminal justice, economic development, housing, parks and recreation, and environmental quality

State Operations — State Operations spending is for personal service (PS) and non-personal service (NPS) costs. Personal service costs, which accounts for approximately two-thirds of State Operations spending, includes salaries of State employees of the Executive Branch, Legislature, and Judiciary, as well as overtime payments and costs for temporary employees. Non-personal service costs, which account for the remaining one-third of State Operations, represent the operating costs of State agencies, including real estate rental, utilities, contractual payments (e.g. consultants, information technology and professional business services), supplies and materials, equipment, telephone service and employee travel.

All Funds State Operations spending is projected at $18.6 billion in 2007-08, comprised of PS ($12.0 billion) and NPS ($6.6 billion), which finances the costs of Executive Branch agencies ($16.6 billion) and the Legislature and Judiciary ($2.0 billion). The largest executive branch agencies include SUNY ($4.8 billion; 39,834 full-time employees), Correctional Services ($2.4 billion; 31,514 full-time employees), Mental Hygiene ($2.9 billion; 40,560 full-time employees), Public Health, including OMIG ($820 million; 6,676 full-time employees), and State Police ($620 million; 5,927 full-time employees).

All Funds State Operations spending increase of $785 million (4.4 percent) is primarily driven by projected increases in SUNY ($418 million), the Insurance Department ($109 million), Statewide Wireless Network ($58 million), OMH ($57 million), Public Health ($55 million), OMRDD ($48 million), and the Judiciary ($45 million), partially offset by a projected decline in DOCS ($116 million).

Approximately 93 percent of the State workforce is unionized. The projections for 2007-08 and 2008-09 do not include any reserve for labor settlements once the current round of contracts expire on April 1, 2007, and assume that any future collective bargaining increases will be financed with productivity improvements.

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General State Charges (GSCs) — General State Charges account for the costs of fringe benefits provided to State employees and retirees of the Executive, Legislative and Judicial branches, tax payments to municipalities related to public lands, and certain litigation against the State. Fringe benefit payments, many of which are mandated by statute or collective bargaining agreements, include employer contributions for pensions, social security, health insurance, workers’ compensation and unemployment insurance. Other costs include State taxes paid to local governments for certain State-owned lands, and payments related to lawsuits against the State and its public officers. All Funds spending on General State Charges is expected to total $5.4 billion in 2007-08, and is comprised of health insurance spending for employees ($1.6 billion) and retirees ($1.0 billion), pensions ($1.2 billion) and social security ($873 million).

Premiums for the State health plan are projected to increase by 9.9 percent in 2007-08, or by a total of $144 million for active employees and $93 million for retirees. Projected contributions to the New York State and Local Retirement Systems for fiscal year 2007-08 are based on estimated pension contribution rates provided by the State Comptroller. Baseline projections from the Comptroller show an employer pension contribution rate of 9.5 percent of payroll in 2007-08 compared to 10.2 percent in 2006-07, resulting in a decrease of three percent. The 2007-08 annual State pension cost is projected to be $1.2 billion.

ECONOMIC OUTLOOK

National Economy — The U.S. economy rebounded in the first quarter of 2006 with growth of 4.8 percent, following anemic growth of only 1.7 percent in the fourth quarter of last year. Much of the weakness in the fourth quarter was due to timing factors and, thus, a strong first quarter performance was expected. However, the 3.3 percent average growth rate over the two quarters represents a slowdown from the 4.1 percent average over the prior two and one-half years. With interest rates rising and the housing market exhibiting signs of cooling, the national economy is expected to significantly decelerate over the course of the year and into 2007. This outlook is consistent with the consensus economic forecasting process conducted by the Executive and the Legislature in advance of the enactment of the State’s 2006-07 Budget. Despite the slowdown, several factors — including: continued improvement in business spending and hiring, substantial outlays for post-hurricane reconstruction, and continued growth abroad — are expected to lead to growth at roughly the long-term trend rate over most of the forecast horizon.

Since the release of the 2006-07 Executive Budget with 30-day amendments in February 2006, revisions to third and fourth quarter data indicate that the national economy entered the year with slightly more momentum than originally thought. Both income and output were modestly stronger than preliminary data indicated. Therefore, DOB has slightly increased projected growth in real U.S. GDP for 2006 to 3.4 percent, following growth of 3.5 percent for 2005.

New York State Economy — The State’s recovery is securely in the middle of its third year. The State’s financial and housing sectors have been strongly supported by low interest rates and rising home prices, while the professional and business services sector has benefited from robust growth in U.S. corporate profits. In addition, New York City’s tourism boom appears to be continuing. However, the most recent data continues to indicate that the State’s economic momentum may have peaked in 2005, with growth expected to slow going forward. State private sector employment growth is projected to slow to 0.9 percent in 2006, consistent with the consensus economic forecasting process conducted by the Executive and the Legislature in advance of the enactment of the State’s 2006-07 Budget.

The most recent establishment-level data, which permits a more detailed analysis of the State’s labor market dynamics, continues to support a positive outlook for State employment growth. The State’s gross rate of job creation comfortably exceeds the gross rate of job destruction. Nevertheless, the recent upturn in the job destruction index may be yet another indicator of the slowing of State economic growth. As mentioned above, recent Federal Reserve policy appears aimed at engineering a soft landing for the U.S. economy as was successfully accomplished in 1994-95. However, as the events of that period demonstrated, because of the State’s position as a financial market capital, the New York economy tends to be more sensitive to monetary policy actions than the economies of other states. Employment growth at both the State and national levels responded negatively to the seven consecutive interest rate hikes implemented by the Federal Reserve between January 1994 and January 1995. Thus the soft landing projected for the nation could turn into a significant slowdown for New York.

2007-08 FINANCIAL PLAN RESERVES AND RISKS

Reserves — In January 2007, the State created a new State Rainy Day Reserve in law that has an authorized balance of 3 percent of General Fund spending. The new Rainy Day Reserve may be used to respond to an economic downturn or catastrophic event. The Executive Budget for 2007-08 proposes the first deposit of $125 million. When combined with the existing Tax Stabilization Reserve, which has a balance of two percent and can be used only to cover unforeseen year-end deficits, the State’s rainy day reserve authorization now totals 5 percent.

The State projects that General Fund reserves will total $3.0 billion at the end of 2007-08 (5.6 percent of General Fund Spending) with $1.2 billion in undesignated reserves available to deal with unforeseen contingencies and $1.8 billion designated for subsequent use.

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The $1.2 billion of undesignated reserves includes a balance of $1 billion in the Tax Stabilization Reserve, which is at its statutory maximum balance of 2 percent, $125 million in the new Rainy Day Reserve, and $21 million in the Contingency Reserve Fund for litigation risks.

The Executive Budget reserves another $1.8 billion designated for future use, including $1.2 billion remaining from the projected 2006-07 surplus (the Financial Plan projects that the reserve will be used in equal installments in each of the out-years). In addition, $250 million is set aside for debt reduction and $351 million is reserved in the Community Projects Fund to finance existing initiatives.

Aside from the amounts noted above, the 2007-08 Financial Plan does not set aside specific reserves to cover potential costs that could materialize as a result of Federal disallowances or other Federal actions that could adversely affect the State’s projections of receipts and disbursements.

Risks — Many complex political, social, and economic forces influence the State’s economy and finances. Such forces may affect the State Financial Plan unpredictably from fiscal year to fiscal year. For example, the Financial Plan is necessarily based on forecasts of national and State economic activity. Economic forecasts have frequently failed to accurately predict the timing and magnitude of specific and cyclical changes to the national and State economies. The Financial Plan also relies on estimates and assumptions concerning Federal aid, law changes, and audit activity.

RISKS TO THE U.S. FORECAST

Although DOB believes that the Federal Reserve has successfully managed a soft landing and that the U.S. economy will avoid a near-term recession, there is considerable risk to the forecast. As always, the forecast is contingent upon the absence of severe shocks to the economy. Unpredictable events such as a major terrorist attack remain the biggest risk to continued economic expansion. Such a shock could impair economic growth in many ways, such as causing a plunge in consumer confidence, the stock market, investment spending by firms, or impairing the transportation of goods and services, or causing a large spike in oil prices. A severe and extended downturn could easily materialize from such shocks.

A more severe downturn in the housing market than anticipated could derail the national economy from its predicted path. The additional weakness emanating from the housing and manufacturing sectors could result in lower job and income growth than expected, which in turn would produce lower growth in household spending than implied by the forecast. A more abrupt increase in energy prices than projected could reduce the ability of consumers and businesses to spend on non-energy related items. Such cutbacks could make firms behave even more cautiously and reduce business capital spending. Persistently high energy prices also raise the possibility that inflationary expectations could ratchet higher, causing the Federal Reserve Board to revert back to a tightening of monetary policy. Higher interest rates would, in turn, further exacerbate the slowdown and raise the likelihood of a recession.

A sharp reduction in the inflow of foreign funds could produce new inflationary pressures by weakening the U.S. dollar, which might also cause the Federal Reserve to resume tightening. Such a development might also produce an imbalance in the market for U.S. Treasury securities, causing long-term rates to rise further than expected in order to fund the Federal budget deficit. Higher Federal spending on the Iraq war than anticipated could have a similar effect. Higher interest rates

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could, in turn, induce households to increase the personal saving rate, resulting in even further cutbacks in consumer spending. This risk would only be exacerbated by lower than expected equity or housing prices, particularly if the anticipated easing of home prices happens suddenly rather than gradually, as expected. Again, lower consumption growth could weaken expected future corporate profits and, in turn, lower employment and investment growth.

On the other hand, lower than expected inflation, perhaps as a result of an even greater drop in the price of oil or more modest growth in unit labor costs, possibly due to slower growth in wages or stronger productivity growth, could induce the Federal Reserve to reduce its short-term interest rate target, resulting in stronger consumption and investment growth than projected. A more rapid increase in export growth due to either a weakened dollar or faster global growth could generate a somewhat stronger increase in total output than expected. Moreover, stronger employment growth could result in higher real wages, supporting faster growth in consumer spending than currently anticipated.

RISKS TO THE NEW YORK FORECAST

In addition to the risks described above for the national forecast, there are risks specific to New York. The chief risk remains another attack targeted at New York City that could once again plunge the State economy into a recession, resulting in substantially lower income and employment growth than is reflected in the current forecast. Higher energy prices and the potential for greater pass-through to core inflation, combined with a tightening labor market, raise the probability that the Federal Reserve could tighten one more time. Such an outcome could negatively affect the financial markets, which would also disproportionately affect the New York State economy. In addition, the State’s real estate market could decline more than anticipated, which would negatively affect household consumption and taxable capital gains realizations. These effects could ripple though the economy, affecting both employment and wages.

In contrast, should the national and world economies grow faster than expected, a stronger upturn in stock prices, along with even stronger activity in mergers and acquisitions and other Wall Street activities is possible, resulting in higher wage and bonuses growth than projected. It is important to recall that the financial markets, which are so pivotal to the direction of the downstate economy, are notoriously difficult to forecast.

LITIGATION

The State is a defendant in a number of legal proceedings in which potential monetary claims against the State are deemed to be material, generally in excess of $100 million. These proceedings could adversely affect the State’s finances in the 2006-07 fiscal year or thereafter. Currently, there is no material litigation involving the State’s constitutional or statutory authority to contract indebtedness, issue its obligations, or pay such indebtedness when due, or affects the State’s power or ability, as a matter of law, to impose or collect significant amounts of taxes and revenues. The State is party to other claims and litigation, which either its legal counsel has advised that it is not probable that the State will suffer adverse court decisions or the State has determined do not meet the materiality threshold noted above.

Litigation includes ongoing claims by several Indian Nations alleging wrongful possession of lands by the State and several counties, as well as claims involving the Medicaid reimbursement methodology for nursing homes.

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LABOR CONTRACTS

Existing labor contracts with all of the State’s major employee unions expire at the end of 2006-07 (United University Professionals will expire on July 1, 2007). The Financial Plan does not set aside any reserves for future collective bargaining agreements in 2007-08 or beyond. Each future one percent salary increase would cost roughly $86 million annually in the General Fund and $134 million in All Funds.

SCHOOL SUPPORTIVE HEALTH SERVICES AUDITS

The Office of the Inspector General (OIG) of the United States Department of Health and Human Services is conducting six audits of aspects of New York State’s School Supportive Health Services program with regard to Medicaid reimbursement. The audits cover $1.4 billion in claims submitted between 1990 and 2001. To date, OIG has issued four final audit reports, which cover claims submitted by upstate and New York City school districts for speech pathology and transportation services. The final audits recommend that the Centers for Medicare and Medicaid Services (CMS) disallow $173 million of the $362 million in claims for upstate speech pathology services, $17 million of $72 million for upstate transportation services, $436 million of the $551 million in claims submitted for New York City speech pathology services, and $96 million of the $123 million for New York City transportation services. New York State disagrees with the audit findings on several grounds and has requested that they be withdrawn. If the recommended disallowances are not withdrawn, the State expects to appeal.

While CMS has not taken any action with regard to the disallowances recommended by OIG, CMS is deferring 25 percent of New York City claims and 9.7 percent of claims submitted by the rest of the State, pending completion of the audits. Since the State has continued to reimburse school districts for certain costs, these Federal deferrals are projected to drive additional spending of roughly $50 million annually, which has been reflected in the State’s Financial Plan.

PROPOSED FEDERAL RULE ON MEDICAID FUNDING

On January 18, 2007, the Centers for Medicare and Medicaid Services (CMS) issued a proposed rule that, if implemented, would significantly curtail Federal Medicaid funding to public hospitals (including New York City’s Health and Hospital Corporation - HHC) and institutions and programs operated by both the State Office of Mental Retardation and Developmental Disabilities and the State Office of Mental Health.

The rule seeks to restrict State access to Federal Medicaid resources. The provision replacing prospective reimbursement with cost-based methodologies would have the most significant impact on New York’s health care system.

The proposed rule could go into effect as soon as September 2007. It is estimated the rule could result in the loss of $350 million annually in Federal funds for HHC and potentially larger losses in aid for the State Mental Hygiene System.

The states affected by the regulations are expected to challenge their adoption on the basis that CMS is overstepping its authority and ignoring the intent of Congress. In recent years, the Congress has rejected similar proposals in the President’s budget.

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2005-06 FISCAL YEAR RESULTS

The State reports its financial results on two bases of accounting: the cash basis, showing receipts and disbursements; and the modified accrual basis, prescribed by Generally Accepted Accounting Principles (“GAAP”), showing revenues and expenditures.

Cash-Basis Results. DOB reported a 2005-06 General Fund surplus of $2.0 billion. Total receipts, including transfers from other funds, were $47.2 billion. Disbursements, including transfers to other funds, totaled $46.5 billion.

The General Fund ended the 2005-06 fiscal year with a balance of $3.3 billion, which included dedicated balances of $944 million in the TSRF (the State’s “rainy day fund”) (after a $72 million deposit at the close of 2005-06), the Contingency Reserve Fund ($21 million), and the Community Projects Fund ($251 million). The closing balance also included $2.0 billion in a spending stabilization reserve.

General Fund receipts, including transfers from other funds and the impact of the tax refund reserve transaction, totaled $47.2 billion in 2005-06, an increase of $3.3 billion from 2004-05 results. Tax receipts increased by $3.8 billion and transfers increased by $743 million, while miscellaneous receipts decreased by $197 million. The decline in miscellaneous receipts was primarily attributable to the loss of various one-time receipts including the securitization of tobacco proceeds.

General Fund spending, including transfers to other funds, totaled $46.5 billion in 2005-06, an increase of $2.9 billion from 2004-05. The main sources of annual growth were Medicaid, school aid, and fringe benefits.

GAAP-Basis Results. In addition to the cash-basis Financial Plans, the General Fund and All Funds Financial Plans are prepared on a basis of GAAP in accordance with Governmental Accounting Standards Board (GASB) regulations. The GAAP projections are based on the accounting principles applied by the State Comptroller in the financial statements issued for 2005-06.

The GAAP basis results for 2005-06 showed the State in a net positive overall asset condition of $49.1 billion. The net positive asset condition is before the State reflects the impact of GASB 45 “Accounting and Financial Reporting by Employers for Post-employment Benefits Other than Pensions.” GASB 45 requires State and local governments to reflect the value of post-employment benefits, predominantly health care, for current employees and retirees beginning with the financial statements for the 2007-08 fiscal year.

The State has hired an independent actuarial consulting firm to complete the analysis of retiree health care liabilities. A preliminary analysis has been completed by the firm and is currently under review by the State. Assuming there is no pre-funding of this liability, the preliminary analysis indicates that the present value of the actuarial accrued total liability for benefits to date would be roughly $47 billion under several actuarial methods and $54 billion under one method. This is based on a 4.1 percent annual discount rate. Any determination to pre-fund this liability via a trust fund or comparable structure would result in a higher discount rate, with a corresponding reduction in the estimated actuarial accrued liabilities to roughly $27 billion under several actuarial methods (assuming an 8 percent discount rate).

The State’s total unfunded liability will be disclosed in the 2007-08 basic financial statements. While the total liability is substantial, GASB rules indicate the liability may be amortized over a 30 year period; therefore, only the annual amortized value above the current pay-as-you-go costs would be reported as a liability in the financial statements. Assuming no pre-funding, the 2007-08

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liability would total roughly $3.7 billion under several actuarial methods in total based on a level percent of salary (under one method it would be $6.1 billion in total), or $2.7 billion above the current pay-as-you-go costs. Assuming pre-funding, the 2007-08 liability would total roughly $2.4 billion under several actuarial methods in total (under one method it would be $3.9 billion in total), or $1.4 billion above the current pay-as-you-go costs. GASB does not require the additional costs to be funded on the State’s budgetary basis, and no funding is assumed for this purpose in the Financial Plan. On a budgetary (cash) basis, the State continues to finance these costs, along with all other employee health care expenses, on a pay-as-you-go basis.

FIVE YEAR CAPITAL PROGRAM AND FINANCING PLAN

Section 22-c of the State Finance Law requires the Governor to submit the five year Capital Program and Financing Plan with the Executive Budget and to update the Plan by the later of July 30 or 90 days after the enactment of the State Budget. The 2006-07 through 2011-12 Capital Program and Financing Plan (the “Capital Plan”) was released on January 31, 2007.

Capital Projects Spending Projections (millions of dollars)

	2006-07 Revised	2007-08 Proposed	Annual Change	Percent Change
General Fund	216	255	39	18.1%
Other State Support	3,974	5,367	1,393	35.1%
State Funds	4,190	5,622	1,432	34.2%
Federal Funds	1,795	1,974	179	10.0%
All Funds	5,985	7,596	1,611	26.9%

All Funds capital spending is projected at $6.0 billion in 2006-07 and $7.6 billion in 2007-08. In fiscal year 2007-08, transportation spending, primarily for improvements and maintenance to the State’s highways and bridges, continues to account for the largest share (50 percent) of this total. The balance of projected spending will support capital investments in the areas of economic development and government oversight (15 percent), education (10 percent), mental hygiene and public protection (8 percent), parks and the environment (8 percent), and health and social welfare, general government and other areas (9 percent).

Capital Projects Sources of Annual Spending Increase/(Decrease) (millions of dollars)

	General Fund	Other State Funds	Federal Funds	All Funds
Current Services:	12	1,235	86	1,333

Economic Development	0	696	0	696
Transportation	0	341	(41)	300
All Other Reestimates	12	198	127	337

Recommended Savings:	10	0	0	10

All Agencies	10	0	0	10

New Initiatives:	17	158	93	268

Economic Development	17	94	0	111
Higher Education/Education	0	58	0	58
All Other Additions	0	6	93	99

Annual Change	39	1,393	179	1,611

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CURRENT SERVICES

Spending for this category increases by $1.3 billion and primarily reflects reestimates across all programs. The largest component is $696 million across all economic development programs. Transportation programs spending increases by $300 million, while the remaining approximately $337 million of the increase reflects reestimates for all other capital programs.

RECOMMENDED SAVINGS

Approximately $10 million has been identified as savings, primarily for efficiencies by the Office of General Services.

NEW INITIATIVES

Recommended additions of approximately $269 million reflect new initiatives in economic development programs ($111 million), including $16.5 million for stem cell research and innovation. Also included is $40 million for the State University, $11 million for the City University, and $7 million for a second segment of funding for public libraries. The balance of the additional spending is spread among the areas of transportation, mental hygiene, and public protection.

STATE-SUPPORTED DEBT

As of March 31, 2006, the total amount of outstanding general obligation debt was $3.5 billion and the total amount of outstanding State-supported debt was approximately $41.2 billon. As set forth in the Capital Plan, Total State-supported debt levels are projected to increase from about $48.8 billion in 2006-07 to $58 billion in 2010-11. Total State-supported debt service costs are projected to increase from approximately $4.2 billion in 2006-07 to approximately $5.9 billion in 2010-11.

Legislation enacted in 2001 provided for the issuance of State PIT Revenue Bonds by the Urban Development Corporation (UDC), HFA, the New York State Thruway Authority (Thruway Authority), DASNY, and the New York State Environmental Facilities Corporation (EFC) (collectively, the “Authorized Issuers”).

The legislation provided that 25 percent of State PIT receipts (excluding refunds owed to taxpayers and deposits to the STAR Fund) be deposited to the Revenue Bond Tax Fund (RBTF) for purposes of making debt service payments on these bonds, with excess amounts returned to the General Fund. In the event that (i) the State Legislature fails to appropriate amounts required to make all debt service payments on the State PIT Revenue Bonds or (ii) having been appropriated and set aside pursuant to a certificate of the Director of the Budget, financing agreement payments have not been made when due on the State PIT Revenue Bonds, the legislation requires that PIT receipts continue to be deposited to the RBTF until amounts on deposit in the Fund equal the greater of (i) 25 percent of annual PIT receipts or (ii) $6 billion.

The first State PIT Revenue Bonds were issued on May 9, 2002, and since that time, all of the Authorized Issuers have issued State PIT Revenue Bonds. To date, State PIT Revenue Bonds have been issued to support programs related to five general purposes: Education, Economic Development and Housing, Environment, State Facilities and Equipment and Transportation. The Enacted Capital Plan anticipates that State PIT Revenue Bonds will be issued for a sixth general purpose - Health Care, to support the Health Care Efficiency and Affordability Law for New Yorkers (Heal NY) Capital Grant Program. State PIT Revenue Bonds are expected to continue to

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be the primary financing vehicle for a broad range of existing or new State-supported debt programs authorized to be secured by service contract or lease-purchase payments. As of March 31, 2006, approximately $6.3 billion of State PIT Revenue Bonds were outstanding. Those outstanding State PIT Revenue Bonds are also included in the respective capital programs in the Outstanding State-related debt table shown below. The 2006-07 Enacted Budget projects that $4.8 billion of State PIT Revenue Bonds will be issued in 2006-07.

The Debt Reform Act of 2000, which applies to all new State-supported debt issued after March 31, 2000, imposes phased-in caps that limit new debt outstanding to four percent of personal income and new debt service costs to five percent of total governmental receipts. Under State law, the State is required to calculate compliance with the caps annually and report the findings in the Financial Plan update most proximate to October 31. For the 2005-06 fiscal year, both caps are set at 2.65 percent. As set forth in the November 3, 2006 Second Quarterly Update to the AIS, DOB reported that the State was in compliance with both debt caps, with new debt outstanding at 1.93 percent of personal income and new debt service at 1.16 percent of total governmental fund receipts.

STATE-RELATED DEBT

The category of State-related debt includes the State supported debt described above, as well as contingent contractual-obligation financings, moral obligation financings and State guaranteed debt. As of March 31, 2006, the total amount of outstanding State-related debt was approximately $46.2 billon.

THE STATE AUTHORITIES

The fiscal stability of the State is related in part to the fiscal stability of its public authorities. Public authorities are not subject to the constitutional restrictions on the incurrence of debt that apply to the State itself and may issue bonds and notes within the amounts and restrictions set forth in legislative authorization. The State’s access to the public credit markets could be impaired and the market price of its outstanding debt may be materially and adversely affected if certain of its public authorities were to default on their respective obligations, particularly those using the financing techniques referred to as State-supported or State-related debt under the section entitled “Debt and Other Financing Activities” in the AIS. As of December 31, 2005, the 19 public authorities below had outstanding debt of $100 million or more, and the aggregate outstanding debt, including refunding bonds, of these public authorities was approximately $124 billion, only a portion of which constitutes State supported or State related debt.

The State has numerous public authorities with various responsibilities, including those that finance, construct and/or operate revenue-producing public facilities. Public authorities generally pay their operating expenses and debt service costs from revenues generated by the projects they finance or operate, such as tolls charged for the use of highways, bridges or tunnels, charges for public power, electric and gas utility services, rentals charged for housing units, and charges for occupancy at medical care facilities.

In addition, State legislation authorizes several financing techniques for public authorities. Also, there are statutory arrangements providing for State local assistance payments otherwise payable to localities to be made under certain circumstances to public authorities. Although the State has no obligation to provide additional assistance to localities whose local assistance payments have been paid to public authorities under these arrangements, the affected localities may seek additional State assistance if local assistance payments are diverted. Some authorities also receive moneys from

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State appropriations to pay for the operating costs of certain of their programs. The MTA receives the bulk of this money in order to provide transit and commuter services. Official financial disclosure of the MTA and its subsidiaries is available by contacting the Metropolitan Transportation Authority, Finance Department, 347 Madison Avenue, 6th Floor, New York, New York 10017 or by visiting the MTA website at www.mta.info.

THE CITY OF NEW YORK

The fiscal demands on the State may be affected by the fiscal condition of The City of New York (the “City”), which relies in part on State aid to balance its budget and meet its cash requirements. It is also possible that the State’s finances may be affected by the ability of the City, and certain entities issuing debt for the benefit of the City, to market securities successfully in the public credit markets. Official financial disclosure of the City of New York and financing entities issuing debt on its behalf is available by contacting Raymond J. Orlando, Director of Investor Relations, (212) 788-5875 or contacting the Office of Management and Budget, 75 Park Place, 6th Floor, New York, NY 10007.

FISCAL OVERSIGHT FOR NEW YORK CITY

In response to the City’s fiscal crisis in 1975, the State took action to help the City return to fiscal stability. These actions included the establishment of the Municipal Assistance Corporation for the City of New York (“NYC MAC”), to provide the City with financing assistance; the New York State Financial Control Board (“FCB”), to oversee the City’s financial affairs; and the Office of the State Deputy Comptroller for The City of New York (“OSDC”), to assist the Control Board in exercising its powers and responsibilities. A “control period” existed from 1975 to 1986, during which the City was subject to certain statutorily prescribed fiscal controls. The FCB terminated the control period in 1986 when certain statutory conditions were met. State law requires the FCB to reimpose a control period upon the occurrence or “substantial likelihood and imminence” of the occurrence, of certain events, including (but not limited to) a City operating budget deficit of more than $100 million or impaired access to the public credit markets.

The staffs of the FCB, OSDC, the City Comptroller and the Independent Budget Office, issue periodic reports on the City’s financial plans. Copies of the most recent reports are available by contacting: FCB, 123 William Street, 23rd Floor, New York, NY 10038, Attention: Executive Director; OSDC, 59 Maiden Lane, 29th Floor, New York, NY 10038, Attention: Deputy Comptroller; City Comptroller, Municipal Building, 6th Floor, One Centre Street, New York, NY 10007-2341, Attention: Deputy Comptroller for Budget; and IBO, 110 William Street, 14th Floor, New York, NY 10038, Attention: Director.

OTHER LOCALITIES

Certain localities outside New York City have experienced financial problems and have requested and received additional State assistance during the last several State fiscal years. The potential impact on the State of any future requests by localities for additional oversight or financial assistance is not included in the projections of the State’s receipts and disbursements for the State’s 2006-07 fiscal year or thereafter.

To help resolve persistent fiscal difficulties in Erie County, the State enacted legislation in July 2005 that created the Erie County Fiscal Stability Authority (ECFSA). Under this statute, the County is required to take annual budgetary actions necessary to address increasing percentages of its projected budget gaps and the ECFSA is authorized to finance the remaining budget gaps

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through the issuance of deficit bonds and through restructuring or refinancing of outstanding debt. The County’s sales tax revenues and certain statutorily defined State aid payments are pledged as revenue to support any bonds issued by ECFSA.

STATE GOVERNMENT ORGANIZATION

The State has a centralized administrative system with most executive powers vested in the Governor. The State has four officials elected in statewide elections, the Governor, Lieutenant Governor, Comptroller and Attorney General. These officials serve four-year terms that next expire on December 31, 2010.

Name	Office	Party Affiliation	First Elected
Eliot Spitzer	Governor	Democrat	2006
David A. Paterson	Lieutenant Governor	Democrat	2006
Thomas P. DiNapoli*	Comptroller	Democrat	2007
Andrew M. Cuomo	Attorney General	Democrat	2006

*	Elected by the State Legislature.

The Governor is elected on a single ticket with the Lieutenant Governor; the Comptroller and Attorney General are elected on separate tickets. The Governor appoints the heads of most State departments, including the Director of the Budget (the current Director is Paul E. Francis). DOB is responsible for preparing the Governor’s Executive Budget, negotiating that budget with the State Legislature, and implementing the budget once it is adopted, which includes updating the State’s fiscal projections quarterly. DOB is also responsible for coordinating the State’s capital program and debt financing activities. The Comptroller is responsible for auditing the disbursements, receipts and accounts of the State, as well as for auditing State departments, agencies, public authorities and municipalities. The Comptroller is also charged with managing the State’s general obligation debt and most of its investments. The Attorney General is the legal advisor to State departments, represents the State and certain public authorities in legal proceedings and opines upon the validity of all State general obligations.

The State Legislature is composed of a 62-member Senate and a 150-member Assembly, all elected from geographical districts for two-year terms, expiring December 31, 2008. Both the Senate and the Assembly operate on a committee system. The Legislature meets annually, generally for about six months, and remains formally in session the entire year. In recent years there have been special sessions, as well. The current majority leaders of the Legislature are Joseph Bruno (Republican), Temporary President of the Senate, and Sheldon Silver (Democrat), Speaker of the Assembly. The minority leaders are Malcolm Smith (Democrat) in the Senate and James Tedisco (Republican) in the Assembly.

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DISCLOSURE OF PORTFOLIO HOLDINGS

The Board of Directors has adopted a Company policy, and related procedures, with respect to the disclosure of the portfolio holdings of the Portfolios (the “Policy”).

Generally, the Policy limits the dissemination of Company portfolio holdings information (before the information is made publicly available) to fund service providers where the Company has a legitimate business purpose in doing so and the recipients are subject to a duty of confidentiality, including a duty not to trade on the nonpublic information. The Company’s Investment Manager, fund accountant, custodian, distributor or any employee or agent of such persons (“Company Representative”) will (or may) have access to Company portfolio holdings information on a regular basis. Company Representatives are required to keep all portfolio holdings information confidential and are prohibited from trading based on the information they receive. Neither the Company nor a Company Representative may disclose a Portfolio’s portfolio holdings information to any person other than in accordance with the Policy, and there are no ongoing arrangements to make portfolio information available to any person, except as described above, prior to publication on the TDAM website. In addition, neither the Company nor any Company Representative may solicit or accept any compensation or other consideration in connection with the disclosure of portfolio holdings information. Consideration for this purpose includes any agreement by the recipient of information or its affiliate to maintain assets in the Company or in other investment companies or accounts managed by the Investment Manager or its affiliates.

In accordance with the Policy, each Portfolio’s complete portfolio holdings will be published on the TDAM website (www.tdamusa.com) as of the end of each month, subject to a 30-day lag between the date of the information and the date on which the information is disclosed. The Company also will publish on the TDAM website each Portfolio’s month-end top ten holdings, again with a 30-day lag time. The Company may disclose Portfolio holdings to any person commencing the day after the information is

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first published on the website, and the Company may publish complete portfolio holdings information more frequently than monthly if it has a legitimate business purpose for doing so.

The chief compliance officer (“CCO”) (or his or her designee) is the person who is authorized to disclose Company portfolio holdings information. Company and Company Representative compliance with the Policy (including use of the portfolio holdings information) will be monitored by the CCO or his or her designee on a periodic basis. Pursuant to the Board approved procedures relating to the Policy, the adequacy and effectiveness of the Policy will be reviewed by the CCO on an annual basis and any related issues will be brought to the attention of the Board.

PORTFOLIO TRANSACTIONS

Portfolio transactions are undertaken principally to pursue the objective of each Portfolio in relation to movements in the general level of interest rates, to invest money obtained from the sale of Portfolio shares, to reinvest proceeds from maturing portfolio securities and to meet redemptions of Portfolio shares. This may increase or decrease the yield of a Portfolio depending upon the Investment Manager’s ability to time and execute such transactions. Each Portfolio normally intends to hold its portfolio securities to maturity. The Portfolios do not intend to trade portfolio securities, although they may do so to take advantage of short-term market movements.

The Investment Manager places orders for the purchase and sale of assets with brokers and dealers selected by and in the discretion of the Investment Manager. In placing orders for the Portfolio’s portfolio transactions, the Investment Manager seeks “best execution.” Consistent with the policy of “best execution,”orders for portfolio transactions are placed with broker-dealer firms giving consideration to the quality, quantity and nature of the firms’ professional services which include execution, clearance procedures, reliability and other factors. In selecting among the firms believed to meet the criteria for handling a particular transaction, the Investment Manager may give consideration to those firms that provide market, statistical and other research information to the Company and the Investment Manager, although the Investment Manager is not authorized to pay higher prices to firms that provide such services. Any research benefits derived from such services are available for all clients of the Investment Manager and may not be used in connection with the Portfolios. Because statistical and other research information is only supplementary to the Investment Manager’s research efforts and still must be analyzed and reviewed by its staff, the receipt of research information is not expected to significantly reduce its expenses. In no event will a broker-dealer that is affiliated with the Investment Manager receive brokerage commissions in recognition of research services provided to the Investment Manager.

The Company expects that purchases and sales of portfolio securities usually will be principal transactions. Fixed income portfolio securities are normally purchased directly from the issuer or from an underwriter or market maker for the securities. There usually are no brokerage commissions paid for such purchases. Purchases from underwriters of portfolio securities include a commission or concession paid by the issuer to the underwriter, and purchases from dealers serving as market makers include the spread between the bid and ask prices. In the case of securities traded in the over-the-counter markets, there is generally no stated commission, but the price usually includes an undisclosed commission or markup.

The Investment Manager may employ broker-dealer affiliates of the Investment Manager (collectively “Affiliated Brokers”) to effect portfolio transactions for the Portfolios, provided certain conditions are satisfied. Payment of brokerage commissions to Affiliated Brokers is subject to Section 17(e) of the Investment Company Act and Rule 17e-1 thereunder, which require, among other things, that commissions for transactions on securities exchanges paid by a registered investment company to a broker that is an affiliated person of such investment company, or an affiliated person of another person

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so affiliated, not exceed the usual and customary brokers’ commissions for such transactions. The Board of Directors, including a majority of the Directors who are not “interested persons” of the Company within the meaning of such term as defined in the Investment Company Act (“Independent Directors”), has adopted procedures to ensure that commissions paid to Affiliated Brokers by the Portfolios satisfy the standards of Section 17(e) and Rule 17e-1.

The investment decisions for each Portfolio will be reached independently from those for each other and for other accounts, if any, managed by the Investment Manager. On occasions when the Investment Manager deems the purchase or sale of securities to be in the best interest of one or more Portfolios as well as other clients of the Investment Manager, the Investment Manager, to the extent permitted by applicable laws and regulations, may, but shall be under no obligation to, aggregate the securities to be so sold or purchased in order to obtain the most favorable price or lower brokerage commissions and efficient execution. In such event, allocation of the securities so purchased or sold, as well as the expenses incurred in the transaction, will be made by the Investment Manager in accordance with its policy for aggregation of orders, as in effect from time to time. In some cases, this procedure may affect the size or price of the position obtainable for a Portfolio.

MANAGEMENT OF THE COMPANY

Directors and Executive Officers

Responsibility for overall management of the Company rests with its Board of Directors in accordance with Maryland law.

The following table contains certain information regarding the Company’s Directors and Executive Officers. Directors who are deemed to be “interested persons” of the Company are referred to as “Interested Directors.”

Name, Address and Age	Position(s) Held with the Company	Term of Office with Company and Length of Time Served†	Principal Occupation(s) During Past 5 Years	Other Directorships Held by Director††

Independent Directors

RICHARD W. DALRYMPLE c/o TD Asset Management USA Inc. 31 West 52nd Street New York, NY 10019 Age: 63	Director	Since 12/12/95

Chairman of CheckSpring Community Corporation since 2004; Chief Executive Officer of American Red Cross (Nassau County Chapter) from 2003 through 2004; Chief Operating Officer of National Center for Disability Services in 2002; President of Teamwork Management, Inc. from 1996 through 2001; Director of The Council of Independent Colleges since 2000; Trustee of The Shannon McCormack Foundation since 1988, the Kevin Scott Dalrymple Foundation since 1993; President of the Kevin Scott Dalrymple Foundation since February 2007; and Director of Dime Bancorp, Inc. from 1990 to 2002.

None.

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Name, Address and Age	Position(s) Held with the Company	Term of Office with Company and Length of Time Served†	Principal Occupation(s) During Past 5 Years	Other Directorships Held by Director††

PETER B.M. EBY c/o TD Asset Management USA Inc. 31 West 52nd Street New York, NY 10019 Age: 68	Director	Since 6/6/02	Retired.	Director of Leon’s Furniture Limited since May 1977; Director of Sixty-Split Corp. since March 2001; Director of George Weston Limited since May 2000; Director of Rsplit II Corp. since May 2004.

LAWRENCE J. TOAL c/o TD Asset Management USA Inc. 31 West 52nd Street New York, NY 10019 Age: 69	Director	Since 12/12/95

Vice Chairman of the Board of Trustees for Big Brothers/Big Sister of New York City since 2000; Chairman of the Board of Trustees for the HealthCare Chaplaincy since 1990; President and Chief Executive Officer of Dime Bancorp, Inc. from July 2000 through February 2002; Chairman, President and Chief Executive Officer of Dime Bancorp, Inc. from January 1997 through June 2000; and Chief Executive Officer of The Dime Savings Bank of New York, FSB from January 1997 through February 2002.

None.

Interested Director

GEORGE F. STAUDTER††† c/o TD Asset Management USA Inc. 31 West 52nd Street New York, NY 10019 Age: 75	Chairman and Director	Since 12/12/95	Managerial and Financial Consultant, rendering investment management, tax and estate planning services to individual clients, and strategic planning advice to corporate clients, since 1989.	None.

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Name, Address and Age	Position(s) Held with the Company	Term of Office with Company and Length of Time Served†	Principal Occupation(s) During Past 5 Years

Officers Who Are Not Directors

DAVID A. HARTMAN c/o TD Asset Management USA Inc. 31 West 52nd Street New York, NY 10019 Age: 60	Vice President and Assistant Treasurer	Since 12/12/05	Since January 2006, Managing Director, and from October 1995 to December 2005, Chief Investment Officer and Senior Vice President of the Investment Manager.

GEORGE O. MARTINEZ c/o BISYS Fund Services 100 Summer Street, Suite 1500 Boston, MA 02110 Age: 47	President and Chief Executive Officer	Since 6/5/02

Since January 2007 — Senior Vice President and Chief Counsel, BISYS Fund Services; August 2002 to January 2007 - Senior Vice President - Fund Administration and Oversight of BISYS Fund Services; from June 2000 to June 2001, Senior Vice President - Client Services of BISYS Fund Services; from June 2000 to June 2001, Chief Executive Officer and President of FundWatchDog Service LLC.

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Name, Address and Age	Position(s) Held with the Company	Term of Office with Company and Length of Time Served†	Principal Occupation(s) During Past 5 Years

RICHARD H. NEIMAN c/o TD Asset Management USA Inc. 31 West 52nd Street New York, NY 10019 Age: 56	Chief Legal Officer	Since 6/10/03

Since August 1995, General Counsel, Director and Secretary of the Investment Manager; since January 2006, Chairman, President and Chief Executive Officer of TD Bank USA, N.A.; from July 1994 through January 2006, Executive Vice President, General Counsel, Director and Secretary of TD Waterhouse Group and its subsidiaries.

CHRISTOPHER SALFI c/o SEI Investments One Freedom Valley Drive Oaks, PA 19456 Age: 42	Treasurer and Chief Financial Officer	Since 3/6/03	Since June 2003, Senior Director of Administration of SEI Investments; from January 1998 through June 2003, Fund Accounting Director of SEI Investments.

KERRY REILLY c/o BISYS Fund Services 100 Summer St. Suite 1500 Boston, MA 02110 Age: 41	Secretary	Since 9/18/06	Since January 2006, employee of BISYS Fund Services; from June 2004 through May 2005, employee of CitiStreet LLC; from June 1987 through October 2001, employee of Fidelity Investments.

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Name, Address and Age	Position(s) Held with the Company	Term of Office with Company and Length of Time Served†	Principal Occupation(s) During Past 5 Years

MICHELE R. TEICHNER c/o TD Asset Management USA Inc. 31 West 52nd Street New York, NY 10019 Age: 47	Chief Compliance Officer, Vice President and Assistant Secretary	Since 6/11/04 and 11/2/99

Since January 2006, Managing Director, and since June 2004, Chief Compliance Officer, of the Investment Manager; Senior Vice President of TD Waterhouse Asset Management USA Inc. from August 1996 to December 2005 and TD Waterhouse Investor Services, Inc. from June 1997 to December 2005.

+	The table shows the time period for which each individual has served as Director and/or Officer. There is no set term of office for Directors and Officers.

++	In companies subject to registration or reporting requirements of the Securities Exchange Act of 1934 (generally called “public companies”) or in other investment companies registered under the Investment Company Act, as of October 31, 2006.

+++	Mr. Staudter is considered an “interested person” of the Company because he owns shares of Toronto-Dominion Bank stock.

Committees of Board of Directors

The Board of Directors has three standing committees: Audit, Pricing and Nominating. The primary responsibilities of the Audit Committee are: (i) to oversee the Company’s accounting and financial reporting policies and practices, its internal controls and, as appropriate, the internal controls of key service providers; (ii) to review the results of the annual audits of the Company’s financial statements; and (iii) to interact with the Company’s independent registered public accounting firm on behalf of the full Board of Directors. The scope of the Audit Committee’s responsibilities includes the appointment, compensation and oversight of the Company’s independent registered public accounting firm. It is management’s responsibility to maintain appropriate systems for accounting and internal control, and the independent registered public accounting firm’s responsibility to plan and carry out a proper audit. The Committee is composed solely of Independent Directors, Messrs. Dalrymple, Eby and Toal. This Committee met 2 times during the fiscal year ended October 31, 2006.

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The Pricing Committee has responsibilities with respect to valuing or establishing a method for valuing securities or securities for which no market quotation is readily available. This Committee, which consists of any one Director, did not meet during the fiscal year ended October 31, 2006.

The purpose of the Nominating Committee is to recommend qualified candidates to serve as Independent Directors in the event that a position is vacated or created. The Committee, on which Messrs. Dalrymple, Eby and Toal currently serve, is composed solely of Independent Directors. The Committee will not normally consider nominees recommended by shareholders. This Committee did not meet during the fiscal year ended October 31, 2006.

Ownership of Shares By Directors

The dollar range of the shares in each Portfolio beneficially owned by each Director and the aggregate dollar range of shares beneficially owned by them in the Company as of December 31, 2006 are set forth below.

Name of Director	Dollar Range of Equity Securities in each Portfolio	Aggregate Dollar Range of Securities in all Registered Investment Companies Overseen by Director in Fund Complex

Independent Directors
Richard W. Dalrymple	$0	$0
Peter B. M. Eby	$0	$0
Lawrence J. Toal	$0	$0
Interested Director
George F. Staudter	Municipal Portfolio — Investor Class: $50,001-$100,000 Money Market Portfolio — Investor Class: $1-$10,000 Money Market Portfolio — Premium Class: over $100,000	over $100,000

On January 31,2007, the officers and Directors of the Company, as a group, owned less than 1% of the outstanding shares of each Portfolio.

Ownership in Certain Entities

The table below shows ownership, beneficially or of record, if any, by each Independent Director and his/her immediate family members in the Company’s Investment Manager or Distributor or a person (other than a registered investment company) directly or indirectly controlling, controlled by, or under common control with the Company’s Investment Manager or Distributor, as applicable, as of October 31, 2006.

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Name of Director	Name of Owner and Relationship to Director	Name of Company	Title of Class of Security	Value of Securities	Percent of Class

Richard W. Dalrymple	N/A	N/A	N/A	$0	N/A
Peter B. M. Eby	N/A	N/A	N/A	$0	N/A
Lawrence J. Toal	N/A	N/A	N/A	$0	N/A

Compensation of Directors

Officers and Directors who are interested persons of the Investment Manager, Funds Distributor, Inc. (“FDI”) or SEI Investments receive no compensation from the Company. Each Independent Director serving on the Board of the Company receives: (i) a base annual retainer of $24,000, payable quarterly, (ii) a meeting fee of $3,500 for each meeting attended in person, (iii) a meeting fee of $2,500 for each meeting attended by telephone, and (iv) for committee meetings taking place on days when there is no meeting of the full Board of Directors, a committee meeting fee of $3,500 for each such meeting attended. Prior to June 12, 2006, each Independent Director who served on the Board of Directors/Trustees of one or more investment companies in the Fund Complex(1) received: (i) a base annual retainer of $15,000 payable quarterly, (ii) a supplemental annual retainer of $6,000, if serving on the Board of Directors/Trustees of two companies in the Fund Complex, (iii) an additional supplemental annual retainer of $2,500, if serving on the Board of Directors/Trustees of three companies in the Fund Complex, and (iv) a meeting fee of $3,000 for each meeting attended. Independent Directors also will be reimbursed for their expenses by the Company. Interested Directors may be compensated by the Investment Manager or its affiliates for their services to the Company.

The amounts of compensation that the Company and Fund Complex(1) paid to each Independent Director and Interested Director for the fiscal year ended October 31, 2006, are as follows:

Name of Board Member	Aggregate Compensation from Company (1)	Pension or Retirement Benefits Accrued as Part of Company’s Expenses	Estimated Annual Benefits Upon Retirement	Total Compensation from the Company and Fund Complex Paid to Board Members (1)

Independent Directors
Richard W. Dalrymple	$30,750	$0	$0	$39,000
Peter B. M. Eby	$30,750	$0	$0	$39,000
Lawrence J. Toal	$36,000	$0	$0	$36,000
Interested Director
George F. Staudter (2)	$0	$0	$0	$0

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(1)	During the fiscal year ended October 31, 2006, the “Fund Complex” included the Company and TD Waterhouse Plus Funds, Inc. (“TD Plus”), until February 24, 2006, when TD Plus dissolved. Amounts do not include reimbursed expenses for attending Board meetings or compensation paid to the Interested Director by the Investment Manager or its affiliates.

(2)	Mr. Staudter is an Interested Director who is paid by the Investment Manager.

INVESTMENT MANAGEMENT, DISTRIBUTION AND OTHER SERVICES

Investment Management

TD Asset Management USA Inc., a Delaware corporation, is the Investment Manager of each Portfolio. Pursuant to the Investment Management Agreement with the Company on behalf of each Portfolio, the Investment Manager manages each Portfolio’s investments in accordance with its stated policies and restrictions, subject to oversight by the Company’s Board of Directors.

The Investment Manager is a direct, wholly-owned subsidiary of The Toronto-Dominion Bank (“TD Bank”). TD Bank, a Canadian chartered bank, is subject to the provisions of the Bank Act of Canada. TD Bank is a part of a worldwide group of banks and financial service companies (referred to as the “TD Bank Financial Group”). As of October 31, 2006, the TD Bank Financial Group had over $350 billion under management, including pension, endowment, foundation, segregated, corporate and private accounts and mutual and pooled funds. The Investment Manager also currently serves as investment manager to institutional accounts, high net worth individual accounts, and certain other accounts, and, as of October 31, 2006, had total assets under management of approximately $17.3 billion.

The Investment Management Agreement will continue in effect only if such continuance is specifically approved at least annually by (i) a majority vote of the directors who are not parties to such agreement or interested persons of any such party except in their capacity as directors of the Company, cast in person at a meeting called for such purpose, and (ii) by the vote of a majority of the outstanding voting securities of each Portfolio, or by the Company’s Board of Directors. The Investment Management Agreement may be terminated as to any Portfolio at any time upon 60 days’ prior written notice, without penalty, by either party, or by a majority vote of the outstanding shares of a Portfolio with respect to that Portfolio, and will terminate automatically upon assignment. The Investment Management Agreement was approved by the Board of Directors of the Company, including a majority of the Independent Directors who have no direct or indirect financial interest in the Investment Management Agreement, and by the shareholders of each Portfolio.

The Investment Management Agreement provides that the Investment Manager will not be liable for any error of judgment or mistake of law, or for any loss suffered by a Portfolio in connection with the matters to which such agreement relates, except a loss resulting from willful misfeasance, bad faith or gross negligence on the Investment Manager’s part in the performance of its obligations and duties, or by reason of its reckless disregard of its obligations and duties under such agreement. The services of the Investment Manager to the Portfolios under the Investment Management Agreement are not exclusive and it is free to render similar services to others.

For the investment management services furnished to each Portfolio, the Investment Manager is entitled to an annual investment management fee, accrued daily and payable monthly, on a graduated basis equal to 0.10% of the first $1 billion of average daily net assets of each such Portfolio, 0.09% of the next $1 billion, and 0.08% of average daily net assets of each Portfolio over $2 billion. Prior to February 1, 2006,

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the Investment Manager received for its services to the Portfolios an annual investment management fee, accrued daily and payable monthly, on a graduated basis equal to 0.35% of the first $1 billion of average daily net assets of each Portfolio, 0.34% of the next $1 billion, and 0.33% of average daily net assets of each Portfolio over $2 billion.

The Investment Manager and its affiliates may, from time to time, voluntarily waive or reimburse all or a part of each Portfolio’s operating expenses. Expense reimbursements by the Investment Manager or its affiliates will increase each Portfolio’s total returns and yield. Unless otherwise provided, these expense reductions are voluntary and may be changed or eliminated at any time upon notifying investors.

The following table shows the dollar amount of investment management fees earned with respect to the Portfolios, along with the amount of these fees that were waived, if any. The data is for the past three fiscal years.

	Fee Paid	Fee Waived
Money Market Portfolio
Year ended October 31, 2006	$11,014,711	$ 519,422
Year ended October 31, 2005	$19,941,772	$2,084,704
Year ended October 31, 2004	$25,231,464	$2,638,372

U.S. Government Portfolio
Year ended October 31, 2006	$ 2,494,353	$ 141,839
Year ended October 31, 2005	$ 5,124,513	$ 584,005
Year ended October 31, 2004	$ 5,412,077	$ 608,946

Municipal Portfolio
Year ended October 31, 2006	$ 1,198,839	$ 84,603
Year ended October 31, 2005	$ 2,600,126	$ 336,921
Year ended October 31, 2004	$ 2,657,222	$ 350,418

California Portfolio
Year ended October 31, 2006	$ 496,941	$ 68,277
Year ended October 31, 2005	$ 970,347	$ 256,982
Year ended October 31, 2004	$ 908,212	$ 239,478

New York Portfolio
Year ended October 31, 2006	$ 242,539	$ 37,698
Year ended October 31, 2005	$ 500,993	$ 148,379
Year ended October 31, 2004	$ 495,854	$ 147,397

Administration

Pursuant to an Administration Agreement with the Company, TD Asset Management USA Inc. (the “Administrator”), as administrator to the Portfolios, provides administrative services to each of the Portfolios. Administrative services furnished by the Administrator include, among other services, maintaining and preserving the records of the Company, including financial and corporate records, computing net asset value, dividends, performance data and financial information regarding the Company, preparing reports, overseeing the preparation and filing with the SEC and state securities regulators of registration statements, notices, reports and other material required to be filed under

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applicable laws, developing and implementing procedures for monitoring compliance with regulatory requirements, providing routine accounting services, providing office facilities and clerical support as well as providing general oversight of other service providers. For its services as Administrator, the Administrator receives no compensation. Prior to February 1, 2006, the Administrator received for its services to the Portfolios an annual fee, accrued daily and payable monthly, of 0.10% of average daily net assets of each Portfolio.

The following table shows the dollar amount of administration fees earned with respect to the Portfolios, along with the amount of these fees that were waived, if any. The data is for the past three fiscal years.

	Fee Paid	Fee Waived
Money Market Portfolio
Year ended October 31, 2006	$1,652,315	$155,246
Year ended October 31, 2005	$5,952,032	$622,231
Year ended October 31, 2004	$7,554,846	$789,899

U.S. Government Portfolio
Year ended October 31, 2006	$ 377,411	$ 40,914
Year ended October 31, 2005	$1,477,799	$168,415
Year ended October 31, 2004	$1,562,346	$175,791

Municipal Portfolio
Year ended October 31, 2006	$ 182,552	$ 24,173
Year ended October 31, 2005	$ 742,889	$ 96,263
Year ended October 31, 2004	$ 759,199	$100,120

California Portfolio
Year ended October 31, 2006	$ 74,635	$ 19,508
Year ended October 31, 2005	$ 277,240	$ 73,422
Year ended October 31, 2004	$ 259,487	$ 68,444

New York Portfolio
Year ended October 31, 2006	$ 38,342	$ 10,772
Year ended October 31, 2005	$ 143,140	$ 42,394
Year ended October 31, 2004	$ 141,671	$ 42,135

The Administrator has entered into a Subadministration Agreement with FDI, pursuant to which FDI performs certain of the foregoing administrative services for the Company. Under this Subadministration Agreement, the Administrator pays FDI’s fees for providing such services*. In addition, the Administrator may enter into subadministration agreements with other persons to perform such services from time to time.

The Administration Agreement will continue in effect only if such continuance is specifically approved at least annually by a vote of the Board of Directors, including a majority of Independent Directors who have no direct or indirect financial interest in the Administration Agreement. The Administration

*	Effective on or about March 22, 2007 a new sub-administration agreement between the Company and BISYS Fund Services Ohio, Inc. (“BISYS”) will be in effect. The functions to be performed by BISYS as sub-administrator and the payment of fees are expected to remain substantially the same as under the subadminstration agreement with FDI. FDI is an indirect and BISYS is a direct subsidiary of BISYS Fund Services, Inc.

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Agreement was approved by the Board of Directors of the Company, including a majority of the Independent Directors of the Company who have no direct or indirect financial interest in the Administration Agreement. Each Portfolio or the Administrator may terminate the Administration Agreement on 60 days’ prior written notice without penalty. Termination by a Portfolio may be by vote of the Company’s Board of Directors, or by a majority of the outstanding voting securities of such Portfolio. The Administration Agreement terminates automatically in the event of its “assignment” as defined in the Investment Company Act.

The Administration Agreement provides that the Administrator will not be liable for any error of judgment or mistake of law, or for any loss arising out of any act or omission by the Administrator in the performance of its duties thereunder, except a loss resulting from willful misfeasance, bad faith or gross negligence on the Administrator’s part in the performance of its duties, or by reason of its reckless disregard of its obligations and duties under such Agreement.

Distribution

The distributor of the Company is FDI, 100 Summer Street, Suite 1500, Boston, MA 02110. Pursuant to a Distribution Agreement between the Company and FDI, FDI has the exclusive right to distribute shares of the Company. FDI may enter into dealer or agency agreements with affiliates of the Investment Manager and other firms for the sale of Company shares. FDI receives no fee from the Company under the Distribution Agreement for acting as distributor to the Company. FDI also acts as a subadministrator for the Company. The Distribution Agreement will continue in effect only if such continuance is specifically approved at least annually by a vote of the Board of Directors, including a majority of Independent Directors who have no direct or indirect financial interest in the Distribution Agreement.

The Distribution Agreement was approved by the Board of Directors of the Company, including a majority of Independent Directors who have no direct or indirect financial interest in the Distribution Agreement. Each Portfolio or the Distributor may terminate the Distribution Agreement on 60 days’ prior written notice without penalty. Termination by a Portfolio may be by vote of a majority of the Company’s Board of Directors, or by a majority of the outstanding voting securities of such Portfolio. The Distribution Agreement terminates automatically in the event of its “assignment” as defined in the Investment Company Act.

The Directors have adopted a distribution plan under Rule 12b-1 under the Investment Company Act (“12b-1 Plan”) with respect to each Class of each Portfolio. The 12b-1 Plan permits the Investor Class of each Portfolio to pay from its assets distribution fees at a rate not to exceed 0.45%of its annual average daily net assets and the Premium Class of the Money Market Portfolio to pay from its assets distribution fees at a rate not to exceed 0.365% of its annual average daily net assets (“12b-1 Fees”). The 12b-1 Fees are computed and accrued daily and will be paid to broker-dealers and other persons, pursuant to the terms of selected dealer agreements, selling agreements or other agreements complying with Rule 12b-1 that have been approved by the Board of Directors (“Rule 12b-1 Agreements”). Payments of the 12b-1 Fees will be made pursuant to the Rule 12b-1 Agreements in accordance with their terms.

The Portfolios have entered into a Rule 12b-1 Agreement with TD Ameritrade, Inc. (“TD AMERITRADE”), an affiliate of the Investment Manager, pursuant to which the Investor Class of each Portfolio pays from its assets 12b-1 Fees at a rate of 0.45% of its annual average daily net assets and the Premium Class of the Money Market Portfolio pays from its assets 12b-1 Fees at a rate of 0.365% of its annual average daily net assets.

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The 12b-1 Plan also provides that TDAM and National Investor Services Corp. (“NISC” or the “Transfer Agent”), or any successor investment adviser, administrator, or transfer agent or any additional transfer agent (collectively, “Successor”), may each make payments for distribution or other services (“assistance”) from its own resources, including its bona fide profits derived under its Investment Management Agreement and Administration Agreement or Transfer Agency Agreement, as applicable, to such broker-dealers or other persons who, in TDAM’s or the Transfer Agent’s sole discretion, have rendered or may render assistance. Any payments made by TDAM or the Transfer Agent or any Successor for such purpose shall not reduce any 12b-1 Fees paid or payable in respect of the Portfolios or Classes under the 12b-1 Plan as described above.

Quarterly in each year that the 12b-1 Plan remains in effect, the Board of Directors will be furnished with a written report, complying with the requirements of Rule 12b-1, setting out the amounts expended under the 12b-1 Plan and the purposes for which such expenditures were made. The 12b-1 Plan will remain in effect for a period of one year from its adoption date and may be continued thereafter if the 12b-1 Plan and any Rule 12b-1 Agreements are approved at least annually by a majority vote of the Board of Directors, including a majority of Independent Directors, cast in person at a meeting called for the purpose of voting on such 12b-1 Plan and Rule 12b-1 Agreement. The 12b-1 Plan may not be amended to increase materially the 12b-1 Fees with respect to a Class of a Portfolio without the approval of the lesser of: (i) more than 50% of the outstanding shares of the Class, or (iii) 67% or more of the shares of the Class present or represented at a stockholders’ meeting, if more than 50% of the outstanding shares of the Class are present or represented by proxy (“Majority Stockholder Vote”). All material amendments to the 12b-1 Plan must be approved by a vote of the Board of Directors, including a majority of Independent Directors, cast in person at a meeting called for the purpose of voting on such amendments. The 12b-1 Plan may be terminated at any time as to a Class of a Portfolio by: (a) a majority vote of the Independent Directors, or (b) a Majority Stockholder Vote of such Class.

For the fiscal year ended October 31, 2006, the Portfolios paid the following amounts pursuant to the 12b-1 Plan:

Fee Paid
Money Market Portfolio — Investor Class
Year ended October 31, 2006	$28,857,885

U.S. Government Portfolio — Investor Class
Year ended October 31, 2006	$ 5,555,742

Municipal Portfolio — Investor Class
Year ended October 31, 2006	$ 2,519,604

California Portfolio — Investor Class
Year ended October 31, 2006	$ 1,060,746

New York Portfolio — Investor Class
Year ended October 31, 2006	$ 487,542

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Shareholder Servicing

The Board of Directors of the Company has approved a Shareholder Servicing Plan (“Servicing Plan”) with respect to each Class of each Portfolio pursuant to which the Portfolio may pay banks, broker-dealers or other financial institutions that have entered into a shareholder services agreement (a “Shareholder Servicing Agreement”) with the Company (“Servicing Agents”) in connection with shareholder support services that they provide to each respective Class. Payments under the Servicing Plan will be calculated and paid monthly at a rate set from time to time by the Board of Directors, provided that the annual rate may not exceed 0.25% (0.05% in the case of the Premium Class of the Money Market Portfolio) of the average daily net assets of the respective Class. The shareholder services provided by the Servicing Agents pursuant to the Servicing Plan may include, among other services, providing general shareholder liaison services (including responding to shareholder inquiries), providing information on shareholder investments, establishing and maintaining shareholder accounts and records, and providing such other similar services as may be reasonably requested.

The Servicing Plan was approved by the Board of Directors, including a majority of the Independent Directors who have no direct or indirect financial interest in the operation of the Servicing Plan or any Shareholder Services Agreement. The Servicing Plan continues in effect as long as such continuance is specifically so approved at least annually by a vote of the Board of Directors, including a majority of Independent Directors who have no direct or indirect financial interest in the operation of the Servicing Plan or any Shareholder Services Agreement. The Servicing Plan may be terminated by the Company with respect to a Class by a vote of a majority of such Independent Directors.

Pursuant to a Shareholder Services Agreement between the Company, on behalf of each Portfolio and Class, and TD Ameritrade (the “TD Ameritrade Agreement”), TD Ameritrade has agreed to provide shareholder services to each Portfolio and Class pursuant to the Servicing Plan. The Company may enter into similar agreements with certain service organizations, including broker-dealers and banks whose clients are shareholders of the Company, to act as Servicing Agents and to perform shareholder support services with respect to such clients.

The TD Ameritrade Agreement will continue in effect only if such continuance is specifically approved at least annually by a vote of the Board of Directors, including a majority of the Independent Directors who have no direct or indirect financial interest in the TD Ameritrade Agreement. The TD Ameritrade Agreement was approved by the Board of Directors of the Company, including a majority of the Independent Directors who have no direct or indirect financial interest in the TD Ameritrade Agreement. Each Portfolio or TD Ameritrade may terminate the TD Ameritrade Agreement on [15] days’ prior written notice without penalty. A majority of the Independent Directors who have no direct or indirect financial interest in the TD Ameritrade Agreement may terminate the TD Ameritrade Agreement any time without penalty. The TD Ameritrade Agreement terminates automatically in the event of its “assignment” as defined in the Investment Company Act.

The following table shows the dollar amount of shareholder servicing fees earned with respect to the Portfolios under the TD Agreement, along with the amount of these fees that were waived, if any. The data is for the past three fiscal years.

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	Fee Paid	Fee Waived
Money Market Portfolio — Investor Class
Year ended October 31, 2006	$18,831,405	$ 388,114
Year ended October 31, 2005	$14,880,206	$1,555,578
Year ended October 31, 2004	$18,887,363	$1,974,744

U.S. Government Portfolio — Investor Class
Year ended October 31, 2006	$ 4,030,042	$ 102,284
Year ended October 31, 2005	$ 3,694,530	$ 421,037
Year ended October 31, 2004	$ 3,905,916	$ 439,478

Municipal Portfolio — Investor Class
Year ended October 31, 2006	$ 1,856,155	$ 60,431
Year ended October 31, 2005	$ 1,857,238	$ 240,657
Year ended October 31, 2004	$ 1,898,023	$ 250,298

California Portfolio — Investor Class
Year ended October 31, 2006	$ 775,888	$ 48,769
Year ended October 31, 2005	$ 693,107	$ 183,558
Year ended October 31, 2004	$ 648,726	$ 171,035

New York Portfolio — Investor Class
Year ended October 31, 2006	$ 366,711	$ 26,927
Year ended October 31, 2005	$ 357,853	$ 105,985
Year ended October 31, 2004	$ 354,183	$ 105,262

Conflict of interest restrictions may apply to the receipt by Servicing Agents of compensation from the Company in connection with the investment of fiduciary assets in Company shares. Servicing Agents, including banks regulated by the Comptroller of the Currency, the Federal Reserve Board or the Federal Deposit Insurance Corporation, and investment advisers and other money managers are urged to consult their legal advisers before investing such assets in Company shares.

TDAM, TD Bank, AMERITRADE, NISC and Ameritrade Holding Corporation entered into a Services Agreement, pursuant to which AMERITRADE agreed to perform certain shareholder support and marketing services for the Portfolios, and NISC agreed to provide transfer agency services, in each case in respect of AMERITRADE customers. The Portfolios will pay AMERITRADE through its clearing affiliate NISC for its marketing support services under the Rule 12b-1 distribution plan. The Portfolios separately pay AMERITRADE under the shareholder servicing plan for shareholder support services, and NISC for its transfer agency and dividend disbursing agency services. In addition, TDAM or an affiliate may from time to time pay additional amounts to AMERITRADE as compensation for its distribution activities in respect of the Portfolios.

Transfer Agent and Custodian

NISC, 100 Wall Street, New York, New York 10005, an affiliate of the Investment Manager, serves as transfer and dividend disbursing agent for each Portfolio. For the services provided under the Transfer Agency Agreement, which include furnishing periodic and year-end shareholder statements and confirmations of purchases and sales, reporting share ownership, aggregating, processing and recording purchases and redemptions of shares, processing dividend and distribution payments, forwarding shareholder communications, such as proxies, shareholder reports, dividend notices and prospectuses to beneficial owners, receiving, tabulating and transmitting proxies executed by beneficial owners and sending year-end tax reporting to shareholders and the Internal Revenue Service, the Transfer Agent is entitled to receive an annual fee, payable monthly, of 0.10% of the average daily net assets of Investor Class of each Portfolio and 0.05% of the average daily net assets of the Premium Class of the Money Market Portfolio.

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The Transfer Agent is permitted to subcontract any or all of its functions with respect to all or any portion of a Portfolio’s or Class’ shareholders to one or more qualified sub-transfer agents or processing agents, which may be affiliates of the Transfer Agent, FDI or broker-dealers authorized to sell shares of a Portfolio pursuant to a selling agreement with FDI. The Transfer Agent is permitted to compensate those agents for their services; however, that compensation may not increase the aggregate amount of payments by the Portfolios or Classes to the Transfer Agent.

Pursuant to a Custodian Agreement, The Bank of New York (the “Custodian”), One Wall Street, New York, NY 10286, acts as the custodian of each Portfolio’s assets. The Custodian, among other things, maintains a custody account or accounts in the name of each Portfolio, receives and delivers all assets for the Portfolio upon purchase and upon sale or maturity, collects all income and other payments and distributions with respect to the assets of the Portfolio, and pays expenses of the Portfolio.

SUMMARY OF PROXY VOTING POLICIES AND PROCEDURES

Although the Company generally does not invest in voting securities, the Board of Directors of the Company has delegated proxy voting responsibility to the Investment Manager and approved the Investment Manager’s proxy voting policies and procedures (the “Policy”). The Investment Manager may delegate responsibility for performing certain proxy voting activities to service providers (as discussed below). In all such cases, however, the Investment Manager shall retain the final authority over all proxy voting and the fiduciary duties with respect to such voting and the right to make all final decisions.

For the most recent 12-month period ended June 30, the Company and the Investment Manager acting on behalf of the Company, have not voted any proxies.

The objective of the Policy is to ensure that proxies are voted in the best interests of each Portfolio (and its shareholders). Pursuant to the Policy, voting decisions are made based on the particular facts and circumstances of each matter. The guidelines discussed below are not intended to be inflexible or all encompassing and may not be applied if their application would not be in the best interests of a Portfolio. The Investment Manager will abstain from voting shares of issuers affiliated with the Investment Manager and may abstain from voting from time to time where it determines that to do so is in the best interests of a Portfolio (i.e. where adequate notice is not provided or where the estimated costs associated with voting on a particular matter outweighs the expected benefits).

The Policy provides the following list of general principles (“General Principles”) relating to corporate governance to be generally considered when determining how to vote on a particular matter: (a) corporate management must be accountable to the board of directors; the board of directors is responsible for supervising management; the board reports to shareholders; the board should reinforce these concepts in making its appointments and by appropriately defining the separate roles of board members and management; (b) ownership rights should not be subordinated; minority shareholders should not be treated differently from controlling shareholders; all shareholders should be treated equally and all shares should have equal voting rights based upon the principle of “one share, one vote”; all shareholders have a right to receive proper notice of corporate actions and to vote on issues that have a material impact upon their investments; (c) the proxy vote is an important asset of a shareholder; ownership and voting rights should be used to support ethical conduct but not any particular external, social or political agenda at the expense of long-term returns; fiduciaries are obliged to exercise their ownership rights in order to optimise the long-term value of their investments; and (d) shareholders should have the ability to vote on issues which would have a material impact on a corporation.

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In general, the Investment Manager supports management on the following issues that are generally treated as routine matters: approval of the corporation’s independent registered public accounting firm; standard compensation plans; standard changes in capital or corporate structure; and other standard matters which do not raise issues of principle with respect to corporate governance.

The table on the following pages shows the list of issues, contained in the Policy, which are grouped into six major categories and are to be used as general guidelines for analysis in reaching an appropriate decision on how to vote in respect of a particular matter. Issues not specifically covered are resolved by the application of the General Principles to the guidelines and/or upon the advice of the proxy voting committee (as defined below) and such appropriately qualified, third party service provider as the Investment Manager may engage. The Investment Manager has retained Institutional Shareholder Services to vote proxies in accordance with this Policy.

1. GOVERNANCE

Board of Directors, Majority Independent	If the majority of nominees are not independent (e.g., do not have a direct relationship, other than a non-majority shareholders’ relationship, with the Corporation), the Investment Manager generally opposes the entire slate of nominees or, if possible, selectively opposes directors who are not independent.

Green Mail	Oppose entire slate of nominees, or specific nominees, if possible, who previously authorized green mail.

Excessive Compensation (“Golden Parachutes”)	Typically, the Investment Manager recommends opposing Boards or specific nominees, if possible, who previously authorized Golden Parachutes or other excessive compensation/severance.

Management Entrenchment	Boards or specific nominees, where applicable, should be opposed if they are found to have adopted an excessive number of defensive measures designed to entrench management.

Appointment of Interim Directors	Resolutions which would allow directors to appoint interim directors between annual meetings in order to replace those who resign or are otherwise removed between such meetings should typically be supported. Resolutions which would permit the appointment of interim directors for any other purpose should generally be opposed.

Attendance of Directors	If possible to withhold or oppose individual nominees, nominees who have attended less than 75% of Board meetings or less than 75% of applicable Board Committee meetings for two consecutive years should generally be opposed.

Resolution Implementation	The Investment Manager prefers opposing the slate of nominees or specific nominees, where possible, if they failed to implement the resolution of a shareholder, which received a favorable vote from the majority of shareholders.

Separation of Chairman and CEO	Separating the positions of Chairman and CEO is preferred except where the Board has a strong Corporate Governance Committee, comprised solely of independent directors or where the Board has an independent lead director (a

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non-management, independent board member who leads the independent board members and acts as a chair of board meetings where management is not present). Note: If selective opposition is available, oppose the nominee who is both Chairman and CEO. If selective opposition is not available, do not oppose the entire Board.

Size of Board	A Board with a maximum of 16 members is preferred, but priority is given to a competent Board comprised of a majority of independent directors.

Auditors	The Investment Manager prefers an audit committee comprised solely of independent directors. Auditors are generally expected to be reputable with routine rotation.

Classified Board	The annual election of directors is generally supported. Staggered/classified boards are typically opposed. If a staggered/classified board has been approved by shareholders, generally support those directors in conformity with the other guidelines.

Cumulative Voting	Cumulative voting, which allows all votes to be cast for a single candidate or for any two or more of them, should generally be opposed.

Liability and Indemnification	Generally, support proposals to limit directors’ liability and provide indemnification.

Continuance/Exporting Jurisdictions	Resolutions approving the continuance or export of a corporation into another jurisdiction are generally supported when management can demonstrate sound financial or business reasons for the move and opposed when they appear to be part of an anti-takeover defense or solely to limit directors’ liability. Consideration should be given to the effect on shareholders’ rights resulting from the change in jurisdiction.

Supermajority	The Investment Manager will generally oppose resolutions where management seeks to increase the number of votes required on an issue above the level provided for in local law.

Linked Proposals	Proposals which seek to link two elements (e.g., fair price and super majority or governance issue and dividend/right) should generally be opposed except where the two issues being linked are both beneficial to shareholders.

2. REORGANIZATIONS, MERGERS AND ANTI-TAKEOVER DEFENSES

Mergers	A merger is generally defined as the combining of two or more entities into one through a purchase, acquisition, amalgamation or a pooling of interests. In each case, consideration will be exchanged in the transaction. In some cases, a shareholder will be offered a choice of the type of consideration he/she wishes to receive (i.e., stock, cash or a combination of the two). Where shareholders are offered a choice of consideration, it would be rare for the voting decision to make reference to the type of consideration desired. Generally speaking, the voting decision involves voting for or against the merger. In general, the Investment Manager will vote in the following manner: (a) for mergers where there is only one type of consideration offered, the Investment Manager will

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support the merger if the Company’s board of directors supports the merger and if it appears the board is acting in the best interest of shareholders; (b) for mergers where the shareholder is offered a choice of consideration, the Investment Manager will support the merger and, if required, elect the consideration that maximizes value, after consultation with the appropriate business unit.

Fair Price Proposals	Generally support proposals which require a bidder to pay every shareholder a fair price for their shares providing: (a) they apply only to two-tier offers; (b) fair price is highest price paid at the time of voting decision; (c) the fair price is not linked to any anti-takeover provisions, provisions restricting shareholder’s rights, or any supermajority amendments; (d) fair price provisions are not applicable if tender offer has been approved by target’s board; and (e) fair price test is two-thirds of outstanding shares voted in favor of “fair price.”

Crown Jewels	Crown Jewel Defenses (when a company sells its most valuable assets to a friendly third party in order to frustrate a take-over attempt) are generally opposed. All takeover offers must nonetheless be analyzed on a case-by-case basis in order to assess the best interests of the shareholders.

Leveraged Buyouts	Generally support leveraged buyouts by management when it appears management has pursued the best interests of shareholders to seek maximum value. Relevant factors in determining whether management has pursued the best interests of shareholders include: (a) whether other bidders were allowed to make competing bids; (b) whether management used a “lock-up” device to prevent fairness in the bidding process; (c) whether management with control will match or exceed competing offers; and (d) whether a fairness opinion was issued and under what conditions.

Lock-ups	Lock-up agreements (e.g., in the context of a take-over bid, an arrangement which prevents competing bids for the offeree corporation’s shares) or similar arrangements must be closely scrutinized and should generally be opposed.

Green Mail	Payments from corporate funds of a premium price to selected shareholders without all shareholders being allowed to participate should be opposed. Proposals to prevent such payments of Green Mail should be supported.

Poison Pills (Shareholder Rights Plans)	Proposals to adopt Poison Pills must be closely scrutinized to ensure they are not intended to entrench management or unduly hinder a takeover offer. Where a Poison Pill appears to entrench management or hinder further offers, the Investment Manager will generally oppose a resolution adopting it. Poison Pills implemented through a plan that meets the following set of allowable criteria will usually be supported by the Investment Manager: (a) the acquiring person must acquire at least 20% of the outstanding shares before a Poison Pill can be triggered; the acquiring person should exclude employee benefit plans, institutional money managers and should exclude or grandfather existing ownership positions; (b) the bid should remain open for a minimum of 45 days and a maximum of 90 days; (c) the plan should contain a sunset clause; reconfirmation by shareholders must occur after no more than five years, preferably three; (d) a board of directors should not be able to waive one bid for another as long as all bids meet the requirements of permitted bids. The

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Board should not have the ability to disregard a bid; (e) the plan should not exclude partial bids as long as the partial bid means that the acquirer will own at least 50% of the outstanding voting shares; and (f) the plan should generally contain an exemption for lock-up agreements.

3. STOCK AND COMPENSATION PLANS

Option Dilution	The Investment Manager believes that the dilution caused by the excessive issuance of stock options is not in the best interests of Clients. Generally stock option plans should be opposed if dilution exceeds greater of 10% or 2% per annum over life of options. Exceptions may occur in highly competitive labor markets. Note that potential dilution is assessed with reference to all of a company’s existing and proposed stock option plans.

Option under Market	The Investment Manager generally opposes the grant of options or the implementation of stock option plans where the exercise price is less than 100% of the fair market value at the date of grant. The Investment Manager may support grants or plans with pre-determined formulas for determining exercise prices based on a weighted average trading price or an average of daily high and low trading prices for a short period of time prior to the time of the grant, provided there are no discounts.

Omnibus Plan	The Investment Manager prefers option plans that include a shareholder-approved, results driven formula. The Investment Manager will generally oppose omnibus plans that include 3 or more types of awards in one plan where the grant or exercise of awards is not linked to performance.

Director Compensation	Generally, resolutions approving bonuses/options should be opposed where there is a change of control.

Option Price Change	The Investment Manager generally opposes share option plans which allow directors or management to lower the exercise price of existing options or resolutions which seek to reduce the exercise price of outstanding options. Proposals to cancel and reissue options which appear to be an attempt to otherwise lower the exercise price of options should also generally be opposed.

Extension of Option Exercise Periods	The Investment Manager opposes proposals to extend the exercise period for existing options.

Employee Loans	Generally vote against proposals permitting a corporation to make loans to employees to buy stock/options with a note or loan from that corporation, unless lending is considered a regular part of the granting corporation’s business.

Pay for Performance	Incentive compensation plans, including restricted stock grants or options which are not related to corporate and/or individual performance, should generally be opposed

Employee Stock Purchase Plans	The Investment Manager believes that employee stock purchase plans are desirable because they can lead to greater alignment of interests and commitment from employees. The Investment Manager will typically approve

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employee stock purchase plans where: (a) shares available under the plan are purchased on the open market; (b) the voting power of shares available under the plan does not exceed 10% of the aggregate outstanding voting power of shares. Employee stock purchase plans with any of the following characteristics should generally be opposed: (a) a corporate loan is required to enable the purchase of shares, unless lending is considered a regular part of the granting corporation’s business; (b) shares available under the plan are being issued from treasury and may be purchased by employees for less than fair market value; or (c) the voting power of shares available under the plan dilutes aggregate voting power by greater than 10%.

Compensation for Outside Directors	In most cases the Investment Manager supports approving automatic granting of (unrestricted) stock as part of outside directors’ compensation in lieu of cash. The granting of options as part of outside directors’ compensation should be closely scrutinized. Generally oppose a grant of options to outside directors if there is no shareholder-approved formula or a capping of the options, or options granted on a change of control of the corporation or if issued from treasury.

Golden Parachutes	Proposals involving excessive compensation, including excessive golden parachutes for officers, employees or directors, which are contingent upon the merger/acquisition of the corporation with a resulting change in control, should generally be opposed. Support should be given to shareholder proposals seeking shareholder ratification of golden parachutes.

Option / Compensation Plans	The Investment Manager normally opposes option/compensation plans when full plan text is not included in the circular.

Amendments to Plans	Proposed amendments to existing stock option, share purchase or other compensation plans require only a review of the particular amendments, not the entire plan. The restatement or renewal of such a plan is akin to the adoption of a new plan; therefore, all aspects of the plan must be reviewed.

4. CAPITALIZATION

Dual Class	The creation of any new class of shares with voting rights unequal to other series in the class of shares or unequal to those of another class of shares creates concerns regarding management entrenchment and violates the principle of “one share, one vote.” The Investment Manager will normally oppose the creation or issuance of dual class voting stock.

Share Authorization	The Investment Manager supports proposals for the authorization of additional common shares, provided the amount requested is necessary for sound business reasons. Proposals which seek a 100% or more increase in authorized shares when management does not demonstrate a specific need should be closely scrutinized and opposed if not in the best interest of the Portfolio. In carefully scrutinizing such proposals, consideration should be given to factors, such as the size of the company, the nature of its industry, the number of authorized shares remaining available for issuance, and any anti-takeover effects.

Blank Cheque Preferreds	The Investment Manager generally opposes the authorization or increase of blank cheque preferred shares.

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Private Placements	Ordinarily support resolutions authorizing the corporation to issue over 25% of the issued and outstanding shares by way of private placements if the following criteria are met: (a) the subscription price for any securities issued must be set at market price; and (b) management has provided sound business reasons.

Tracking Stocks	Proposals to create tracking stock will be determined on a case-by-case basis. Consideration shall be given to the following factors in addition to any other relevant factors: (a) corporate governance changes — whether management bundling the proposal with other changes that are negative; (b) method of distribution — whether it is by stock dividend or IPO; (c) dilution of voting rights; (d) whether management has provided sound business reasons; and (e) whether management has evaluated other alternatives, such as a spin-off

5. SHAREHOLDER PROPOSALS

Shareholder Proposals Generally	As a general policy, the Investment Manager opposes shareholder proposals which seek to alter responsibility of directors to supervise management and provide a wide range of discretionary considerations which directors must take into account in evaluating a business proposal, e.g., place priority to suppliers, employees, community etc., above shareholders.

Shareholder Proposal Regarding Voting Procedures	The merits of proposals to change voting procedures (i.e. confidentiality) must be considered on a case by case basis.

Shareholder Proposals Regarding the Expensing of Stock Options	Shareholder proposals recommending a policy of expensing the cost of all future stock option grants on the company’s income statement are generally supported by the Investment Manager, unless management discloses the cost of option grants in notes to the financial statements and provides sound reasons for not expensing stock options.

Ethical Related Shareholder Proposals	While the Investment Manager generally recommends opposing shareholder proposals which seek to alter or constrict directors and management’s responsibility to manage the business, or seek to impose discretionary considerations which directors must take into account in evaluating business proposals, on occasion, shareholder proposals are brought which relate to uniquely important issues of social responsibility. The Investment Manager is of the view that the management of a corporation is best suited to consider these issues and to assess any contingent risks or liabilities to the company. However, where there are extenuating circumstances, the proxy voting committee may also consider taking an affirmative voting position on such proposals.

6. OTHER ISSUES

Conflicts of Interest	Abstain from voting of shares of The Toronto-Dominion Bank, or related issuers (see above).

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Other Business	The issue of voting on proposals relating to other business involves a balancing of two competing concerns. First, is the right of all shareholders to receive notice and disclosure of all matters brought before the meeting, and second, is the ability of companies to conduct efficient meetings and to deal with non-substantive issues that may arise. Since it is impossible to evaluate issues that may arise at the shareholders meeting, the Investment Manager recommends abstaining, where possible, on proposals relating to other business.

To ensure that the Investment Manager resolves all material conflicts of interest between the Portfolio and the Investment Manager and its affiliates and/or individuals making proxy voting decisions, the Policy requires that all voting decisions are made by individuals who are insulated from the business conducted by the Investment Manager and its affiliates, properly trained to identify conflicts of interests and properly instructed on appropriate action in the event a conflict of interest is identified. The Investment Manager has employed the services of Institutional Shareholder Services (“ISS”) to provide voting recommendations and to vote routine proxies generally in accordance with the Policy. A proxy voting committee, composed of employees of or persons providing services to, the Investment Manager (the “Committee”) will oversee the actions of ISS and the proxy voting process generally. In the event ISS identifies a conflict of interest or is unable to furnish a reasonable recommendation based on the Policy (an “Exception”), the chairman of the Committee will review the matter using such information as he deems appropriate. In certain circumstances, including an Exception, the chairman of the Committee shall refer matters to the Committee for consideration. The Committee will review the matter and determine what action is appropriate under the circumstances and in furtherance of the foregoing may consult another outside service provider for advice.

Other Expenses

Each Portfolio pays the expenses of its operations, including the costs of shareholder and Board meetings, the fees and expenses of blue sky and pricing services, independent registered public accounting firm, counsel, the Custodian and the Transfer Agent, reports and notices to shareholders, the costs of calculating net asset value, brokerage commissions or transaction costs, taxes, interest, insurance premiums, Investment Company Institute dues and the fees and expenses of qualifying the Portfolio and its shares for distribution under federal and state securities laws. In addition, each Portfolio pays for typesetting, printing and mailing proxy material, prospectuses, statements of additional information, notices and reports to existing shareholders, and the fees of the Independent Directors. Each Portfolio is also liable for such nonrecurring expenses as may arise, including costs of any litigation to which the Company may be a party, and any obligation it may have to indemnify the Company’s officers and Directors with respect to any litigation. The Company’s expenses generally are allocated among the Portfolios or Classes, as applicable, on the basis of relative net assets at the time of allocation, except that expenses directly attributable to a particular Portfolio or Class are charged to that Portfolio or Class.

Codes of Ethics

Each of the Company, the Investment Manager and the Distributor has adopted a code of ethics pursuant to Rule 17j-1 under the Investment Company Act with respect to certain of its personnel. These codes are designed to protect the interests of Portfolio shareholders. While each code contains provisions reasonably necessary to prevent personnel subject to the code from engaging in unlawful conduct, it does not prohibit such personnel from investing in securities, including securities that may be purchased or held by the Portfolios, so long as such investments are made pursuant to the code’s requirements. Each code is on file with the SEC and is available through the SEC’s EDGAR system.

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DIVIDENDS AND TAXES

Dividends

On each day that the net asset value (“NAV”) of a Portfolio is determined, such Portfolio’s net investment income will be declared at 4:00 p.m. (Eastern time) as a daily dividend to shareholders of record. Dividends begin to accrue on the business day that an order or payment are received by a Portfolio.

Each Portfolio calculates its dividends based on its daily net investment income. For this purpose, the net investment income of a Portfolio consists of accrued interest income plus market discount minus amortized bond premium and accrued expenses. Expenses of each Portfolio are accrued each day.

Because each Portfolio’s income is entirely derived from interest or gains from the sale of debt instruments, dividends from a Portfolio will not qualify for the dividends received deduction available to corporate shareholders. In addition, dividends from the Portfolios will not qualify for the 15% maximum tax rate applicable to certain dividends paid to non-corporate taxpayers.

Distributions of income realized with respect to market discount will be made, at least annually, as determined by the Board of Directors, to maintain each Portfolio’s NAV at $1.00 per share.

Dividends paid by a Portfolio that are properly designated as exempt-interest dividends will not be subject to regular federal income tax.

Dividends and other distributions by a Portfolio are generally treated under the Code as received by the shareholders at the time the dividend or distribution is made. However, any dividend or distribution declared by a Portfolio in October, November or December of any calendar year and payable to shareholders of record on a specified date in such a month shall be deemed to have been received by each shareholder on December 31 of such calendar year and to have been paid by the Portfolio not later than such December 31, provided such dividend is actually paid by the Portfolio during January of the following calendar year.

Capital Gain Distributions

If a Portfolio realizes any net capital gain, such gain will be distributed at least once during the year as determined by the Board of Directors, to maintain its NAV at $1.00 per share. Short-term capital gain distributions by a Portfolio generally are taxable to shareholders as ordinary income, not as capital gain. Any realized capital loss to the extent not offset by realized capital gain will be carried forward. Distributions of net capital gains, if any, designated as capital gain dividends are taxable as long-term capital gains (currently at the maximum rate of 15% for individuals for taxable years beginning on or before December 31, 2010), regardless of how long the shareholder has held the Portfolio’s shares, and are not eligible for the dividends-received deduction. It is not anticipated that a Portfolio will realize any long-term capital gain (i.e., gain from the sale of securities held for more than one year) and, therefore, does not expect to have any net capital gains, but if it does so, such gain will be distributed annually.

Tax Status of the Portfolios

Each Portfolio is treated as a separate entity from the other investment portfolios of the Company for federal income tax purposes. Each Portfolio intends to continue to meet the requirements of the Code applicable to regulated investment companies and to timely distribute all of its investment company

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taxable income and net capital gain, if any, to shareholders. Accordingly, it is not anticipated that any Portfolio will be liable for federal income or excise taxes. Qualification as a regulated investment company does not involve governmental supervision of management or investment practices or policies.

To qualify as a RIC, each Portfolio must, among other things: (a) derive at least 90% of its gross income in each taxable year from dividends, interest, payments with respect to securities loans and gains from the sale or other disposition of stock or securities or foreign currencies, other income (including, but not limited to, gains from options, futures or forward contracts) derived with respect to its business of investing in such stock, securities or currencies and net income derived from interests in “qualified publicly traded partnerships” (i.e., partnerships that are traded on an established securities market or tradable on a secondary market, other than partnerships that derive 90% of their income from interest, dividends, capital gains, and other traditional permitted mutual fund income); and (b) diversify its holdings so that, at the end of each quarter of the Portfolio’s taxable year, (i) at least 50% of the market value of the Portfolio’s assets is represented by cash, securities of other regulated investment companies, U.S. government securities and other securities, with such other securities limited, in respect of any one issuer, to an amount not greater than 5% of the Portfolio’s assets and not greater than 10% of the outstanding voting securities of such issuer and (ii) not more than 25% of the value of its assets is invested in the securities (other than U.S. government securities or securities of other regulated investment companies) of any one issuer, any two or more issuers that the Portfolio controls and that are determined to be engaged in the same or similar trades or businesses or related trades or businesses or in the securities of one or more qualified publicly traded partnerships.

As a regulated investment company, a Portfolio will not be subject to U.S. federal income tax on the portion of its taxable investment income and capital gains that it distributes to its shareholders, provided that it satisfies a minimum distribution requirement. To satisfy the minimum distribution requirement, the Portfolio must distribute to its shareholders at least the sum of (i) 90% of its “investment company taxable income” (i.e., income other than its net realized long-term capital gain over its net realized short-term capital loss), plus or minus certain adjustments, and (ii) 90% of its net tax-exempt income for the taxable year. The Portfolio will be subject to income tax at regular corporation rates on any taxable income or gains that it does not distribute to its shareholders.

The Code imposes a 4% nondeductible excise tax on a Portfolio to the extent it does not distribute by the end of any calendar year at least the sum of (i) 98% of its ordinary income for that year and (ii) 98% of its capital gain net income (both long-term and short-term) for the one-year period ending, as a general rule, on October 31 of that year. For this purpose, however, any ordinary income or capital gain net income retained by the Portfolio that is subject to corporate income tax will be considered to have been distributed by year-end. In addition, the minimum amounts that must be distributed in any year to avoid the excise tax will be increased or decreased to reflect any underdistribution or overdistribution, as the case may be, from the previous year. The Portfolios anticipate that they will pay such dividends and will make such distributions as are necessary in order to avoid the application of this excise tax.

If, in any taxable year, a Portfolio fails to qualify as a regulated investment company under the Code or fails to meet the distribution requirement, it will be taxed in the same manner as an ordinary corporation and distributions to its shareholders will not be deductible by the Portfolio in computing its taxable income. In addition, in the event of a failure to qualify, the Portfolio’s distributions, to the extent derived from the Portfolio’s current or accumulated earnings and profits, including any distributions of net tax-exempt income and net long-term capital gains, will be taxable to shareholders as dividend income. However, such dividends will be eligible (i) to be treated as qualified dividend income in the case of shareholders taxed as individuals and (ii) for the dividends received deduction in the case of corporate shareholders. Moreover, if the Portfolio fails to qualify as a regulated investment company in any year, it

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must pay out its earnings and profits accumulated in that year in order to qualify again as a regulated investment company. If the Portfolio fails to qualify as a regulated investment company for a period greater than two taxable years, the Portfolio may be required to recognize any net built-in gains with respect to certain of its assets (i.e., the excess of the aggregate gains, including items of income, over aggregate losses that would have been realized with respect to such assets if the Portfolio had been liquidated) if it qualifies as a regulated investment company in a subsequent year.

State and Local Tax Issues. Shareholders are urged to consult with their tax advisers as to whether any dividends paid by the U.S. Government Portfolio are exempt from state and local taxation. The exemption from state and local income taxation does not preclude states from assessing other taxes with respect to the ownership of U.S. government securities whether such securities are held directly or through the Company.

Federal Income Tax Issues — Municipal Portfolio, California Portfolio and New York Portfolio. Distributions from the Municipal Portfolio, the California Portfolio and the New York Portfolio will constitute exempt-interest dividends to the extent of the Portfolio’s tax-exempt interest income (net of expenses and amortized bond premium), if any. Exempt-interest dividends distributed to shareholders of the Municipal Portfolio, the California Portfolio and the New York Portfolio are excluded from gross income for federal income tax purposes. However, shareholders required to file a federal income tax return will be required to report the receipt of exempt-interest dividends on their returns. Moreover, while exempt-interest dividends are excluded from gross income for federal income tax purposes, they may be subject to AMT in certain circumstances and may have other collateral tax consequences as discussed below. Distributions by each Portfolio of any investment company taxable income (which includes any short-term capital gains and market discount) will be taxable to shareholders as ordinary income. Dividend distributions resulting from the ordinary income treatment of gain from the sale of bonds purchased with market discount are not considered income for purposes of the Municipal Portfolio’s investment policy of generating at least 80% of its income that is free from federal income tax.

Interest on indebtedness incurred by a shareholder to purchase or carry shares of the Municipal Portfolio, California Portfolio or New York Portfolio will not be deductible for U.S. federal income tax purposes. If a shareholder receives exempt-interest dividends with respect to any share of these Portfolios and if the share is held by the shareholder for six months or less, then any loss on the sale or exchange of the share may, to the extent of the exempt-interest dividends, be disallowed. In addition, the Code may require a shareholder that receives exempt-interest dividends to treat as taxable income a portion of certain otherwise non-taxable social security and railroad retirement benefit payments. Furthermore, a portion of any exempt-interest dividend paid by the Municipal Portfolio, California Portfolio or New York Portfolio that represents income derived from certain revenue or private activity bonds held by such Portfolio may not retain its tax-exempt status in the hands of a shareholder who is a “substantial user” of a facility financed by such bonds, or a “related person” thereof. Moreover, some or all of the exempt-interest dividends distributed by the Municipal Portfolio, California Portfolio or New York Portfolio may be a specific preference item, or a component of an adjustment item, for purposes of the federal individual and corporate alternative minimum taxes. In addition, the receipt of dividends and distributions from such Portfolios may affect a foreign corporate shareholder’s federal “branch profits” tax liability and the federal “excess net passive income” tax liability of a shareholder of a Subchapter S corporation. Shareholders should consult their own tax advisors as to whether they are (i) “substantial users” with respect to a facility or “related” to such users within the meaning of the Code or (ii) subject to a federal alternative minimum tax, the federal “branch profits” tax, or the federal “excess net passive income” tax.

Each Portfolio purchases municipal obligations based on opinions of bond counsel regarding the federal income tax status of the obligations. These opinions generally will be based on covenants by the issuers

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regarding continuing compliance with federal tax requirements. If the issuer of an obligation fails to comply with its covenant at any time, interest on the obligation could become subject to federal taxation, either prospectively or retroactively to the date the obligation was issued.

California Income Tax Issues — California Portfolio. As long as the California Portfolio continues to qualify as a regulated investment company under the Code, it will incur no California income or franchise tax liability on income and capital gains distributed to its shareholders.

California personal income tax law provides that exempt-interest dividends paid by a regulated investment company, or series thereof, from interest on obligations that are exempt from California personal income tax are excludable from gross income. For the Portfolio to qualify to pay exempt-interest dividends under California law, at least 50% of the value of its assets must consist of such obligations at the close of each quarter of its fiscal year. For purposes of California personal income taxation, distributions to individual shareholders derived from interest on other types of obligations or from capital gains will be subject to tax. Interest on indebtedness incurred or continued by a shareholder in connection with the purchase of shares of the Portfolio will not be deductible for California personal income tax purposes.

California has an alternative minimum tax similar to the federal AMT described above. However, the California AMT does not include interest from private activity municipal obligations as an item of tax preference. Dividends and distributions from the Portfolio are not exempt from California state corporate income or franchise taxes.

New York Income Tax Issues — New York Portfolio. Individual shareholders of the New York Portfolio resident in New York state will not be subject to state income tax on distributions received from the New York Portfolio to the extent such distributions are attributable to interest on tax-exempt obligations of the state of New York and its political subdivisions, and obligations of the Governments of Puerto Rico, the Virgin Islands and Guam, provided that such interest is exempt from federal income tax pursuant to Section 103(a) of the Code, and that the New York Portfolio qualifies as a regulated investment company and satisfies the requirements of the Code necessary to pay exempt-interest dividends, including the requirement that at least 50% of the value of its assets at the close of each quarter of its taxable year be invested in state, municipal or other obligations the interest on which is excluded from gross income for federal income tax purposes under Section 103(a) of the Code. Individual shareholders who reside in New York City will be able to exclude such distributions for city income tax purposes. Other distributions from the New York Portfolio, including those related to market discount and capital gains, generally will not be exempt from state or city income tax. Distributions from the New York Portfolio will be included in net income, and shares of the New York Portfolio will be included in investment capital in determining state franchise or city general corporation taxes for corporate shareholders. Shares of the New York Portfolio will not be subject to any state or city property tax. Shareholders of the New York Portfolio should consult their advisers about other state and local tax consequences of their investments in the Portfolio.

Other Tax Information

Each of the Portfolios may invest in obligations, such as zero coupon bonds, issued with original issue discount (“OID”) for federal income tax purposes. Accrued OID constitutes income subject to the distribution requirements applicable to regulated investment companies, although such income may not

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be represented by receipt of any cash payment. Accordingly, it may be necessary for a Portfolio to dispose of other assets in order to satisfy such distribution requirements.

As of October 31, 2006, the Money Market Portfolio had a capital loss carryforwards of $138,493. As of October 31, 2006, the Municipal Portfolio had capital loss carryforwards of $151,065. For federal income tax purposes, capital loss carryforwards generally may be carried forward and applied against future capital gains. The Portfolios’ capital loss carryforwards will expire between October 31, 2010 and October 31, 2014.

Upon the sale or exchange of his shares, a shareholder will realize a taxable gain or loss equal to the difference between the amount realized and his basis in his shares. A redemption of shares by a Portfolio will be treated as a sale for this purpose. Such gain or loss will be treated as capital gain or loss if the shares are capital assets in the shareholder’s hands, and will be long-term capital gain or loss if the shares are held for more than one year and short-term capital gain or loss if the shares are held for one year or less. Any loss realized on a sale or exchange will be disallowed to the extent the shares disposed of are replaced, including replacement through the reinvesting of dividends and capital gains distributions in the fund, within a 61-day period beginning 30 days before and ending 30 days after the disposition of the shares. In such a case, the basis of the shares acquired will be increased to reflect the disallowed loss. Any loss realized by a shareholder on the sale of a Portfolio share held by the shareholder for six months or less will be treated for U.S. federal income tax purposes as a long-term capital loss the extent of any distributions or deemed distributions of long-term capital gains received by the shareholder with respect to such share. If a shareholder incurs a sales charge in acquiring shares of the Portfolio, disposes of those shares within 90 days and then acquires shares in a mutual fund for which the otherwise applicable sales charge is reduced by reason of a reinvestment right (e.g., an exchange privilege), the original sales charge will not be taken into account in computing gain/loss on the original shares to the extent the subsequent sales charge is reduced. Instead, the disregarded portion of the original sales charge will be added to the tax basis of the newly acquired shares. Furthermore, the same rule also applies to a disposition of the newly acquired shares made within 90 days of the second acquisition. This provision prevents a shareholder from immediately deducting the sales charge by shifting his or her investment within a family of mutual funds.

If a shareholder recognizes a loss with respect to a Portfolio’s shares of $2 million or more for an individual shareholder or $10 million or more for a corporate shareholder, the shareholder must file with the IRS a disclosure statement on Form 8886. Direct shareholders of portfolio securities are in many cases exempted from this reporting requirement, but under current guidance, shareholders of a regulated investment company are not exempted. The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer’s treatment of the loss is proper. Shareholders should consult their tax advisors to determine the applicability of these regulations in light of their individual circumstances. Under recently enacted legislation, certain tax-exempt entities and their managers may be subject to excise tax if they are parties to certain reportable transactions.

The Transfer Agent will send each shareholder a notice in January describing the tax status of dividend and capital gain distributions (where applicable) for the prior year.

Each Portfolio is currently required by law to withhold 28% (“back-up withholding”) of certain taxable dividends, distributions of capital gains and redemption proceeds paid to certain shareholders who do not furnish a correct taxpayer identification number (in the case of individuals, a social security number and, in the case of entities, an employer identification number) and in certain other circumstances. Any tax withheld as a result of backup withholding does not constitute an additional tax imposed on the shareholder of the account, and generally may be claimed as a credit or a refund on such shareholder’s

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federal income tax return. You should consult your own tax adviser regarding the withholding requirement.

Dividends from investment company taxable income (which includes any short-term capital gains and market discount) paid to foreign investors generally will be subject to a 30% (or lower treaty rate) withholding tax. However, for taxable years beginning before January 1, 2008, certain “interest-related dividends” and “short-term capital gain dividends” paid by a Portfolio to a foreign shareholder and designated as such by the Portfolio would be eligible for an exemption from the 30% U.S. withholding tax. Interest-related dividends generally are dividends derived from certain interest income earned by a Portfolio that would not be subject to such tax if earned by a foreign shareholder directly. Short-term capital gain dividends generally are dividends derived from the excess of a Portfolio’s net short-term capital gains over net long-term capital losses. The Portfolios intend to make such designations. In order to qualify for this exemption from withholding, a foreign shareholder will need to comply with applicable certification requirements relating to its non-U.S. status (including, in general, furnishing an IRS Form W-8BEN or substitute Form). In the case of shares held through an intermediary, the intermediary may withhold even if the Portfolio designates the payment as qualified net interest income or qualified short-term capital gain. Foreign shareholders should contact their intermediaries with respect to the application of these rules to their accounts.

In general, United States federal withholding tax will not apply to any gain or income realized by a foreign shareholder in respect of any distributions of net long-term capital gains over net short-term capital losses, exempt-interest dividends, or upon the sale or other disposition of shares of a Portfolio.

The information above, together with the information set forth in the Prospectus and this SAI, is only a summary of some of the federal income tax consequences generally affecting each Portfolio and its shareholders, and no attempt has been made to present a detailed explanation of the tax treatment of each Portfolio or to discuss individual tax consequences. In addition to federal income taxes, shareholders may be subject to state and local taxes on Company distributions, and shares may be subject to state and local personal property taxes. Investors should consult their tax advisers to determine whether a Portfolio is suitable to their particular tax situation.

Foreign shareholders should consult their tax advisers regarding foreign tax consequences applicable to their purchase of Company shares.

Independent Registered Public Accounting Firm

The Company’s independent registered public accounting firm, Ernst & Young LLP, 5 Times Square, New York, NY 10036, audits and reports on the Company’s annual financial statements, reviews certain regulatory reports, prepares the Company’s federal income tax returns, and performs other professional accounting, auditing, tax and advisory services when engaged to do so by the Company. Shareholders will receive annual audited financial statements and semi-annual unaudited financial statements.

SHARE PRICE CALCULATION

Portfolio Business Days. The Portfolios are open for business on days when the NYSE and the Federal Reserve Bank are open for business. The Portfolios may elect, in their discretion, if it is determined to be in shareholders’ best interest, to be open on days when the NYSE is open but the Fed is closed or to be open on days when the Fed is open but the NYSE is closed, except for Good Friday. Currently, the NYSE is closed on weekends and certain holidays. A Portfolio may close early on any Portfolio Business Day on which the Bond Market Association (“BMA”) recommends that bond market close early. In addition, Portfolio shares cannot be purchased by Federal Reserve wire on federal holidays on which wire transfers are restricted.

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The price of a Portfolio share on any given day is its NAV. Each Portfolio calculates its NAV each Portfolio Business Day as of the close of regular trading on the NYSE, generally 4:00 p.m. (Eastern time). Each Portfolio’s shares are purchased and sold at the next NAV per share calculated after an order and, in the case of purchase orders, payment is received by the Portfolio in the manner described in the Prospectus under “How to Buy and Sell Shares.”

Note: The time at which transactions and shares are priced and the time until which orders are accepted may be changed in case of an emergency.

Each Portfolio values its portfolio instruments at amortized cost, which means that they are valued at their acquisition cost, as adjusted for amortization of premium or accretion of discount, rather than at current market value. The amortized cost value of an instrument may be higher or lower than the price each Portfolio would receive if it sold the instrument.

Valuing a Portfolio’s instruments on the basis of amortized cost and use of the term “money market fund” are permitted by Rule 2a-7.

Each Portfolio must adhere to certain conditions under Rule 2a-7. The Board of Directors of the Company oversees the Investment Manager’s adherence to SEC rules concerning money market funds, and has established procedures designed to stabilize each Portfolio’s NAV per share at $1.00. At such intervals as they deem appropriate, the Board of Directors considers the extent to which NAV calculated by using market valuations would deviate from $1.00 per share. Market valuations are obtained by using actual quotations provided by market makers, estimates of current market value, or values obtained from yield data relating to classes of money market instruments published by reputable sources at the mean between the bid and asked prices of the instruments. If a deviation were to occur between the NAV per share calculated by reference to market values and a Portfolio’s NAV per share, which the Board of Directors of the Company believed may result in material dilution or other unfair results to shareholders, the Directors have agreed promptly to consider what corrective action they deem appropriate to eliminate or reduce, to the extent reasonably practicable, the dilution or unfair results. Such corrective action could include selling portfolio securities prior to maturity; withholding dividends; redeeming shares in kind; establishing NAV by using available market quotations; and such other measures as the Directors may deem appropriate.

During periods of declining interest rates, each Portfolio’s yield based on amortized cost may be higher than the yield based on market valuations. Under these circumstances, a shareholder of any Portfolio would be able to retain a somewhat higher yield than would result if each Portfolio utilized market valuations to determine its NAV. The converse would apply in a period of rising interest rates.

ADDITIONAL PURCHASE AND REDEMPTION INFORMATION

For additional information regarding purchasing and selling shares of the Portfolios, see “How to Buy and Sell Shares” in the Prospectus.

Shares of each Portfolio are sold on a continuous basis by financial intermediaries that have entered into selling agreements with the Distributor.

The Investor Class of each Portfolio does not currently impose a minimum for initial or subsequent investments. However, minimum requirements may be imposed or changed at any time. For the Premium Class shares of the Money Market Portfolio, there is a $100,000 minimum for initial purchases ($15,000 for retirement accounts and $25,000 for TD Ameritrade customers with brokerage account balances of at least $100,000) and a $5,000 minimum for subsequent purchases ($2,000 for retirement accounts) of shares. The Premium Class of the Money Market Portfolio has a minimum balance requirement of

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$20,000 ($15,000 for retirement accounts) for each shareholder account. The Money Market Portfolio may waive these requirements at any time in its discretion. In addition, the Transfer Agent may charge a $5.00 fee for redemptions of less than $5,000 worth of shares of the Premium Class shares of the Money Market Portfolio. If applicable, each Portfolio may waive minimum investment requirements, if any, for purchases by directors, officers or employees of the Company, TD Ameritrade or any of its subsidiaries.

Sweep accounts may be subject to minimum purchase and minimum balance requirements established by the financial intermediary through which you purchase shares. In addition, Portfolio shares may be subject to redemption should the brokerage account in which they are held be closed or if your account fails to meet requirements established by your financial intermediary with respect to eligibility for sweep arrangements, including requirements relating to minimum account balances.

To the extent that portfolio securities are traded in other markets on days when the NYSE or the Fed is closed, a Portfolio’s NAV may be affected on days when investors do not have access to the Company to purchase or redeem shares. In addition, trading in some of a Portfolio’s securities may not occur on days when the Portfolio is open for business.

If the Board of Directors determines that existing conditions make cash payments undesirable, redemption payments may be made in whole or in part in securities or other property, valued for this purpose as they are valued in computing a Portfolio’s NAV. Shareholders receiving securities or other property on redemption may realize a gain or loss for tax purposes, and will incur any costs of sale, as well as the associated inconveniences. An in kind distribution of portfolio securities will be less liquid than cash. The shareholder may have difficulty in finding a buyer for portfolio securities received in payment for redeemed shares. Portfolio securities may decline in value between the time of receipt by the shareholder and conversion to cash. A redemption in kind of a Portfolio’s portfolio securities could result in a less diversified portfolio of investments for the Portfolio and could affect adversely the liquidity of the Portfolio’s portfolio.

The Company may suspend redemption rights and postpone payments at times when trading on the NYSE is restricted, the NYSE is closed for any reason other than its customary weekend or holiday closings, emergency circumstances as determined by the SEC exist, or for such other circumstances as the SEC may permit.

SHAREHOLDER INFORMATION

Each Portfolio issues shares of common stock in the Company. The Board of Directors may increase the number of authorized shares or create additional series or classes of Company or Portfolio shares without shareholder approval. Shares are fully paid and non-assessable when issued, are transferable without restriction, and have no preemptive or conversion rights. Shares of the Company have equal rights with respect to voting, except that the holders of shares of a Portfolio or Class will have the exclusive right to vote on matters affecting only the rights of the holders of that Portfolio or Class. For example, shareholders of a Portfolio will have the exclusive right to vote on any investment management agreement or investment restriction that relates only to that Portfolio, and shareholders of a Class will have the exclusive right to vote on any 12b-1 Plan related only to that Class. Shareholders of the Portfolios of the Company do not have cumulative voting rights, and, therefore, the holders of more than 50% of the outstanding shares of the Company voting together for the election of Directors may elect all of the members of the Board of Directors. In such event, the remaining holders cannot elect any members of the Board of Directors.

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The Board of Directors may authorize the issuance of additional shares, and may, from time to time, classify or reclassify issued or any unissued shares to create one or more new classes or series in addition to those already authorized by setting or changing in any one or more respects the designations, preferences, conversion or other rights, voting powers, restrictions, limitations as to dividends, qualifications, or terms or conditions of redemption, of such shares; provided, however, that any such classification or reclassification shall not substantially adversely affect the rights of holders of issued shares. Any such classification or reclassification will comply with the provisions of the Investment Company Act.

The Articles of Incorporation currently permit the Directors to issue the following number of full and fractional shares, par value $.0001: 33 billion shares of the Money Market Portfolio with 11 billion shares designated to the Investor Class, 6 billion shares designated to the Premium Class, 14 billion shares designated to Class A, and 2 billion shares designated to the Select Class; 20 billion shares of the U.S. Government Portfolio with 12 billion shares designated to the Investor Class and 8 billion shares designated to Class A; 10 billion shares of the Municipal Portfolio with 5 billion shares designated to each of the Investor Class and Class A; 10 billion shares of the California Portfolio with 8 billion shares designated to the Investor Class and 2 billion shares designated to Class A; and 10 billion shares of the New York Portfolio with 8 billion shares designated to the Investor Class and 2 billion shares designated to Class A. Each share of an investment Class is entitled to participate pro rata in the dividends and distributions from that Class.

The Company will not normally hold annual shareholders’ meetings. Under Maryland law and the Company’s By-laws, an annual meeting is not required to be held in any year in which the election of Directors is not required to be acted upon under the Investment Company Act. The Company’s By-Laws provide that special meetings of shareholders, unless otherwise provided by law or by the Articles of Incorporation, may be called for any purpose or purposes by a majority of the Board of Directors, the Chairman of the Board, the President, or the written request of the holders of at least 10% of the outstanding shares of capital stock of the Company entitled to be voted at such meeting to the extent permitted by Maryland law.

Each Director serves until the next election of Directors and until the election and qualification of his successor or until such Director sooner dies, resigns, retires or is removed by the affirmative vote of a majority of the outstanding voting securities of the Company. In accordance with the Investment Company Act (i) the Company will hold a shareholder meeting for the election of Directors at such time as less than a majority of the Directors have been elected by shareholders, and (ii) if, as a result of a vacancy in the Board of Directors, less than two-thirds of the Directors have been elected by the shareholders, that vacancy will be filled only by a vote of the shareholders.

Share Ownership

On January 31, 2007 no person owned beneficially or of record 5% or more of the outstanding shares of any Portfolio.

95

ANNEX A — RATINGS OF INVESTMENTS

STANDARD AND POOR’S, MOODY’S INVESTORS SERVICE, FITCH, AND DBRS RATINGS

Commercial paper rated by Standard & Poor’s (“S&P”) has the following characteristics: Liquidity ratios are adequate to meet cash requirements. The issuer has access to at least two additional channels of borrowing. Basic earnings and cash flow have an upward trend with allowance made for unusual circumstances. Typically, the issuer’s industry is well established and the issuer has a strong position within the industry. The reliability and quality of management are unquestioned. Relative strength or weakness of the above factors determine whether the issuer’s commercial paper is rated A-1, A-2 or A-3.

The ratings Prime-1 and Prime-2 are the two highest commercial paper ratings assigned by Moody’s Investors Service (“Moody’s”). Among the factors considered by them in assigning ratings are the following: (1) evaluation of the management of the issuer; (2) economic evaluation of the issuer’s industry or industries and an appraisal of speculative-type risks which may be inherent in certain areas; (3) evaluation of the issuer’s products in relation to competition and customer acceptance; (4) liquidity; (5) amount and quality of long-term debt; (6) trend of earnings over a period of ten years; (7) financial strength of a parent company and the relationships that exist with the issuer; and (8) recognition by the management of obligations which may be present or may arise as a result of public interest questions and preparations to meet such obligations. Relative strength or weakness of the above factors determines whether the issuer’s commercial paper is rated Prime-1, -2 or -3.

When Fitch assigns ratings, the agency considers the historical and prospective financial condition, quality of management, and operating performance of the issuer and of any guarantor, any special features of a specific issue or guarantee, the issue’s relationship to other obligations of the issuer, as well as developments in the economic and political environment that might affect the issuer’s financial strength and credit quality. In the case of a structured financing, the quality of its underlying assets and the integrity of its legal structure are considered. In the case of banks, for which sector there is a history of rescue by sovereign “lenders of last resort” or by major shareholders, the potential strength of any such support is also taken into account in the ratings. Relative strength or weakness of the above factors determine whether the issuer’s commercial paper is rated F-1, F-2 or F-3.

DBRS fundamentally defines its credit ratings as forward-looking measures that assess an issuer’s ability and willingness to make timely payments of principal and interest. Any credit rating is never static, as the economic and competitive environment in which many companies operate is constantly changing. DBRS ratings for cyclical companies address credit risk through the cycle and do not contemplate rating changes as business cycles move, unless these moves result in a fundamental weakening of the credit. As such, DBRS accounts for risk through the business cycle by allowing a degree of variability in relative creditworthiness within each rating category. This allows credit quality to fluctuate within the bounds of the rating, without requiring an upgrade or downgrade. Credit ratings are not buy, hold, or sell recommendations, but rather the result of qualitative and quantitative analysis focusing solely on the credit quality of the issuer and its underlying obligations. Furthermore, DBRS and its analysts have no involvement in the pricing or trading of rated securities. Relative strength or weakness of the above factors determine whether the issuer’s commercial paper is rated R-1, R-2, R-3, R-4 or R-5.

MUNICIPAL NOTES

Ratings of Moody’s for state and municipal notes and other short-term loans will be designated Moody’s Investment Grade (“MIG”). This distinction is in recognition of the differences between short-term credit risk and long-term credit risk. Factors affecting the liquidity of the borrower are uppermost in importance in short-term borrowing, while various factors of the first importance in bond risk are of lesser importance in the short run. Loans designated MIG-1 are of the best quality, enjoying strong protection from

A-1

established cash flows of funds for their servicing or from established and broad-based access to the market for refinancing, or both. Loans designated MIG-2 are of high quality, with margins of protection ample although not so large as in the preceding group.

STANDARD & POOR’S BOND RATINGS

AAA. An obligation rated ‘AAA’ has the highest rating assigned by Standard & Poor’s. The obligor’s capacity to meet its financial commitment on the obligation is extremely strong.

AA. An obligation rated ‘AA’ differs from the highest-rated obligations only to a small degree. The obligor’s capacity to meet its financial commitment on the obligation is very strong.

A. An obligation rated ‘A’ is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor’s capacity to meet its financial commitment on the obligation is still strong.

BBB. An obligation rated ‘BBB’ exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

MOODY’S INVESTORS SERVICE BOND RATINGS

Aaa. Obligations rated Aaa are judged to be of the highest quality, with minimal credit risk.

Aa. Obligations rated Aa are judged to be of high quality and are subject to very low credit risk.

A. Obligations rated A are considered upper-medium grade and are subject to low credit risk.

Baa. Obligations rated Baa are subject to moderate credit risk. They are considered medium-grade and as such may possess certain speculative characteristics.

FITCH BOND RATINGS

AAA. Highest credit quality. ‘AAA’ ratings denote the lowest expectation of credit risk. They are assigned only in case of exceptionally strong capacity for payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

AA. Very high credit quality. ‘AA’ ratings denote expectations of very low credit risk. They indicate very strong capacity for payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

A. High credit quality. ‘A’ ratings denote expectations of low credit risk. The capacity for payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to changes in circumstances or in economic conditions than is the case for higher ratings.

BBB. Good credit quality. ‘BBB’ ratings indicate that there are currently expectations of low credit risk. The capacity for payment of financial commitments is considered adequate but adverse changes in circumstances and economic conditions are more likely to impair this capacity. This is the lowest investment grade category.

A-2

DBRS BOND RATINGS

AAA. Long-term debt rated AAA is of the highest credit quality, with exceptionally strong protection for the timely repayment of principal and interest. Earnings are considered stable, the structure of the industry in which the entity operates is strong, and the outlook for future profitability is favourable. There are few qualifying factors present that would detract from the performance of the entity. The strength of liquidity and coverage ratios is unquestioned and the entity has established a credible track record of superior performance. Given the extremely high standard that DBRS has set for this category, few entities are able to achieve a AAA rating.

AA. Long-term debt rated AA is of superior credit quality, and protection of interest and principal is considered high. In many cases they differ from long-term debt rated AAA only to a small degree. Given the extremely restrictive definition DBRS has for the AAA category, entities rated AA are also considered to be strong credits, typically exemplifying above-average strength in key areas of consideration and unlikely to be significantly affected by reasonably foreseeable events.

A. Long-term debt rated “A” is of satisfactory credit quality. Protection of interest and principal is still substantial, but the degree of strength is less than that of AA rated entities. While “A” is a respectable rating, entities in this category are considered to be more susceptible to adverse economic conditions and have greater cyclical tendencies than higher-rated securities.

BBB. Long-term debt rated BBB is of adequate credit quality. Protection of interest and principal is considered acceptable, but the entity is fairly susceptible to adverse changes in financial and economic conditions, or there may be other adverse conditions present which reduce the strength of the entity and its rated securities.

A-3

PART C

OTHER INFORMATION

TD ASSET MANAGEMENT USA FUNDS INC.

Item 23. Exhibits.

(a)	(1)	Articles of Incorporation dated August 16, 1995 (see Note B)

(2)	Articles of Amendment to Articles of Incorporation dated December 18, 1997 (see Note D)

(3)	Articles of Amendment to Articles of Incorporation dated March 12, 1998 (see Note E)

(4)	Articles of Amendment to Articles of Incorporation dated July 22, 1998 (see Note G)

(5)	Articles of Amendment to Articles of Incorporation dated March 29, 1999 (see Note G)

(6)	Articles of Amendment to Articles of Incorporation dated September 20, 1999 (see Note G)

(7)	Articles of Amendment to Articles of Incorporation dated November 8, 1999 (see Note H)

(8)	Articles of Amendment to Articles of Incorporation dated November 4, 2005 (see Note N)

(9)	Articles Supplementary to Articles of Incorporation dated November 4, 2005 (see Note N)

(10)	Articles of Amendment to Articles of Incorporation dated October 3, 2006 (see Note P)

(11)	Articles Supplementary to Articles of Incorporation dated October 3, 2006 (see Note P)

(12)	Articles of Amendment to Articles of Incorporation dated December 15, 2006 (see Note Q)

(13)	Articles Supplementary to Articles of Incorporation dated December 15, 2006 (see Note S)

(b)	By-Laws, as amended to date (see Note Q)

(c)	Instruments Defining Shareholder Rights (incorporated by reference to Exhibits (a) and (b) to the Registration Statement, as incorporated herein)

(d)	(1)	Investment Management Agreement between Registrant and Waterhouse Asset Management, Inc., on behalf of Money Market Portfolio, U.S. Government Portfolio and Municipal Portfolio, dated October 15, 1996 (see Note C)

(2)	Amendment to Investment Management Agreement between Registrant and TD Waterhouse Asset Management, Inc., relating to the provision of services to California Municipal Money Market Portfolio and New York Municipal Money Market Portfolio, dated August 31, 2000 (see Note I)

(3)	Amendment to Investment Management Agreement, reflecting name changes, dated June 1, 2005 (see Note O)

(4)	Amendment to Investment Management Agreement, reflecting fee reduction (see Note O)

(5)	Amendment to Investment Management Agreement relating to the provision of services to TDAM Institutional Money Market Fund, TDAM Institutional U.S. Government Fund, TDAM Short-Term Investment Fund and TDAM Short-Term Bond Fund, dated September 18, 2006 (see Note Q)

(e)	(1)	Distribution Agreement between Registrant and Funds Distributor, Inc., on behalf of Money Market Portfolio, U.S. Government Portfolio, Municipal Portfolio, California Municipal Money Market Portfolio and New York Municipal Money Market Portfolio, dated April 11, 2001 (see Note J)

(2)	Amendment to Distribution Agreement dated December 12, 2005 (see Note O)

(3)	Amended Exhibit A to Distribution Agreement dated September 18, 2006 (see Note Q)

(4)	Form of Selling Group Member Agreement (see Note Q)

(5)	Form of Dealer Agreement (see Note Q)

(f)	Inapplicable

(g)	(1)	Custody Agreement between Registrant and The Bank of New York, on behalf of Money Market Portfolio, U.S. Government Portfolio and Municipal Portfolio, dated December 19, 1995 (see Note B)

(2)	Amendment to Custody Agreement between Registrant and The Bank of New York, on behalf of Money Market Portfolio, U.S. Government Portfolio and Municipal Portfolio, dated December 10, 1997 (see Note E)

(3)	Amendment to Custody Agreement between Registrant and The Bank of New York, relating to the provision of services to California Municipal Money Market Portfolio and New York Municipal Money Market Portfolio, dated August 1, 2000 (see Note I)

(4)	Amendment to Custody Agreement between Registrant and The Bank of New York dated June 6, 2001 (see Note J)

(5)	Amended Appendix B to the Custody Agreement dated September 18, 2006 (see Note Q)

(6)	Amended and Restated Foreign Custody Manager Agreement between Registrant and The Bank of New York dated June 6, 2001 (see Note J)

(7)	Amendment to Amended and Restated Foreign Custody Manager Agreement dated September 18, 2006 (see Note Q)

(h)	(1)	Transfer Agency and Dividend Disbursing Agency Agreement between Registrant and National Investor Services Corp., on behalf of Money Market Portfolio, U.S. Government Portfolio and Municipal Portfolio, dated September 8, 1999 (see Note G)

(2)	Amendment to Transfer Agency and Dividend Disbursing Agency Agreement between Registrant and National Investor Services Corp., relating to the provision of services to California Municipal Money Market Portfolio and New York Municipal Money Market Portfolio, dated August 1, 2000 (see Note I)

(3)	Amended and Restated Transfer Agency and Dividend Disbursing Agency Agreement between Registrant and National Investors Services Corp., on behalf of Money Market Portfolio, U.S. Government Portfolio, Municipal Portfolio, California Municipal Money Market Portfolio and New York Municipal Money Market Portfolio, dated December 9, 2004 (see Note M)

(4)	Amendment to Amended and Restated Transfer Agency and Dividend Disbursing Agency Agreement between Registrant and National Investor Services Corp., relating to a change in fees (see Note O)

(5)	Form of Transfer Agency and Dividend Disbursing Agency Agreement between Registrant and BISYS Fund Services Ohio, Inc. relating to the provision of services to TDAM Short-Term Investment Fund, TDAM Short-Term Bond Fund, TDAM Institutional Money Market Fund and TDAM Institutional U.S. Government Fund (see Note Q)

(6)	Form of Shareholder Servicing Plan (see Note A)

(7)	Form of Shareholder Services Agreement (see Note A)

(8)	Shareholder Services Agreement for Waterhouse Securities Inc. (predecessor to TD Waterhouse Investor Services, Inc.) dated October 15, 1996 (see Note C)

(9)	Amendment to Shareholder Services Agreement for TD Waterhouse Investor Services, Inc. dated March 7, 2001 (see Note J)

(10)	Amended Form of Shareholder Services Agreement for TD Waterhouse Affiliated Broker/Dealers (see Note M)

(11)	Form of Shareholder Services Agreement for TD Ameritrade, Inc. dated December 11, 2006 (see Note S)

(12)	Shareholder Services Agreement for TD Banknorth dated September 18, 2006 (see Note R)

(13)	Administration Agreement between Registrant and TD Asset Management USA Inc. dated June 1, 2005 (see Note O)

(14)	Amendment to Administration Agreement between Registrant and TD Asset Management USA Inc., reflecting elimination of fees (see Note O)

(15)	Amendment to Administration Agreement between Registrant and TD Asset Management USA Funds Inc. dated September 18, 2006 (see Note Q)

(16)	Sub-Administration Agreement between the Administrator and Funds Distributor, Inc. dated April 11, 2001 (see Note J)

(17)	Assignment of Sub-Administration Agreement dated June 1, 2005 (see Note O)

(18)	Amended Schedule A to the Sub-Administration Agreement between TD Asset Management USA Inc. and Fund Distributor, Inc. dated September 18, 2006 (see Note Q)

(19)	State Registration Services Agreement between Registrant and Clear Sky Corporation dated November 27, 1995 (see Note B)

(20)	Amendment to State Registration Services Agreement dated September 18, 2006 (see Note Q)

(21)	Accounting Services Agreement between TD Waterhouse Investor Services, Inc. and SEI Investments Mutual Funds Services dated September 1, 2000 (see Note I)

(22)	Amendment to Accounting Services Agreement dated May 31, 2005 (see Note O)

(23)	Amendment to Accounting Services Agreement dated August 31, 2005 (see Note O)

(24)	Amended Schedule A to Accounting Services Agreement dated September 18, 2006 (see Note Q)

(i)	Opinion and Consent of Venable LLP as to legality of the securities being registered (see Note P)

(j)	(1)	Consent of Willkie Farr & Gallagher LLP (filed herewith)

(2)	Consent of Independent Registered Public Accounting Firm (filed herewith)

(k)	Inapplicable

(l)	(1)	Subscription Agreement between Registrant and FDI Distribution Services, Inc. dated December 12, 1995 (see Note A)

(2)	Subscription Agreement between Registrant and FDI Distribution Services, Inc., on behalf of California Municipal Money Market Portfolio and New York Municipal Money Market Portfolio, dated August 31, 2000 (see Note J)

(m)	(1)	Registrant’s Distribution Plan (see Note N)

(2)	Amended Exhibit A to the Distribution Plan (See Note S)

(n)	Amended and Restated Multiple Class Plan pursuant to Rule 18f-3 for Registrant dated December 11, 2006 (see Note S)

(o)	Reserved

(p)	(1)	Code of Ethics of Registrant approved December 11, 2006 (see Note Q)

(2)	Code of Ethics of the Investment Manager dated June 2005 (see Note O)

(3)	Amended Code of Ethics of Investment Manager dated June 2005, revised as of July 28, 2005 (see Note O)

(4)	Amended Code of Ethics of Investment Manager dated November 1, 2006 (see Note Q)

(5)	Code of Ethics of BISYS Fund Services and Affiliates, including the Distributor, as of January 1, 2007 (filed herewith)

(6)	SEI Investments Global Funds Services and SEI Investments Funds Management Code of Ethics (see Note M)

Other Exhibits:

Power of Attorney for George F. Staudter, Richard Dalrymple and Lawrence Toal dated June 12, 1996 (see Note C)

Power of Attorney for Peter B.M. Eby dated September 19, 2002 (see Note K)

Delegation Agreement for Retail Funds dated September 19, 2002 (see Note L)

Note A:	Filed as an exhibit to Pre-Effective Amendment No. 2 to Registrant’s Registration Statement on Form N-1A, File Nos. 33-96132; 811-9086, on December 12, 1995, and incorporated herein by reference.

Note B:	Filed as an exhibit to Post-Effective Amendment No. 1 to Registrant’s Registration Statement on Form N-1A, File Nos. 33-96132; 811-9086, on June 20, 1996, and incorporated herein by reference.

Note C:	Filed as an exhibit to Post-Effective Amendment No. 3 to Registrant’s Registration Statement on Form N-1A, File Nos. 33-96132; 811-9086, on February 28, 1997, and incorporated herein by reference.

Note D:	Filed as an exhibit to Post-Effective Amendment No. 4 to Registrant’s Registration Statement on Form N-1A, File Nos. 33-96132; 811-9086, on December 19, 1997, and incorporated herein by reference.

Note E:	Filed as an exhibit to Post-Effective Amendment No. 6 to Registrant’s Registration Statement on Form N-1A, File Nos. 33-96132; 811-9086, on October 13, 1998, and incorporated herein by reference.

Note F:	Filed as an exhibit to Post-Effective Amendment No. 7 to Registrant’s Registration Statement on Form N-1A, File Nos. 33-96132; 811-9086, on December 14, 1998, and incorporated herein by reference.

Note G:	Filed as an exhibit to Post-Effective Amendment No. 8 to Registrant’s Registration Statement on Form N-1A, File Nos. 33-96132; 811-9086, on October 15, 1999, and incorporated herein by reference.

Note H:	Filed as an exhibit to Post-Effective Amendment No. 9 to Registrant’s Registration Statement on Form N-1A, File Nos. 33-96132; 811-9086, on December 23, 1999, and incorporated herein by reference.

Note I:	Filed as an exhibit to Post-Effective Amendment No. 10 to Registrant’s Registration Statement on Form N-1A, File Nos. 33-96132; 811-9086, on December 28, 2000, and incorporated herein by reference.

Note J:	Filed as an exhibit to Post-Effective Amendment No. 11 to Registrant’s Registration Statement on Form N-1A, File Nos. 33-96132; 811-9086, on December 26, 2001, and incorporated herein by reference.

Note K:	Filed as an exhibit to Post-Effective Amendment No. 12 to Registrant’s Registration Statement on Form N-1A, File Nos. 33-96132; 811-9086, on December 23, 2002, and incorporated herein by reference.

Note L:	Filed as an exhibit to Post-Effective Amendment No. 13 to Registrant’s Registration Statement on Form N-1A, File Nos. 33-96132; 811-9086, on December 31, 2003, and incorporated herein by reference.

Note M:	Filed as an exhibit to Post-Effective Amendment No. 15 to Registrant’s Registration Statement on Form N-1A, File Nos. 33-96132; 811-9086, on December 30, 2004, and incorporated herein by reference.

Note N:	Filed as an exhibit to Registrant’s Registration Statement on Form N-14, File Nos. 33-96132; 811-9086, on November 8, 2005, and incorporated herein by reference.

Note O:	Filed as an exhibit to Post-Effective Amendment No. 18 to Registrant’s Registration Statement on Form N-1A, File Nos. 33-96132; 811-9086, on February 22, 2006, and incorporated herein by reference.

Note P:	Filed as an exhibit to Post-Effective Amendment No. 19 to the Registrant’s Registration Statement on Form N-1A, File Nos. 33-96132; 811-9086, on October 4, 2006, and incorporated herein by reference.

Note Q:	Filed as an exhibit to Post-Effective Amendment No. 22 to the Registrant’s Registration Statement on Form N-1A, File Nos. 33-96132; 811-9086, on December 18, 2006, and incorporated herein by reference.

Note R:	Filed as an exhibit to Post-Effective Amendment No. 23 to the Registrant’s Registration Statement on Form N-1A, File Nos. 33-96132; 811-9086, on December 18, 2006, and incorporated herein by reference.

Note S:	Filed as an exhibit to Post-Effective Amendment No. 24 to the Registrant’s Registration Statement on Form N-1A, File Nos. 33-96132; 811-9086, on December 20, 2006, and incorporated herein by reference.

Item 24. Persons Controlled by or under Common Control with Registrant.

        Not applicable.

Item 25. Indemnification.

        Section 2-418 of the General Corporation Law of the State of Maryland, Article IX of the Registrant’s Articles of Incorporation, as referenced herein, Article V of the Registrant’s By-Laws, as referenced herein, and the Investment Management Agreement, as referenced herein, provide for indemnification.

        The Articles of Incorporation and By-Laws provide that to the fullest extent that limitations on the liability of directors and officers are permitted by the Maryland General Corporation Law, no director or officer of the Registrant shall have any liability to the Registrant or to its shareholders for damages.

        The Articles of Incorporation and By-Laws further provide that the Registrant shall indemnify and advance expenses to its currently acting and its former directors to the fullest extent that indemnification of directors is permitted by the Maryland General Corporation Law and the Investment Company Act; that the Registrant shall indemnify and advance expenses to its officers to the same extent as its directors and to such further extent as is consistent with applicable law. The Board of Directors may, through by-law, resolution or agreement, make further provisions for indemnification of directors, officers, employees and agents to the fullest extent permitted by the Maryland General Corporation Law. However, nothing in the Articles of Incorporation or By-Laws protects any director or officer of the Registrant against any liability to the Registrant or to its shareholders to which he or she would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office.

        Section 2-418 of the General Corporation Law of the State of Maryland provides that a corporation may indemnify any director made a party to any proceeding by reason of service in that capacity unless it is established that (i) the act or omission of the director was material to the matter giving rise to the proceeding; and (a) was committed in bad faith; or (b) was the result of active and deliberate dishonesty; or (ii) the director actually received an improper personal benefit in money, property, or services; or (iii) in the case of any criminal proceeding, the director had reasonable cause to believe that the act or omission was unlawful. Section 2-418 permits indemnification to be made against judgments, penalties, fines, settlements, and reasonable expenses actually incurred by the director in connection with the proceeding; however, if the proceeding was one by or in the right of the corporation, indemnification may not be made in respect of any proceeding in which the director shall have been adjudged to be liable to the corporation. A director may not be indemnified under Section 2-418 in respect of any proceeding charging improper personal benefit to the director, whether or not involving action in the director’s official capacity, in which the director was adjudged to be liable on the basis that personal benefit was improperly received.

        Unless limited by the Registrant’s charter, a director who has been successful, on the merits or otherwise, in the defense of any proceeding referred to above shall be indemnified against any reasonable expenses incurred by the director in connection with the proceeding. Reasonable expenses incurred by a director who is a party to a proceeding may be paid or reimbursed by the corporation in advance of the final disposition of the proceeding upon receipt by the corporation of (i) a written affirmation by the director of the director’s good faith belief that the standard of conduct necessary for indemnification by the corporation has been met; and (ii) a written undertaking by or on behalf of the director to repay the amount if it shall ultimately be determined that the standard of conduct has not been met.

        The indemnification and advancement of expenses provided or authorized by Section 2-418 may not be deemed exclusive of any other rights, by indemnification or otherwise, to which a director may be entitled under the charter, the bylaws, a resolution of stockholders or directors, an agreement or otherwise, both as to action in an official capacity and as to action in another capacity while holding such office.

        Under Section 2-418, a corporation may indemnify and advance expenses to an officer, employee, or agent of the corporation to the same extent that it may indemnify directors and a corporation, in addition, may indemnify and advance expenses to an officer, employee, or agent who is not a director to such further extent, consistent with law, as may be provided by its charter, bylaws, general or specific action of its board of directors or contract.

        Under Section 2-418, a corporation may purchase and maintain insurance on behalf of any person who is or was a director, officer, employee, or agent of the corporation, or who, while a director, officer, employee, or agent of the corporation, is or was serving at the request of the corporation as a director, officer, partner, trustee, employee, or agent of another foreign or domestic corporation, partnership, joint venture, trust, other enterprise, or employee benefit plan against any liability asserted against and incurred by such person in any such capacity or arising out of such person’s position, whether or not the corporation would have the power to indemnify against liability under the provisions of such Section. A corporation also may provide similar protection, including a trust fund, letter of credit, or surety bond, not inconsistent with the foregoing. The insurance or similar protection may be provided by a subsidiary or an affiliate of the corporation.

        Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to directors, officers, and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that, in the opinion of the SEC, such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Item 26. Business and Other Connections of Investment Adviser.

        The following persons are the directors and officers of the Investment Manager:

        MALCOM LANG *, Treasurer, Chief Financial Officer and Director of the Investment Manager since December 19, 2006.

        DAVID A. HARTMAN*, Managing Director of the Investment Manager since January 2006; and Senior Vice President and Chief Investment Officer of the Investment Manager from October 1995 to December 2005.

        ROBERT F. MACLELLAN*, Director of the Investment Manager or its predecessor since November 2000; Chairman of the Investment Manager or its predecessor since 1999; Chief Executive Officer of TD Investment Management Inc. from July 1999 - May 2005; and Chairman, Chief Executive Officer and Director of the Investment Manager’s predecessor since 1995. Mr. MacLellan served as President and Chief Executive Officer (2001-2003) and Officer (2003-2003) of TD Investment Services Inc. and as Chairman and Chief Executive Officer (2002-2002) and Officer (2002-2003) of TD Waterhouse Canada Inc.

        RICHARD H. NEIMAN*, Director, General Counsel and Secretary of the Investment Manager since August 1995; and Executive Vice President of the Investment Manager from August 1995 - May 2005. Mr. Neiman has served as Executive Vice President, General Counsel, Director and Secretary of TD Waterhouse Group, Inc. since November 2001. Mr. Neiman also serves in similar capacities for TD Waterhouse Investor Services, Inc. and National Investor Services Corp.; and President, Chairman and Chief Executive Officer of TD Bank USA, N.A.

        BARBARA F. PALK*, President (since 2002) and Director (since 2000) of the Investment Manager or its predecessor; President of TD Asset Management Inc. since 2002; and Senior Vice President of The Toronto-Dominion Bank since 1997.

        MICHELE R. TEICHNER*, Managing Director of the Investment Manager since January 2006; Chief Compliance Officer of the Investment Manager since June 2004; and Chief Compliance Officer of the Registrant since June 2004. Ms. Teichner has served as Senior Vice President of TD Waterhouse Asset Management, Inc. from August 1996 to December 2005.

*	Address: 31 West 52nd Street, 21st Floor, New York, NY 10019

Item 27. Principal Underwriters.

(a)	Funds Distributor, Inc. (“FDI” or the “Distributor”) acts as principal underwriter for the following investment companies:

GMO Trust Merrimac Series Munder Series Trust II Munder Series Trust TD Asset Management USA Funds, Inc.

        FDI is registered with the Securities and Exchange Commission as a broker-dealer and is a member of the National Association of Securities Dealers. FDI has its main address at 100 Summer Street, 15th Floor, Boston, Massachusetts 02110. FDI is an indirect wholly-owned subsidiary of The BISYS Group, Inc.

(b)	Information about Directors and Officers of FDI is as follows:

Name and Principal Business Address*	Positions and Offices with Distributor	Positions and Offices with Registrant

Brian K. Bey	President and Director	None
Elliott Dobin	Secretary	None
James E. (Ed) Pike	Financial and Operations Principal	None
Andrew H. Byer	Chief Compliance Officer	None
Wayne A. Rose	Assistant Chief Compliance Officer	None

Item 28. Location of Accounts and Records.

        All accounts, books and other documents required to be maintained pursuant to Section 31(a) of the Investment Company Act and the Rules thereunder are maintained at the offices of the Registrant, the offices of the Registrant’s Investment Manager and Administrator, TD Asset Management USA Inc., 31 West 52nd Street, 21st Floor, New York, New York 10019, or (i) in the case of records concerning custodial functions, at the offices of the Registrant’s Custodian, The Bank of New York, One Wall Street, New York, New York 10286; (ii) in the case of records concerning transfer agency functions, at the offices of the Registrant’s Transfer Agent and Dividend Disbursing Agent, BISYS Fund Services Ohio, Inc., 3435 Stelzer Road, Columbus, OH 43219; (iii) in the case of records concerning distribution, administration and certain other functions, at the offices of the Fund’s Distributor and Sub-Administrator, Funds Distributor, Inc., 100 Summer Street, Suite 1500, Boston, Massachusetts 02110; and (iv) in the case of records concerning fund accounting functions, at the offices of the Fund’s fund accountant, SEI Investments Global Fund Services, One Freedom Valley Drive, Oaks, Pennsylvania 19456-1100.

Item 29. Management Services.

        Not applicable.

Item 30. Undertakings.

        Not applicable.

SIGNATURES

        Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all of the requirements for effectiveness of this Post-Effective Amendment to its Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and has caused this Post-Effective Amendment to its Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, on the 28th day of February, 2007.

TD Asset Management USA Funds, Inc.
Registrant

By:	/s/ George O. Martinez George O. Martinez President and Chief Executive Officer

        Pursuant to the requirements of the Securities Act of 1933, this amendment to its Registration Statement has been signed below by or on behalf of the following persons in the capacities and on the dates indicated.

SIGNATURE	TITLE	DATE

/s/ George O. Martinez	President and	February 28, 2007
Chief Executive Officer
George O. Martinez

/s/ Christopher Salfi	Treasurer and	February 28, 2007
Chief Financial Officer
Christopher Salfi

Chairman of the Board
George F. Staudter*	and Director	February 28, 2007

Richard W. Dalrymple*	Director	February 28, 2007

Peter B.M. Eby*	Director	February 28, 2007

Lawrence J. Toal*	Director	February 28, 2007

*By	/s/ Richard H. Neiman Richard H. Neiman Attorney-in-Fact pursuant to a power of attorney

Exhibit Index

Exhibit	Document

j (1)	Consent of Willkie Farr & Gallagher LLP
j (2)	Consent of Independent Registered Public Accounting Firm
p (5)	Code of Ethics of BISYS Fund Services and Affiliates, including the Distributor as of January 1, 2007